As filed with the Securities and Exchange Commission on August 15, 2017

Securities Act Registration No. 333-168040
Investment Company Act Reg. No. 811-22436

SECURITIES AND EXCHANGE COMMISSION
                    Washington, D.C.  20549
FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒

Pre-Effective Amendment No. ___	☐

Post-Effective Amendment No. 15	☒

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☒

Amendment No. 18	☒
(Check appropriate box or boxes.)
_______________________________________

ENTREPRENEURSHARES SERIES TRUST (Exact Name of Registrant as Specified in Charter)

175 Federal Street, Suite 875
Boston, Massachusetts	02210
(Address of Principal Executive Offices)	(Zip Code)

(800) 287-9469 (Registrant’s Telephone Number, including Area Code)

Dr. Joel M. Shulman	Copy to:
Capital Impact Advisors, LLC	Peter D. Fetzer
Weston Capital Advisors, LLC	Foley & Lardner LLP
175 Federal Street, Suite 875	777 East Wisconsin Avenue
Boston, Massachusetts 02210	Milwaukee, Wisconsin 53202
(Name and Address of Agent for Service)

Approximate Date of Proposed Public Offering:  As soon as practicable after the Registration Statement becomes effective.

It is proposed that this filing become effective (check appropriate box):

☐ immediately upon filing pursuant to paragraph (b)

☐ on (date) pursuant to paragraph (b)

☐ 60 days after filing pursuant to paragraph (a) (1)

☐ on (date) pursuant to paragraph (a) (1)

☒ 75 days after filing pursuant to paragraph (a) (2)

☐ on (date) pursuant to paragraph (a) (2) of Rule 485

If appropriate, check the following box:

☐ this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

EXPLANATORY NOTE

This Post-Effective Amendment No. 15 under the Securities Act of 1933, as amended, for EntrepreneurShares Series Trust (the “Trust”) relates to the creation of a new series of the Trust to be known as the Entrepreneur 30 Fund.  The prospectus and statement of additional information for the existing series of the Trust are not changed, modified or amended by the filing of this Post-Effective Amendment.

THE INFORMATION IN THIS PROSPECTUS IS NOT COMPLETE AND MAY BE CHANGED.  WE MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE.  THIS PROSPECTUS IS NOT AN OFFER TO SELL THESE SECURITIES AND IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.

Preliminary Prospectus Subject to Change Dated August 15, 2017

Prospectus
EntrepreneurShares Series Trust™

EntrepreneurShares Series Trust (“Trust”) is a registered investment company consisting of separate investment portfolios called “Funds.”  This Prospectus relates solely to the following Fund:

Name	Ticker Symbol

Entrepreneur 30 Fund	[_____]

The Fund is an exchange-traded fund.  This means that shares of the Fund are listed on [NYSE Arca, Inc. (“NYSE Arca”)] and trade at market prices.  The market price for the Fund’s shares may be different from its net asset value per share (“NAV”).

__________, 2017

175 Federal Street
Suite #875
Boston, MA 02110
Toll Free: 877-271-8811

The Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

Entrepreneur 30 Fund

Investment Objective

The Entrepreneur 30 Fund (the “Fund”) is an exchange-traded Fund that seeks investment results that correspond (before fees and expenses) generally to the performance of its underlying index, the Entrepreneur 30 Index.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund (“Shares”).  Most investors will incur brokerage commissions when buying or selling Shares, which are not reflected in the table set forth below.

SHAREHOLDER FEES (fees paid directly from your investment)

Maximum Transaction Fee (Creation)(a)	[___]%
Maximum Transaction Fee (Redemption)(a)	[___]%

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.49%
Other Expenses(b)(c)	[___]%
Total Annual Fund Operating Expenses	[___]%

(a) Purchase and Redemption Fees may be charged by the Fund when investors buy or sell Shares directly with the Fund.  No shareholder fees are charged by the Fund for purchases and sales made on the Secondary Market.
(b) Expenses are based on estimated amounts for the current fiscal year
(c) Other expenses include acquired fund fees and expenses that do not exceed 0.01% of the Fund’s average daily net assets.

Example

This example (the “Example”) is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example does not take into account brokerage commissions that you pay when purchasing or selling Shares.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of these periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  The return of 5% and estimated expenses are for illustration purposes only, and should not be considered indicators of expected Fund expenses or performance, which may be greater or less than the estimates.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years
$[___]	$[___]

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. The Fund is newly organized and, as of the date of the Prospectus, has not had any portfolio turnover.

Principal Investment Strategies

The Fund intends to provide investment results that replicate the performance of the Entrepreneur 30 Index (the “Entrepreneur 30 Index”).  The Entrepreneur 30 Index is maintained by EntrepreneurShares LLC, an affiliate of Capital Impact Advisors, LLC (the “Advisor”), and is licensed exclusively to the Advisor for use as an investment strategy.  The Entrepreneur 30 Index represents the 30 largest publicly-traded, market capitalized companies that meet the key entrepreneurial standards as set forth by EntrepreneurShares LLC.  Within the standards set forth, the companies need to meet requirements regarding, management, sector restrictions, ownership, compensation, company age, and growth constraints, among others.  The Entrepreneur 30 Index is rebalanced quarterly.

The Fund invests in domestic U.S. securities, but such securities may include domestic securities of foreign issuers, including indirect investments such as American Depositary Receipts (“ADRs”) or other types of depositary receipts, which are U.S. dollar-denominated securities of foreign issuers traded in the U.S.  The stocks included in the Fund are chosen solely on the basis of their inclusion in the Entrepreneur 30 Index.

Under normal market conditions, the Advisor will invest at least 80% of the Fund’s net assets, exclusive of collateral held from securities lending, in equity securities included in the Entrepreneur 30 Index.  The Fund may also invest up to 20% of its net assets in certain index futures, options, options on index futures, swap contracts or other derivatives, as related to the Entrepreneur 30 Index, as well as in securities and other instruments not included in the Entrepreneur 30 Index, but which the Advisor believes will help the Fund track the Entrepreneur 30 Index.

No attempt is made to actively manage the Fund’s portfolio by using economic, financial or market analysis.  The adverse financial situation of a company will not result in its elimination from the Fund’s portfolio unless the company is removed from the Entrepreneur 30 Index.  The percentage of the Fund’s assets invested in the stock of a particular company is approximately the same as the percentage weighting of such company in the Entrepreneur 30 Index.

There is no predetermined acceptable range of the difference between the total return of the Entrepreneur 30 Index and the total return of the Fund.  Any difference is likely the result of various expenses incurred by the Fund, such as management fees, transaction costs and other operating expenses, as well as subscription and redemption activity.  On the other hand, the Fund does attempt to achieve a correlation of monthly returns with the Entrepreneur 30 Index of approximately 95% or better.  A correlation of 100% would mean the total return of the Fund’s assets would increase or decrease exactly the same as the total return of the Entrepreneur 30 Index.

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Principal Risks of Investing in the Fund

Investors in the Fund may lose money. The Fund is subject to principal risks noted below, any of which may adversely affect the Fund’s NAV, trading price, yield, total return and ability to meet its investment objective. These risks include:

•	Absence of Prior Active Market Risk:
Although the Shares are approved for listing on the NYSE Arca, there can be no assurance that an active trading market will develop and be maintained for the Shares. As a new fund, there can be no assurance that the Fund will grow to or maintain an economically viable size, in which case the Fund may ultimately liquidate.

•	Index Risk:
The performance of the Entrepreneur 30 Index and the Fund may deviate from that of the market the Entrepreneur 30 Index seeks to track due to changes that are reflected in the market more quickly than the Entrepreneur 30 Index, which will reconstitute its component securities periodically and will rebalance quarterly individual index component securities for corporate actions under the EntrepreneurShares LLC’s methodology.

•	Index Tracking Risk:
Although the Fund attempts to track the performance of the Entrepreneur 30 Index, the Fund may not be able to duplicate its exact composition or return for any number of reasons.

•	Common Stock Risk:
Common stock prices fluctuate based on changes in a company’s financial condition and on overall market and economic conditions.

•	Market Risk:
The prices of the securities, particularly the common stocks, in which the Fund invests may decline for a number of reasons. The price declines of common stocks, in particular, may be steep, sudden, and/ or prolonged. Adverse market conditions, sometimes in response to general economic or industry news, may cause the prices of the Fund’s holdings to fall as part of a broad market decline. In addition, certain unanticipated events, such as natural disasters, terrorist attacks, and other geopolitical events, can have a dramatic adverse effect on securities held by the Fund.

•	Concentration Risk:
To the extent that the Entrepreneur 30 Index is concentrated in a particular industry, the Fund also will be concentrated in that industry. Concentrated Fund investments will subject the Fund to a greater risk of loss as a result of adverse economic, business or other developments than if its investments were diversified across different industry sectors.

•	American Depositary Receipts:
One risk of investing in an ADR is the political risk of the home country. Instability in the home country increases the risk of investing in an ADR. Another risk is exchange rate risk. ADR shares track the shares in the home country. If a country's currency is devalued, it will trickle down to the ADR. This can result in a significant loss, even if the company had been performing well. Another related risk is inflationary risk. Inflation is the rate at which the general level of prices for goods and services is rising and, subsequently, purchasing power is

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falling. Inflation can have a serious negative impact on business because the currency of a country with high inflation becomes less and less valuable each day.

•	Early Closing Risk:
An unanticipated early closing of the NYSE Arca may result in a shareholder’s inability to buy or sell Shares on that day in the Secondary Market, although non-institutional investors may still be able to redeem their Shares directly to the Fund and institutional investors may redeem through Authorized Participants.

•	Exchange-Traded Fund Risk:
The Fund’s Shares may trade at a premium or discount to their NAV. Also, an active market for the Fund’s Shares may not develop and market trading may be halted if trading in one or more of the Fund’s underlying securities is halted.

•	Non-Transparency Risk:
An investor will not have daily access to the Fund’s holdings.  Therefore, as information regarding the Fund’s holdings will be less prevalent then the holdings of an ETF, the lack of transparency regarding the Fund’s holdings could impact the price that the shares of the Funds trade on the Secondary Market.

Performance

The Fund is new and therefore does not have a performance history for a full calendar year. Performance information for the Fund will be provided once it has annual returns for a full calendar year. Please remember that the Fund’s past performance (before and after taxes) is not necessarily an indication of its future performance. It may perform better or worse in the future.

Management

Advisor

Capital Impact Advisors, LLC is the Fund’s advisor.

Portfolio Manager
Name & Title	Length of Service with Advisor

Dr. Joel M. Shulman, portfolio manager and principal of Capital Impact Advisors	Since 2013

Purchase and Sale of Fund Shares

Similar to ETFs currently trading in the United States, the Fund will offer, issue and sell Shares to investors in large aggregations (“Creation Units”) (e.g., at least 10,000 Shares) through Rafferty Capital Markets, LLC (the “Distributor”) on a continuous basis at the NAV per Share next determined after an order in proper form is received or issue in less than Creation Unit size to investors participating in the Fund’s Distribution Reinvestment Program (described herein). The NAV of the Fund is expected to be determined as of the close of the regular trading session on the NYSE Arca (ordinarily 4:00 p.m. Eastern Time (“ET”)) (“Closing Time”) on each day that the NYSE Arca is open. The Fund will sell and redeem Creation Units only on each day that the NYSE Arca and the Trust are open for business and includes any day that the Fund is required to be open under Section 22(e) of the Investment Company Act of 1940, as amended (the “1940 Act”) (“Business Day”).

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Tax Information

The Fund’s distributions are taxable and will generally be taxed as ordinary income or capital gains.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Advisor or its related companies may pay the intermediary for the sale of Fund shares and related services or promotion of the Fund. These payments may create a conflict of interest by influencing the broker- dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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OVERVIEW

The Trust is an investment company consisting of separate investment portfolios (each, a “Fund”).  The Fund listed in this Prospectus is an exchange-traded fund (“ETF”). ETFs are funds whose shares are listed on a stock exchange and traded like equity securities at market prices. An ETF, such as the Fund, allows you to buy or sell shares that represent the collective performance of a selected group of securities. Index ETFs are designed to add the flexibility, ease and liquidity of stock-trading to the benefits of traditional fund investing. The Fund seeks investment results that correspond (before fees and expenses) generally to the price and yield performance of the Entrepreneur 30 Index.

Shares of the Fund are listed and trade at market prices on the NYSE Arca. The market price for a Share of the Fund may be different from the Fund’s most recent NAV per Share. Similar to shares of an index mutual fund, each Share of the Fund represents a partial ownership in an underlying portfolio of securities intended to track a market index. Unlike shares of a mutual fund, which can be bought and redeemed from the issuing fund by all shareholders at a price based on NAV, Shares of the Fund may be purchased or redeemed directly from the Fund at NAV solely by certain large institutions that enter into agreements with the Distributor and are authorized to transact in Creation Units with the Fund (“Authorized Participants”). Also unlike shares of a mutual fund, Shares of the Fund are listed on a national securities exchange and trade through a broker-dealer on a national securities exchange or in the over-the-counter market (the “Secondary Market”) at market prices that change throughout the day.

This Prospectus provides the information you need to make an informed decision about investing in the Fund. It contains important facts about the Trust as a whole and the Fund.

Capital Impact Advisors, LLC is the advisor to the Fund.

ADDITIONAL DESCRIPTION OF THE PRINCIPAL STRATEGIES
 OF THE FUND

The Fund employs a “passive management” — or indexing — investment approach designed to track the performance of the Entrepreneur 30 Index. The Fund is not managed according to traditional methods of “active” investment management, which involve the buying and selling of securities based upon economic, financial and market analysis and investment judgment. Unlike many investment companies, the Fund does not try to “beat” the index it tracks and does not seek temporary defensive positions when markets decline or appear overvalued. Indexing may eliminate the chance that the Fund will substantially outperform the Entrepreneur 30 Index, but it also may reduce some of the risks of active management, such as poor security selection. Indexing seeks to achieve lower costs and better after-tax performance by keeping portfolio turnover low in comparison to actively managed investment companies.

The Fund generally invests at least 80% of its net assets, exclusive of collateral held from securities lending, in component securities of issuers (or ADRs based on the securities of such issuers) that comprise the Entrepreneur 30 Index. The Advisor manages the Fund by using “replication” indexing strategy when possible; provided, however, that it may use a “representative sampling” indexing strategy under various circumstances where it is not possible or practicable to use a replication indexing strategy. Furthermore, the Fund may utilize a representative sampling strategy with respect to the Entrepreneur 30 Index when a replication strategy might be detrimental to the Fund’s shareholders, such as when there are practical difficulties or substantial costs involved in compiling a portfolio of securities to follow the Entrepreneur 30 Index which contains equity securities too numerous to efficiently purchase or

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sell; or, in certain instances, when an equity security of the Entrepreneur 30 Index becomes temporarily illiquid, unavailable or less liquid.

Replication indexing strategies involve the purchase of the component securities (or ADRs) of the Entrepreneur 30 Index in substantially the same weighting as in the Entrepreneur 30 Index. A representative sampling indexing strategy involves investing in a representative sample of securities that collectively has an investment profile similar to the Entrepreneur 30 Index. The securities selected for representative sampling are expected to have, in the aggregate, investment characteristics (based on factors such as market capitalization and industry weightings), fundamental characteristics (such as return variability and yield) and liquidity measures similar to those of the Entrepreneur 30 Index. To the extent that the Advisor uses a representative sampling indexing strategy in managing the Fund, the Fund may or may not hold all of the securities in the Entrepreneur 30 Index and therefore the Fund may not track the performance of the Entrepreneur 30 Index with the same degree of accuracy as would an investment vehicle that invested in every equity security of the Entrepreneur 30 Index with the same weighting of the Entrepreneur 30 Index.

The Entrepreneur 30 Index is sponsored by EntrepreneurShares LLC, an affiliate of Capital Impact Advisors, LLC (the “Sponsor”). The Sponsor determines the composition and relative weightings of the securities in the Entrepreneur 30 Index and publishes information regarding the market value of the Entrepreneur 30 Index. The criteria for inclusion in the Entrepreneur 30 Index is discussed in the Fund’s Statement of Additional Information (“SAI”).

An index is a theoretical financial calculation while the Fund is an actual investment portfolio. The performance of the Fund and the Entrepreneur 30 Index may vary due to transaction costs, non-U.S. currency valuation, asset valuations, corporate actions (such as mergers and spin-offs), timing variances, and differences between the Fund’s portfolio and the Entrepreneur 30 Index resulting from legal restrictions (such as diversification requirements) that apply to the Fund but not to the Entrepreneur 30 Index, the use of representative sampling and fees and expenses incurred by the Fund. “Tracking error” is the difference between the performance (return) of the Fund’s portfolio and that of the Entrepreneur 30 Index. The Advisor expects that, over time, the Fund’s tracking error will not exceed 5%. The Fund generally uses a replication strategy. “Replication” is an indexing strategy in which a fund invests in substantially all of the securities in its underlying index in approximately the same proportions as in the underlying index. The Fund may or may not hold all of the securities in the Entrepreneur 30 Index and may, from time to time, engage in a representative sampling strategy.

The Fund will concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that the Entrepreneur 30 Index is so concentrated. Securities of the U.S. government (including its agencies and instrumentalities) and repurchase agreements collateralized by U.S. government securities are not considered to be issued by members of any industry.

ADDITIONAL INVESTMENT STRATEGIES

The Fund generally invests at least 80% of its net assets, exclusive of collateral held from securities lending, in component securities of issuers (or ADRs based on the securities of such issuers) that comprise the Entrepreneur 30 Index. As a non-principal investment strategy, the Fund may invest its remaining assets in money market instruments, including repurchase agreements or funds that invest exclusively in money market instruments (subject to applicable limitations under the 1940 Act, or exemptions therefrom), convertible securities, rights and warrants, structured notes (notes on which the amount of principal repayment and interest payments are based on the movement of one or more specified factors, such as the movement of a

7

particular stock or stock index) and in options, futures contracts and swaps. Options, forwards, futures contracts, swaps, convertible securities and structured notes may be used by the Fund in seeking performance that corresponds to the the Entrepreneur 30 Index, and in managing cash flows. The Fund will not invest in money market instruments as part of a temporary defensive strategy to protect against potential stock market declines.

The Fund may enter into forward foreign currency contracts in connection with settling planned purchases or sales of securities, to hedge currency exposure associated with some or all of the Fund’s securities or as a part of an investment strategy.

As an additional non-principal strategy, the Fund may lend its portfolio securities to brokers, dealers and other financial institutions desiring to borrow securities to complete transactions and for other purposes. In connection with such loans, the Fund receives liquid collateral equal to at least 102% of the value of loaned domestic securities and 105% of the value of loaned foreign securities on a daily basis. This collateral is marked-to-market on a daily basis. Although the Fund will receive collateral in connection with all loans of its securities holdings, the Fund would be exposed to a risk of loss should a borrower default on its obligation to return the borrowed securities (e.g., the loaned securities may have appreciated beyond the value of the collateral held by the Fund). In addition, the Fund will bear the risk of loss of any cash collateral that it invests.

ADDITIONAL RISKS

•	Indexing Risk:
The Advisor uses a passive indexing strategy — either replication or representative sampling — to manage the Fund. The Fund invests in the securities included in, or representative of, the Entrepreneur 30 Index regardless of their investment merit. The Fund does not attempt to outperform the Entrepreneur 30 Index or take defensive positions in declining markets. As a result, the Fund’s performance may be adversely affected by a general decline in the markets relating to the Entrepreneur 30 Index.

•	Asset Class Risk:
The returns from the types of securities in which the Fund invests may under-perform returns from the various general securities markets or different asset classes. This may cause the Fund to under-perform other investment vehicles that invest in different asset classes. Different types of securities (for example, large-, mid- and small-capitalization stocks) tend to go through cycles of doing better — or worse — than the general securities markets. In the past, these periods have lasted for as long as several years.

•	Issuer Risk:
The performance of the Fund depends on the performance of individual companies in which the Fund invests. Any issuer may perform poorly, causing the value of its securities to decline. Poor performance may be caused by poor management decisions, competitive pressures, changes in technology, disruptions in supply, labor problems or shortages, corporate restructurings, fraudulent disclosures or other factors. Issuers may, in times of distress or at their own discretion, decide to reduce or eliminate dividends, which may also cause their stock prices to decline.

•	Trading Price Risk:
Shares of the Fund trade on the NYSE Arca at prices at, above or below their most recent NAV. The per share NAV of the Fund is calculated at the end of each Business Day and fluctuates with changes in the market value of the Fund’s holdings since the most recent calculation. The trading prices of the Fund’s Shares fluctuate continuously throughout trading

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hours based on market supply and demand rather than NAV. The trading prices of the Fund’s Shares may deviate significantly from NAV during periods of market volatility. The Advisor believes that large discounts or premiums to the NAV of the Fund are not likely to be sustained over the long-term because Shares can be created and redeemed in Creation Units at NAV (unlike shares of many closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their NAVs). While the creation/redemption feature is designed to make it likely that the Fund’s Shares normally will trade on exchanges at prices close to the Fund’s next calculated NAV, market prices are not expected to correlate exactly with the Fund’s NAV due to timing reasons as well as market supply and demand factors. In addition, disruptions to creations and redemptions or the existence of extreme market volatility may result in trading prices that differ significantly from NAV. If a shareholder purchases at a time when the market price is at a premium to the NAV or sells at a time when the market price is at a discount to the NAV, the shareholder may sustain losses.

•	Securities Lending Risk:
The Fund may lend its portfolio securities. In connection with such loans, the Fund receives liquid collateral equal to at least 102% of the value of loaned domestic securities and 105% of the value of loaned foreign securities on a daily basis. This collateral is marked to market on a daily basis. Although the Fund will receive collateral in connection with all loans of its securities holdings, the Fund would be exposed to a risk of loss should a borrower default on its obligation to return the borrowed securities (e.g., the loaned securities may have appreciated beyond the value of the collateral held by the Fund). In addition, the Fund will bear the risk of loss of any cash collateral that it invests.

•	Derivatives Risk:
A derivative is a financial contract, the value of which depends on, or is derived from, the value of an underlying asset such as a security or an index. As a non-principal investment strategy, the Fund may utilize futures, options and swaps to track the Entrepreneur 30 Index or individual components of the Entrepreneur 30 Index. The Fund will have exposure to derivative risks, which include a number of risks based on the structure of the underlying instrument and the counterparty to the derivatives transaction. These risks include leveraging risk where losses may be magnified if the derivative contains an element of leverage, liquidity risk if the Fund is unable to sell a derivative or is otherwise required to reserve its assets against its exposure under the derivative, interest rate risk if the derivative is interest-rate sensitive, market risk associated with the market in which the derivative trades (if any), credit risk of the counterparty to the derivative contract that may impair the value of the Fund’s derivative and the risk that the Advisor fails to utilize derivatives in a manner to achieve the Fund’s investment goal. To the extent the Fund utilizes derivatives that are entered into over-the-counter (i.e., futures, options or swaps that are not traded on an exchange), the Fund may also have exposure to the risk of a counterparty’s default, and the risk that the Fund may improperly value a derivative for which market quotations are unavailable. Each of the types of derivatives in which the Fund may invest exhibit the following risks:

•	Options Risk:
Options invested in by the Fund may be closed out only on an exchange providing a secondary market therefor. If no liquid secondary market exists for an option, the Fund may not be able to close out the position it holds in the option, subjecting the Fund to the risk of adverse price movements. If the Fund cannot close out a position on an option, it would continue to be required to make margin payments in cash. There also exists a risk

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of loss by the Fund of margin deposits in the event of the bankruptcy of a broker with whom the Fund has an open position.

•	Futures Risk:
Futures contracts invested in by the Fund may be closed out only on an exchange providing a secondary market therefor. If no liquid secondary market exists for a futures contract, the Fund may not be able to close out the position it holds in the futures contract, subjecting the Fund to the risk of adverse price movements. The lack of a secondary market may occur due to triggering of daily limits in price movement for futures contracts on certain exchanges. When a daily limit set by an exchange is met, the exchange does not permit additional trading on such day, potentially preventing the Fund from closing out the position it holds in any applicable future. If the Fund cannot close out a position on a futures contract, it would continue to be required to make margin payments in cash. The index tracked by a futures contract may differ from and even have a negative correlation to the Entrepreneur 30 Index, resulting in the returns from such a contract not matching the performance of the Entrepreneur 30 Index and the possible risk of loss. There also exists a risk of loss by the Fund of margin deposits in the event of the bankruptcy of a broker with whom the Fund has an open position.

•	Swaps Risk:
If the value of the specified security, index or other instrument tracked by a swap moves against the position held by the Fund, the Fund may be required to pay the dollar value of the decrease in value (or increase in value, for an inverse swap) to the counterparty. To the extent that the Fund utilizes total return swaps, such instruments will be considered illiquid by the Fund and the Fund will be required to segregate liquid assets under contractual obligations. Such segregation could limit the Fund’s investment flexibility or impact the Fund’s ability to meet current obligations, such as redemption requests from Authorized Participants.

•	Futures and Swaps Counterparty Risk:
All counterparties are subject to pre-approval by the Board and the number of counterparties may vary over time. During periods of credit market turmoil or when the amount invested by the Fund in futures contracts or total return swaps is limited relative to the Fund’s total net assets, the Fund may have only one or a few counterparties. In such circumstances, the Fund will be exposed to greater counterparty risk and the Fund may be unable to enter into futures contracts or total return swaps on terms that make economic sense, potentially preventing the Fund from achieving its investment objective or requiring it to enter into other types of derivative transactions which feature greater cost or risks. Further, a decline in the creditworthiness of a counterparty may impair the value of that counterparty’s futures or swaps with the Fund, which could result in the loss of all value of the derivative.

•	Management Risk:
The Fund may not fully replicate the Entrepreneur 30 Index and may hold securities not included in the Entrepreneur 30 Index. As a result and to the extent the Fund utilizes a representative sampling strategy, the Fund is subject to the risk that the Advisor’s investment management strategy, the implementation of which is subject to a number of constraints, may not produce the intended results.

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•	Redemption Risk:
Shares are not individually redeemable.  Shares may be redeemed by the Fund only in large blocks known as Creation Units. The Fund may not redeem Shares in fractional Creation Units. Only certain large institutions that enter into agreements with the Distributor are authorized to transact in Creation Units with the Fund. All other persons or entities transacting in Shares must do so in the Secondary Market.

•	Authorized Participant Concentration Risk:
Only an Authorized Participant may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that act as Authorized Participants. To the extent that these institutions exit the business or are unable to proceed with creation and/or redemption orders with respect to the Fund and no other Authorized Participant is able to step forward to create or redeem Creation Units, Fund shares may trade at a discount to NAV and possibly face trading halts and/or delisting.

CONTINUOUS OFFERING

The method by which Creation Units are purchased and traded may raise certain issues under applicable securities laws. Because new Creation Units are issued and sold by the Fund on an ongoing basis, at any point a “distribution,” as such term is used in the Securities Act of 1933, as amended (the “Securities Act”), may occur. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery and liability provisions of the Securities Act. For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing an order with the Distributor, breaks them down into individual Shares, and sells such Shares directly to customers, or if it chooses to couple the creation of a supply of new Shares with an active selling effort involving solicitation of Secondary Market demand for Shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to categorization as an underwriter.

Broker-dealer firms should also note that dealers who are not “underwriters” but are effecting transactions in Shares, whether or not participating in the distribution of Shares, are generally required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(a)(3) of the Securities Act is not available with respect to such transactions as a result of Section 24(d) of the 1940 Act. As a result, broker dealer-firms should note that dealers who are not underwriters but are participating in a distribution (as contrasted with ordinary Secondary Market transactions) and thus dealing with Shares that are part of an over-allotment within the meaning of Section 4(a)(3)(A) of the Securities Act would be unable to take advantage of the prospectus delivery exemption provided by Section 4(a)(3) of the Securities Act. Firms that incur a prospectus delivery obligation with respect to Shares of the Fund are reminded that under Rule 153 of the Securities Act, a prospectus delivery obligation under Section 5(b)(2) of the Securities Act owed to an exchange member in connection with a sale on the NYSE Arca is satisfied by the fact that the Fund’s prospectus is available at the NYSE Arca upon request. The prospectus delivery mechanism provided in Rule 153 is only available with respect to transactions on an exchange.

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CREATION AND REDEMPTION OF CREATION UNITS

The Fund issues and redeems Shares only in bundles of a specified number of Shares. These bundles are known as “Creation Units.” For the Fund, a Creation Unit is comprised of 10,000 Shares. The number of Shares in a Creation Unit will not change, except for investors participating in the Fund’s Distribution Reinvestment Program or in the event of a share split, reverse split or similar revaluation. The Fund may not issue fractional Creation Units.

To purchase or redeem a Creation Unit, you must be an Authorized Participant or you must do so through a broker, dealer, bank or other entity that is an Authorized Participant. An Authorized Participant is either (1) a “Participating Party,” (i.e., a broker-dealer or other participant in the clearing process of the Continuous Net Settlement System of the NSCC) (“Clearing Process”) or (2) a participant of the Depository Trust Company, New York, New York, a limited purpose trust company organized under the laws of the State of New York (“DTC”), and, in each case, must have executed an agreement with the Distributor with respect to creations and redemptions of Creation Units (“Participation Agreement”). Because Creation Units cost over $[___] each and must generally be purchased and redeemed in-kind, it is expected that only large institutional investors will purchase and redeem Shares directly from the Fund in the form of Creation Units. In turn, it is expected that institutional investors who purchase Creation Units will break up their Creation Units and offer and sell individual Shares in the Secondary Market.

Creation of Creation Units

Orders to purchase Shares of the Fund in Creation Units must be placed with the Distributor by or through an Authorized Participant who is either a Participating Party or a DTC Participant.  An investor does not have to be an Authorized Participant, but must place an order through, and make appropriate arrangements with an Authorized Participant.  Authorized Participants must either (1) initiate instructions through the Continuous Net Settlement System of the NSCC (the “NSCC Clearing Process”) or (2) deposit in-kind securities (as required by the Fund) with the Fund “outside of the NSCC Clearing Process through facilities of the DTC.

All orders must be received by the Distributor no later than the order cut-off time designated as such in the Participant Agreement with such Authorized Participant on the relevant Business Day, in each case on the date such order is placed (“Transmittal Date”) in order for creation of Creation Units to be effected based on the NAV of the Transmittal Date.  In the case of custom orders, the order must be received by the Distributor, no later than 3:00 p.m. ET, or such other time as may be designated by the Fund and disclosed to the Authorized Participants.

Subject to the conditions that (1) a properly completed irrevocable purchase order has been submitted by the Authorized Participant (either on its own or another investor’s behalf) not later than the Closing Time on the Transmittal Date, and (2) arrangements satisfactory to the Fund are in place for payment of any cash amount, the Fund will accept the order, subject to its right (and the right of the Distributor and the Advisor) to reject any order not submitted in proper form.

Rejection of Creation Unit Purchase Orders

The Distributor may reject any order to purchase Creation Units for any reason, including if an order to purchase Shares is not submitted in proper form in accordance with the terms of the applicable Participant Agreement.  In addition, the Fund may reject a purchase order transmitted to it by the Distributor if:

•	The purchaser or group of related purchasers, upon obtaining the Creation Units of Shares of the Fund order, would own eighty percent (80%) or more of the outstanding Shares of the Fund;

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•
the acceptance of the in-kind securities would have certain adverse tax consequences, such as causing the Fund no longer to meet registered investment company status under the Code for federal tax purposes;

•	the acceptance of the in-kind securities would, in the opinion of the Fund, be unlawful, as in the case of a purchaser who was banned from trading in securities;
•	the acceptance of the in-kind securities would otherwise, in the discretion of the Fund, the Advisor, have an adverse effect on the Fund or on the rights of the Fund’s beneficial owners; or
•
there exist circumstances outside the control of the Fund that make it impossible to process purchases of Creation Units of Shares for all practical purposes. Examples of such circumstances include: acts of God or public service or utility problems such as fires, floods, extreme weather conditions and power outage resulting in telephone, telecopy and computer failures; market conditions or activities causing trading halts; systems failures involving computer or other information systems affecting the Fund, the Advisor, the Transfer Agent, the Custodian, the Distributor, DTC, NSCC or any other participant in the purchase process; and similar extraordinary events.

Redemption of Creation Units

Beneficial owners of Shares may sell their Shares in the Secondary Market, but must accumulate enough Shares to constitute a Creation Unit in order to redeem through the Fund. Redemption requests must be placed by or through an Authorized Participant. Creation Units will be redeemable at their NAV per Creation Unit next determined after receipt of a request for redemption by the Fund.

Redemption of Shares in Creation Units will be subject to a transaction fee imposed in the same amount and manner as the transaction fee incurred in purchasing such Shares. Redemption of Shares may be made either through the NSCC Clearing Process or “outside” the NSCC Clearing Process through DTC Facilities or otherwise.  The transaction fee will be used to offset the Fund’s trading costs, operational processing costs, brokerage commissions and other similar costs incurred in transferring certain of its portfolio holdings from its account to the account of the redeeming investor. An entity redeeming Shares in Creation Units “outside” the NSCC Clearing Process may be required to pay a higher transaction fee than would have been charged had the redemption been effected through the NSCC Clearing Process. A redeeming investor receiving cash in lieu of one or more in-kind securities may also be assessed a higher transaction fee on the cash in lieu portion to cover the costs of selling such securities, including all the costs listed above plus all or part of the spread between the expected bid and offer side of the market relating to such in-kind securities. This higher transaction fee will be assessed in the same manner as the transaction fee incurred in purchasing Creation Units.

A redemption request “outside” the NSCC Clearing Process will be considered to be in proper form if (i) a duly completed request form is received by the Distributor from the Authorized Participant on behalf of itself or another redeeming investor at a time specified by the Fund (currently expected to be 4:00 p.m. ET), and (ii) arrangements satisfactory to the Fund are in place for the Authorized Participant to transfer or cause to be transferred to the Fund the Creation Unit of such Fund being redeemed through the book-entry system of DTC on or before contractual settlement of the redemption request.

The creation and redemption processes set forth above are summaries, and the summaries only apply to shareholders who purchase or redeem Creation Units (they do not relate to shareholders who purchase or sell Shares in the Secondary Market). Authorized Participants should refer to their Participant Agreements for the precise instructions that must be followed in order to create or redeem Creation Units.

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Distribution Reinvestment Program

The DTC book-entry Distribution Reinvestment Program (“Distribution Reinvestment Program”) is available for use by beneficial owners of Shares through the DTC or DTC participants (the “DTC Participants”) for reinvestment of their cash dividends. Some DTC Participants may not elect to utilize the Distribution Reinvestment Program, so beneficial owners are encouraged to contact their broker to ascertain the availability of the Distribution Reinvestment Program through such broker.

If you own your shares beneficially through a DTC Participant that participates in the Distribution Reinvestment Program, distributions by the Fund will automatically be reinvested in additional whole Shares issued by the Fund at NAV. Shares will be issued at NAV under the Distribution Reinvestment Program regardless of whether the Shares are trading in the Secondary Market at a premium or discount to NAV as of the time NAV is calculated. Thus, Shares may be purchased through the Distribution Reinvestment Program at prices that are higher (or lower) than the contemporaneous Secondary Market trading price.

The initial decision to participate in the Distribution Reinvestment Program is made by the DTC Participant that you beneficially own your Shares through. If your DTC Participant elects to participate in the Distribution Reinvestment Program, it will offer to you customers the option to participate. To participate in the Distribution Reinvestment Program, you will need to make an affirmative election with your DTC Participant by completing an election notice. Before electing to participate, you should receive disclosure describing the terms of the Distribution Reinvestment Program and the consequences of participation. Your broker providing the Distribution Reinvestment Program will determine whether there is a fee for this service. You should inform your broker of your election to participate, and the broker will in turn notify DTC either directly or through its clearing firm.

The Distribution Reinvestment Program is optional and that availability of the Distribution Reinvestment Program is determined by your broker, at its own discretion. Broker-dealers are not required to utilize the Distribution Reinvestment Program, and may instead offer a distribution reinvestment program under which Shares are purchased in the Secondary Market at current market prices or no distribution reinvestment program at all.

BUYING AND SELLING SHARES IN THE SECONDARY MARKET

Most investors will buy and sell Shares of the Fund in Secondary Market transactions through broker-dealers. Shares of the Fund are listed for trading in the Secondary Market on the NYSE Arca and may also trade on other exchanges or in the over-the-counter market.

Shares can be bought and sold throughout the trading day like other publicly-traded shares. There is no minimum investment. Although Shares are generally purchased and sold in “round lots” of 100 Shares, brokerage firms typically permit investors to purchase or sell Shares in smaller “odd lots.” When buying or selling Shares through a broker, you will likely incur customary brokerage commissions and charges, and you may pay some or all of the spread between the bid and the offered price in the Secondary Market on each leg of a round trip (purchase and sale) transaction.

Unless imposed by your broker or dealer, there is no minimum dollar amount you must invest and no minimum number of Shares you must buy in the Secondary Market. In addition, because transactions in the Secondary Market occur at market prices, you may pay more than NAV when you buy Shares and receive less than NAV when you sell those Shares.

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Share prices are reported in U.S. dollars and cents per Share. For information about buying and selling Shares in the Secondary Market, please contact your broker or dealer or financial advisor.

The exchange on which the Fund’s shares are listed is open for trading Monday through Friday and is closed on weekends and the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Washington’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Fund’s primary listing exchange is the NYSE Arca.

The Fund’s Shares trade under the trading symbol “[___]” (Cusip No. [________]).

Section 12(d)(1) of the 1940 Act restricts investments by registered investment companies in the securities of other investment companies. Registered investment companies are permitted to invest in the Fund beyond the limits set forth in Section 12(d)(1), subject to certain terms and conditions set forth in an Securities and Exchange Commission (“SEC”) exemptive order issued to the Trust, including that such investment companies enter into a written agreement with the Trust.

Book Entry

Shares of the Fund are held in book-entry form and no stock certificates are issued. DTC, through its nominee, is the record owner of all outstanding Shares.

Investors owning Shares are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all Shares. Participants in DTC include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of Shares, you are not entitled to receive physical delivery of stock certificates or to have Shares registered in your name, and you are not considered a registered owner of Shares. Therefore, to exercise any right as an owner of Shares, you must rely upon the procedures of DTC and its participants.

These procedures are the same as those that apply to any securities that you hold in book entry or “street name” form for any publicly-traded company. Specifically, in the case of a shareholder meeting of the Fund, DTC assigns applicable Cede & Co. voting rights to its participants that have Shares credited to their accounts on the record date, issues an omnibus proxy and forwards the omnibus proxy to the Fund. The omnibus proxy transfers the voting authority from Cede & Co. to the DTC Participant. This gives the DTC Participant through whom you own Shares (namely, your broker, dealer, bank, trust company or other nominee) authority to vote the Shares, and, in turn, the DTC Participant is obligated to follow the voting instructions you provide.

MANAGEMENT

The Board of Trustees of the Trust (the “Board”) is responsible for the general oversight of the management of the Fund, including general supervision of the Advisor and other service providers, but it is not involved in the day-to-day management of the Trust. The Board appoints officers who are responsible for the day-to-day operations of the Fund. A list of the Trustees and Trust Officers, and their present and principal occupations is provided in the Fund’s SAI.

Investment Advisor

The Advisor is a Delaware limited liability company formed on April 6, 2013.  The Advisor has been registered as an investment adviser with the SEC since July 30, 2013 and maintains its principal office at 175 Federal Street, Suite 875, Boston, Massachusetts 02110.

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The Advisor serves as advisor to the Fund pursuant to an Investment Advisory Agreement (“Advisory Agreement”). Subject at all times to the supervision and approval of the Board, the Advisor is responsible for the overall management of the Trust. The Advisor has arranged for distribution, custody, fund administration, transfer agency and all other services necessary for the Fund to operate. The Advisor has the authority to determine what investments should be purchased and sold, and to place orders for all such purchases and sales, on behalf of the Fund.

As compensation for its services and its assumption of certain expenses, the Fund pays the Advisor a management fee equal to a percentage of the Fund’s average daily net assets that accrues daily and is paid monthly as follows:

Fund Name	Management Fee

Entrepreneur 30 Fund	0.49%

The Advisor may voluntarily waive any portion of its management fee from time to time, and may discontinue or modify any such voluntary limitations in the future at its discretion.

Out of the management fee, the Advisor is obligated to pay or arrange for the payment of substantially all expenses of the Fund, including the cost of transfer agency, custody, fund administration, legal, audit, independent trustees and other services, except for interest expenses, distribution fees or expenses, brokerage expenses, taxes and extraordinary expenses such as litigation and other expenses not incurred in the ordinary course of the Fund’s business. The Advisor’s management fee is designed to cause substantially all of the Fund’s expenses to be paid and to compensate the Advisor for providing services for the Fund.

A discussion regarding the Board’s approval of the Advisory Agreement with respect to the Fund will be available in the Fund’s next annual or semi-annual report to shareholders.

Portfolio Management

The Advisor acts as portfolio manager for the Fund pursuant to the Advisory Agreement. The Advisor supervises and manages the investment portfolio of the Fund and directs the purchase and sale of the Fund’s investment securities. The Advisor utilizes a team of investment professionals acting together to manage the assets of the Fund. The team meets regularly to review portfolio holdings and to discuss purchase and sale activity. The team adjusts holdings in the portfolio as it deems appropriate in the pursuit of the Fund’s investment objective.

Portfolio Manager

Dr. Joel M. Shulman has been the Fund’s portfolio manager since its inception and is responsible for the day-to-day management of the portfolio of the Fund.  Dr. Shulman has been employed by the Advisor since its inception in April 2013. In addition, Dr. Shulman has managed private funds and individual accounts for over eight years. Since 1992, he has been a Professor at Babson College (the number one-ranked graduate and undergraduate program in entrepreneurship, according to BusinessWeek and U.S. News & World Report for the last 15 years), where he previously held the Robert F. Weissman Term Chair of Entrepreneurship. He holds a Ph.D. in Finance from Michigan State University and is a CFA charter holder.  Dr. Shulman also holds an MPA from the Harvard Kennedy School at Harvard University.

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More Information

For more information about the portfolio manager’s compensation, other accounts managed by the portfolio manager and the portfolio manager’s ownership of securities in the Fund, see the SAI.

OTHER SERVICE PROVIDERS

Index Sponsor

The Entrepreneur 30 Index is sponsored by EntrepreneurShares LLC, an affiliate of the Advisor. The Sponsor determines the composition and relative weightings of the securities in the Entrepreneur 30 Index and publishes information regarding the market value of the Entrepreneur 30 Index.

Fund Administrator, Custodian, Accounting and Transfer Agent

[____] (“[____]”) serves as administrator, custodian, transfer agent, index receipt agent and dividend disbursing agent of the Trust and the Fund. [____] is located at [____].

Pursuant to the Fund Servicing Agreement with the Trust, [____] provides administrative, regulatory, tax, financial reporting and fund accounting services for the maintenance and operation of the Trust and the Fund. In addition, [____] makes office space, equipment, personnel and facilities available to provide such services.

Pursuant to the Global Custody Agreement with the Trust, [____] maintains cash, securities and other assets of the Trust and the Fund in separate accounts, keeps all required books and records and provides other necessary services. [____] is required, upon the order of the Trust, to deliver securities held by [____] and to make payments for securities purchased by the Fund.

Pursuant to the Agency Services Agreement with the Trust, [____] acts as transfer agent and index receipt agent for the Fund’s authorized and issued Shares of beneficial interest and as dividend disbursing agent of the Trust.

Distributor

Rafferty Capital Markets, LLC serves as the distributor (“Distributor”) of Creation Units for the Fund on an agency basis. The Distributor does not maintain a secondary market in Shares. The Distributor has no role in determining the policies of the Fund or the securities that are purchased or sold by the Fund. The Distributor’s principal address is 1010 Franklin Avenue, Suite 300A, Garden City, NY 11530.

Securities Lending Agent

The Fund may lend portfolio securities to certain creditworthy borrowers under certain conditions described in the SAI, and will receive collateral for each loaned security which is marked to market each trading day. Engaging in loans of its portfolio securities enables the Fund to receive a portion of the income generated by the lending of such securities and then investing in the collateral until the loan is terminated. Such loans may be terminated at any time by the Fund. Securities lending involves the risk of loss of rights in the collateral or delay in recovery of the collateral should the borrower fail to return the securities loaned or become insolvent. [____] acts as Securities Lending Agent for the Fund subject to the supervision of the Advisor. For this service, [_____] receives a fee to cover the custodial, administrative and related costs of securities lending.

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Independent Registered Public Accounting Firm

RSM US LLP, 80 City Square, Boston, Massachusetts 02129, serves as the independent registered public accounting firm for the Trust.

Legal Counsel

Foley & Lardner LLP, 777 East Wisconsin Avenue, Milwaukee, Wisconsin 53202, serves as counsel to the Trust.

FREQUENT TRADING

The Board has evaluated the risks of frequent purchases and redemptions of Fund Shares (“market timing”) activities by the Fund’s shareholders. The Board noted that Shares can only be purchased and redeemed directly from the Fund in Creation Units by Authorized Participants and that the vast majority of trading in Shares occurs on the Secondary Market. Because the Secondary Market trades do not involve the Fund directly, it is unlikely those trades would cause many of the harmful effects of market timing, including dilution, disruption of portfolio management, increases in the Fund’s trading costs and the realization of capital gains.

With respect to trades directly with the Fund, to the extent effected in-kind, those trades do not cause any of the harmful effects (as previously noted) that may result from frequent cash trades. To the extent that the Trust allows or requires trades to be effected in whole or in part in cash, the Board noted that those trades could result in dilution to the Fund and increased transaction costs, which could negatively impact the Fund’s ability to achieve its investment objective. However, the Board noted that direct trading by Authorized Participants is critical to ensuring that Shares trade at or close to NAV. The Fund also employs fair valuation pricing to minimize potential dilution from market timing. The Fund imposes transaction fees on in-kind purchases and redemptions of Shares to cover the custodial and other costs incurred by the Fund in effecting in-kind trades, these fees increase if an investor substitutes cash in part or in whole for securities, reflecting the fact that the Fund’s trading costs increase in those circumstances. Given this structure, the Board determined that it is not necessary to adopt policies and procedures to detect and deter market timing of Shares.

DETERMINATION OF NET ASSET VALUE (NAV)

The NAV of the Shares for the Fund is equal to the Fund’s total assets minus the Fund’s total liabilities divided by the total number of Shares outstanding, based on prices of the Fund’s portfolio securities at the time of closing, provided that: (a) any assets or liabilities denominated in currencies other than the U.S. Dollar shall be translated into U.S. Dollars at the prevailing market rates on the date of valuation as quoted by one or more major banks or dealers that makes a two-way market in such currencies (or a data service provider based on quotations received from such banks or dealers); and (b) U.S. fixed-income assets may be valued as of the announced closing time for trading in fixed-income instruments on any day that the Securities Industry and Financial Markets Association announces an early closing time. Interest and investment income on the Trust’s assets accrue daily and are included in the Fund’s total assets. Expenses and fees (including investment advisory, management, administration and distribution fees, if any) accrue daily and are included in the Fund’s total liabilities. The NAV that is published is rounded to the nearest cent; however, for purposes of determining the price of Creation Units, the NAV is calculated to five decimal places.

The securities and other assets of the Fund are valued pursuant to the pricing policy and procedures approved by the Board. In calculating NAV, the Fund’s investments are valued using market quotations when available. When market quotations are not readily available, are deemed unreliable or do not reflect material events occurring between the close of local markets and the
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time of valuation, investments are valued using fair value pricing as determined in good faith by the Advisor under procedures established by and under the general supervision and responsibility of the Board. Investments that may be valued using fair value pricing include, but are not limited to: (1) securities that are not actively traded, including “restricted” securities and securities received in private placements for which there is no public market; (2) securities of an issuer that becomes bankrupt or enters into a restructuring; (3) securities whose trading has been halted or suspended; and (4) foreign securities traded on exchanges that close before the Fund’s NAV is calculated.

The frequency with which the Fund’s investments are valued using fair value pricing is primarily a function of the types of securities and other assets in which the respective Fund invests pursuant to its investment objective, strategies and limitations.

Valuing the Fund’s investments using fair value pricing results in using prices for those investments that may differ from current market valuations. Accordingly, fair value pricing could result in a difference between the prices used to calculate NAV and the prices used to determine the Fund’s indicative intra-day value, which could result in the market prices for Shares deviating from NAV.

The NAV is calculated by the Administrator and Custodian and determined each Business Day as of the close of regular trading on the NYSE Arca (ordinarily 4:00 p.m. ET).

DIVIDENDS, DISTRIBUTIONS AND TAXES

Net Investment Income and Capital Gains

As the Fund shareholder, you are entitled to your share of the Fund’s distributions of net investment income and net realized capital gains on its investments. The Fund pays out substantially all of its net earnings to its shareholders as “distributions.”

The Fund typically earns income from dividends on stock. These amounts, net of expenses, are typically passed along to Fund shareholders as dividends from net investment income. The Fund also realizes capital gains or losses whenever it sells securities. Net short-term capital gains are generally treated as ordinary income and included in net investment income.  Net long-term capital gains are distributed to shareholders as “capital gain distributions.” The Fund generally realizes long-term capital gains or losses whenever it sells or exchanges assets held for more than one year.

Net investment income and net capital gains are typically distributed to shareholders at least annually. Dividends may be declared and paid more frequently to improve index tracking or to comply with the distribution requirements of the Internal Revenue Code (“Code”). In addition, the Fund may determine to distribute at least annually amounts representing the full dividend yield net of expenses on the underlying investment securities, as if the Fund owned the underlying investment securities for the entire dividend period in which case some portion of each distribution may result in a return of capital. You will be notified regarding the portion of the distribution which represents a return of capital.

The Fund reserves the right to declare special distributions if, in its reasonable discretion, such action is necessary or advisable to preserve its status as a regulated investment company (“RIC”) or to avoid imposition of income or excise taxes on undistributed income or realized gains.

Dividends and other distributions on Shares of the Fund are distributed on a pro rata basis to beneficial owners of such Shares. Dividend payments are made through DTC Participants and indirect participants to beneficial owners then of record with proceeds received from the Fund.

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Distributions in cash may be reinvested automatically in additional Shares of your Fund only if the broker through which you purchased Shares makes such option available.

Federal Income Taxes

The following is a summary of the material U.S. federal income tax considerations applicable to an investment in Shares of the Fund. The summary is based on the laws in effect on the date of this Prospectus and existing judicial and administrative interpretations thereof, all of which are subject to change, possibly with retroactive effect. In addition, this summary assumes that a Fund shareholder holds Shares as capital assets within the meaning of the Code and does not hold Shares in connection with a trade or business. This summary does not address all potential US federal income tax considerations possibly applicable to an investment in Shares of the Fund, to Fund shareholders holding Shares through a partnership (or other pass-through entity) or to Fund shareholders subject to special tax rules. Prospective Fund shareholders are urged to consult their own tax advisors with respect to the specific federal, state, local and foreign tax consequences of investing in Fund Shares.

The Fund has not requested and will not request an advance ruling from the Internal Revenue Service (the “IRS”) as to the federal income tax matters described below. The IRS could adopt positions contrary to those discussed below and such positions could be sustained. Prospective investors should consult their own tax advisors with regard to the federal tax consequences of the purchase, ownership or disposition of Shares, as well as the tax consequences arising under the laws of any state, foreign country or other taxing jurisdiction.

Tax Treatment of the Fund

The Fund intends to qualify and elect to be treated as a “regulated investment company” under the Code. To qualify and maintain its tax status as a regulated investment company, the Fund must meet annually certain income and asset diversification requirements and must distribute annually at least 90% of its “investment company taxable income” (which includes dividends, interest and net short-term capital gains).

As a regulated investment company, the Fund generally will not have to pay corporate-level federal income taxes on any ordinary income or capital gains that it distributes to its shareholders. If the Fund fails to qualify as a regulated investment company for any year (subject to certain curative measures allowed by the Code), the Fund will be subject to regular corporate level income tax in that year on all of its taxable income, regardless of whether the Fund makes any distributions to its shareholders. In addition, distributions will be taxable to the Fund’s shareholders generally as ordinary dividends to the extent of the Fund’s current and accumulated earnings and profits.

The Fund will be subject to a 4% excise tax on certain undistributed income if the Fund does not distribute to its shareholders in each calendar year at least 98% of its ordinary income for the calendar year plus 98.2% of its capital gain net income for the twelve months ended October 31 of such year. The Fund intends to make distributions necessary to avoid the 4% excise tax.

The Fund may invest in complex securities. These investments may be subject to numerous special and complex rules that could affect whether gains and losses recognized by the Fund are treated as ordinary income or capital gain, accelerate the recognition of income to the Fund and/or defer the Fund’s ability to recognize losses. In turn, these rules may affect the amount, timing or character of the income distributed to Fund shareholders. For example, if the Fund invests in original issue discount obligations (such as zero coupon debt instruments or debt instruments with payment-in-kind interest), the Fund will be required to include in income each year a portion of the original issue discount that accrues over the term of the obligation, even if the related cash payment is not received by the Fund until a later year. Under the “wash sale” rules, the Fund may
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not be able to deduct a loss on a disposition of a portfolio security. As a result, the Fund may be required to make an annual income distribution greater than the total cash actually received during the year. Such distribution may be made from the cash assets of the Fund or by selling portfolio securities. The Fund may realize gains or losses from such sales, in which event its shareholders may receive a larger capital gain distribution than they would in the absence of such transactions. Please consult your personal tax advisor regarding the application of these rules.

Tax Treatment of Fund Shareholders

Fund Distributions. In general, Fund distributions are subject to federal income tax when paid, regardless of whether they consist of cash or property or are re-invested in Shares. However, any Fund distribution declared in October, November or December of any calendar year and payable to shareholders of record on a specified date during such month will be deemed to have been received by each Fund shareholder on December 31 of such calendar year, provided such dividend is actually paid during January of the following calendar year. The Fund will inform you of the amount of your ordinary income dividends, qualified dividend income, and capital gain distributions shortly after the close of each calendar year.

Distributions of the Fund’s net investment income (except, as discussed below, qualifying dividend income) and net short-term capital gains are taxable as ordinary income to the extent of the Fund’s current or accumulated earnings and profits. Distributions of the Fund’s net long-term capital gains in excess of net short-term capital losses are taxable as long-term capital gain to the extent of the Fund’s current or accumulated earnings and profits, regardless of a Fund shareholder’s holding period in the Fund’s Shares. Distributions of qualifying dividend income are generally taxable at the same rates as long-term capital gains to the extent of the Fund’s current or accumulated earnings and profits, provided that the Fund shareholder meets certain holding period and other requirements with respect to the distributing Fund’s Shares and the distributing Fund meets certain holding period and other requirements with respect to its dividend-paying stocks.

The Fund intends to distribute its long-term capital gains at least annually. However, by providing written notice to its shareholders no later than 60 days after its year-end, the Fund may elect to retain some or all of its long-term capital gains and designate the retained amount as a “deemed distribution.” In that event, the Fund pays income tax on the retained long-term capital gain, and (i) any person who is a Fund shareholder as of the end of the Fund taxable year is required to recognize a proportionate share of the Fund’s undistributed long-term capital gain, (ii) can claim a refundable tax credit for the shareholder’s proportionate share of the Fund’s income taxes paid on the undistributed long-term capital gain, and (iii) is allowed an increase in the tax basis of the Shares by an amount equal to the shareholder’s proportionate share of the Fund’s undistributed long-term capital gains, reduced by the amount of the shareholder’s tax credit.

Long-term capital gains of non-corporate Fund shareholders (i.e., individuals, trusts and estates) are currently taxed at a maximum rate of 20%.

In addition, if applicable to a Fund shareholder, recent legislation imposes a new 3.8 percent Medicare contribution tax on net investment income, including taxable interest, dividends, and certain capital gains (generally including capital gain distributions and capital gains realized upon the sale of Fund Shares). Please consult your tax advisor regarding this tax.

Investors considering buying Shares just prior to a distribution should be aware that, although the price of the Shares purchased at such time may reflect the forthcoming distribution, such distribution nevertheless may be taxable (as opposed to a non-taxable return of capital).

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Sales of Shares. Any capital gain or loss realized upon a sale of Shares is treated generally as a long-term gain or loss if the Shares have been held for more than one year. Any capital gain or loss realized upon a sale of Shares held for one year or less is generally treated as a short-term gain or loss, except that any capital loss on the sale of Shares held for six months or less is treated as long-term capital loss to the extent that capital gain dividends were paid with respect to the Shares.

Creation Unit Issues and Redemptions. On an issue of Shares of the Fund as part of a Creation Unit, an Authorized Participant recognizes capital gain or loss equal to the difference between: (i) the fair market value (at issue) of the issued Shares (plus any cash received by the Authorized Participant as part of the issue); and (ii) the Authorized Participant’s aggregate basis in the exchanged securities (plus any cash paid by the Authorized Participant as part of the issue). On a redemption of Shares as part of a Creation Unit, an Authorized Participant recognizes capital gain or loss equal to the difference between: (i) the fair market value (at redemption) of the securities received (plus any cash received by the Authorized Participant as part of the redemption); and (ii) the Authorized Participant’s basis in the redeemed Shares (plus any cash paid by the Authorized Participant as part of the redemption). However, the IRS may assert, under the “wash sale” rules or on the basis that there has been no significant change in the Authorized Participant’s economic position, that any loss on creation or redemption of Creation Units cannot be deducted currently.

In general, any capital gain or loss recognized upon the issue or redemption of Shares (as components of a Creation Unit) is treated either as long-term capital gain or loss, if the deposited securities (in the case of an issue) or the Shares (in the case of a redemption) have been held for more than one year, or otherwise as short-term capital gain or loss. However, any capital loss on a redemption of Shares held for six months or less is treated as long-term capital loss to the extent that capital gain dividends were paid with respect to such Shares.

Back-Up Withholding. The Fund may be required to report certain information on a Fund shareholder to the IRS and withhold federal income tax (“backup withholding”) at a 28% rate from all taxable distributions and redemption proceeds payable to the Fund shareholder if (1) the Fund shareholder fails to provide the Fund with a correct taxpayer identification number (or, in the case of a U.S. individual, a social security number) or a completed exemption certificate (e.g., an IRS Form W-8BEN in the case of a foreign Fund shareholder) or (2) the IRS notifies the Fund that the Fund shareholder is otherwise subject to backup withholding. Backup withholding is not an additional tax and any amount withheld may be credited against a Fund shareholder’s federal income tax liability.

Special Issues for Foreign Shareholders. If a Fund shareholder is not a U.S. citizen or resident or if a Fund shareholder is a foreign entity, the Fund’s ordinary income dividends (including distributions of net short-term capital gains and other amounts that would not be subject to U.S. withholding tax if paid directly to foreign Fund shareholders) will be subject, in general, to withholding tax at a rate of 30% (or at a lower rate established under an applicable tax treaty). Gains on the sale of Fund Shares and dividends that are, in each case, effectively connected with the conduct of a trade or business in the U.S. will generally be subject to U.S. federal net income taxation at regular income tax rates.

Recently enacted legislation, will subject foreign shareholders to U.S. withholding tax of 30% on dividends in respect of, and after December 31, 2018, gross proceeds from the sale of, Shares of the Fund, unless they comply with certainly newly-enacted reporting requirements. Complying with such requirements will require the shareholder to provide and certify certain information about itself and (where applicable) its beneficial owners, and foreign financial institutions generally will be required to enter in an agreement with the IRS to provide it with certain
22

information regarding such shareholder’s account holders. Please consult your tax advisor regarding the implications of this legislation.

To claim a credit or refund for any Fund-level taxes on any undistributed long-term capital gains (as discussed above) or any taxes collected through back-up withholding, a foreign Fund shareholder must obtain a U.S. taxpayer identification number and file a federal income tax return even if the foreign shareholder would not otherwise be required to obtain a U.S. taxpayer identification number or file a U.S. income tax return.

For a more detailed tax discussion regarding an investment in the Fund, and for special tax treatment on the sale and distribution by certain funds, please see the section of the SAI entitled “Federal Income Taxes.”

TRANSACTION FEES

Authorized Participants are charged standard purchase and redemption transaction fees to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units. The standard purchase and redemption transaction fee is $[___]. The standard purchase transaction fee is charged to each purchaser on the day such purchaser creates a Creation Unit. The standard purchase transaction fee is the same regardless of the number of Creation Units purchased by an investor on the same day. Similarly, the standard redemption transaction fee is the same regardless of the number of Creation Units redeemed on the same day. Authorized Participants who place creation orders through DTC for cash (when cash creations are available or specified) will also be responsible for the brokerage and other transaction costs of the Fund relating to the cash portion of such creation order. In addition, purchasers of Shares in Creation Units are responsible for payment of the costs of transferring securities to the Fund and redeemers of Shares in Creation Units are responsible for the costs of transferring securities from the Fund. Investors who use the services of a broker or other such intermediary may pay fees for such services.

CODE OF ETHICS

The Trust, the Advisor, and the Distributor have adopted codes of ethics pursuant to Rule 17j-1 under the 1940 Act. Each code of ethics permits personnel subject thereto to invest in securities, including securities that may be purchased or held by the Fund. Each code of ethics generally prohibits, among other things, persons subject thereto from purchasing or selling securities if they know at the time of such purchase or sale that the security is being considered for purchase or sale by the Fund or is being purchased or sold by the Fund.

FUND WEBSITE AND DISCLOSURE OF PORTFOLIO HOLDINGS

The Advisor maintains a website for the Fund at [____].

The website for the Fund displays the Prospectus and additional quantitative information that is updated on a daily basis, including, for the Fund, (1) average daily trading volume, the prior Business Day’s reported closing price, NAV and the bid/ask spread at the time of calculation of such NAV (the “Bid/Ask Price”), and (2) data in chart format displaying the frequency distribution of discounts and premiums of the daily Bid/Ask Price against the NAV, within appropriate ranges, for each of the four previous calendar quarters.

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the SAI.

23

PERFORMANCE OF ENTREPRENEUR 30 INDEX

The Entrepreneur 30 Index is maintained by EntrepreneurShares LLC, an affiliate of the Advisor and represents the 30 largest publicly-traded, market capitalized companies that meet the key entrepreneurial standards as set forth by EntrepreneurShares LLC.

The methodology for constituting the index was created by the Fund’s portfolio manager, Dr. Joel M. Shulman.  Set forth below is the 10-year performance of the Entrepreneur 30 Index (applying selection over period to pre-determined methodology) and certain relative indices over the same period:

[To Be Completed]

Past performance does not guarantee future results.  Although the Fund’s investment objective is to track the Entrepreneur 30 Index, the returns of the Entrepreneur 30 Index do not represent the performance of the Fund.  The Entrepreneur 30 Index does not charge any fees, including management fees or brokerage expenses, and no such fees or expenses were deducted from the performance shown.  Investors cannot invest directly in the Entrepreneur 30 Index.  In addition, the result actual investors in the Fund might have achieved would have differed from these shown because of, among other things, differences in the timing, amounts of their investments and fees and expenses associated with an investment in the Fund.

PREMIUM/DISCOUNT & OTHER INFORMATION

The Fund’s website has information about the premiums and discounts for the Fund. Premiums or discounts are the differences between the NAV and market price of the Fund on a given day, generally at the time NAV is calculated. A premium is the amount that the Fund is trading above the NAV. A discount is the amount that the Fund is trading below the NAV.

The Trust was organized as a Delaware statutory trust on July 1, 2010. Its Declaration of Trust currently permits the Trust to issue an unlimited number of Shares of beneficial interest. If shareholders are required to vote on any matters, each Share outstanding would be entitled to one vote. Annual meetings of shareholders will not be held except as required by the 1940 Act and other applicable law. See the Fund’s SAI for more information concerning the Trust’s form of organization.

For purposes of the 1940 Act, the Fund is a registered investment company, and the acquisition of Shares by other registered investment companies and companies relying on exemption from registration as investment companies under Section 3(c)(1) or 3(c)(7) of the 1940 Act is subject to the restrictions of Section 12(d)(1) of the 1940 Act, except as permitted by an exemptive order that permits registered investment companies to invest in the Fund beyond those limitations.

EntrepreneurSharesTM  and “EntrepreneurShares.  Invest in Visionary Leadership” are registered trademarks of EntrepreneurShares LLC and Dr. Joel M. Shulman, respectively, and have been licensed for use by the Advisor.

FINANCIAL HIGHLIGHTS

The Fund is newly organized and therefore has not yet had any operations as of the date of this Prospectus.

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PRIVACY POLICY

As part of the EntrepreneurShares fund family long tradition of trust, the confidentiality of personal information is paramount. We maintain high standards to safeguard your personal information. We will remain vigilant and professional in protecting that information and in using it in a fair and lawful manner. As part of this commitment to fulfilling your trust we have formulated this Privacy Policy.

Safeguarding Customer Information and Documents

To conduct regular business, we may collect nonpublic personal information from sources such as:

•	Account Applications and other forms, which may include a customer’s name, address, social security number, and information about a customer’s investment goals and risk tolerances;

•	Account History, including information about the transactions and balances in a customer’s account; and

•	Correspondence, written, telephonic, or electronic between a customer and Impact Capital Advisors and/or EntrepreneurShares, or service providers to Impact Capital Advisors and/or EntrepreneurShares.

To conduct regular business we collect non-public customer data in checklists, forms, in written notations, and in documentation provided to us by our customers for evaluation, registration, licensing or related consulting services. We also create internal lists of such data.

EntrepreneurShares will internally safeguard your nonpublic personal information by restricting access to only those employees who provide products or services to you or those who need access to your information to service your account. In addition, we will maintain physical, electronic and procedural safeguards that meet federal and/or state standards to guard your nonpublic personal information. Failure to observe EntrepreneurShares’ procedures regarding customer and consumer privacy will result in discipline and may lead to termination.

Sharing Nonpublic Personal and Financial Information

As the Firm shares nonpublic information solely to service our client accounts, we do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law or otherwise disclosed herein.

EntrepreneurShares is committed to the privacy and protection of our customers' personal and financial information. We will not share any such information with any affiliated or nonaffiliated third party except:

•	When necessary to complete transactions in a customer account, such as clearing firm.
•	When required to service and/or maintain your account.
•	In order to resolve a customer dispute or inquiry.
•	With persons acting in a fiduciary or representative capacity on behalf of the customer.

•	With rating agencies, persons assessing compliance with industry standards, or to the attorneys, accountants and auditors of the firm.
•	In connection with any sale and / or merger of EntrepreneurShares’ business.
•	To prevent or protect against actual or potential fraud, identity theft, unauthorized transactions, claims or other liability.
•	To comply with all federal, state or local laws, rules, statutes and other applicable legal requirements
•
In connection with a written agreement to provide advisory services or investment management when the information is released solely for the purpose of providing products or services covered by pursuant to the EntrepreneurShares Wrap Fee Program.

•	Upon the customers specific instruction, consent or request.

Note: When we share your nonpublic information with any third party for the reasons stated above, we make certain that there are written restrictions in place regarding the use and/or disclosure of said information.

Opt-Out Provisions

It is not a policy of EntrepreneurShares to share nonpublic personal and financial information with affiliated or unaffiliated third parties except under the circumstances noted above. Since sharing under the circumstances noted above is necessary to service customer accounts or is mandated by law, there are no allowances made for clients to opt out.

Entrepreneur 30 Fund Advisor

Impact Capital Advisors, LLC

175 Federal Street, Suite #875

Boston, MA 02110

Entrepreneur 30 Index Sponsor

EntrepreneurShares LLC

175 Federal Street, Suite #875

Boston, MA 02110

Independent Registered Public Accounting Firm

[To Be Completed]

Custodian

[To Be Completed]

Distributor

Rafferty Capital Markets, LLC

59 Hilton Avenue Garden City, NY 11530

Administrator, Accountant, Transfer Agent And Dividend Disbursing Agent

[To Be Completed]

Counsel

Foley & Lardner LLP

777 East Wisconsin Avenue

Milwaukee, WI 53202

FOR MORE INFORMATION

To learn more about the Entrepreneur 30 Fund, you may want to read the SAI, which contains additional information about the Fund. The Fund has incorporated by reference the SAI into this Prospectus. This means that you should consider the contents of the SAI to be part of this Prospectus.

You also may learn more about the investments of the Fund by reading the Fund’s annual and semi-annual reports to shareholders, when available. The annual report will include a discussion of the market conditions and investment strategies that significantly affected the performance of the Fund during the last fiscal year.

The SAI and the annual and semi-annual reports are all available to shareholders and prospective investors without charge, simply by calling [___________]. The Fund also makes available the SAI and the annual and semi-annual reports, free of charge, on its Internet website (http://www.ershares.com).

Prospective investors and shareholders who have questions about the Fund also may call the following number or write to the following address:

EntrepreneurShares Series Trust
[____________________]

The general public can review and copy information about the Fund (including the SAI) at the SEC’s Public Reference Room in Washington, D.C. (Please call (202) 551-8090 for information on the operations of the Public Reference Room.) Reports and other information about the Fund also are available at the SEC’s website at http://www.sec.gov and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to:

Public Reference Section
Securities and Exchange Commission
Washington, D.C. 20549-1520

Please refer to the Investment Company Act File No. 811-22436 of EntrepreneurShares Series Trust when seeking information about the Fund from the SEC.

SEC File No. 811-22436

THE INFORMATION IN THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT COMPLETE AND MAY BE CHANGED.  WE MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE.  THIS STATEMENT OF ADDITIONAL INFORMATION AND THE RELATED PROSPECTUS ARE NOT AN OFFER TO SELL THESE SECURITIES AND ARE NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.

Preliminary Statement of Additional Information
Subject to Change, Dated August 15, 2017

Statement of Additional Information
EntrepreneurShares Series Trust™

Entrepreneur 30 Fund

[_____________], 2017

175 Federal Street
Suite #875
Boston, MA 02110
Toll Free: 877-271-8811

This Statement of Additional Information (“SAI”) for the Entrepreneur 30 Fund (the “Fund”) is not a prospectus and should be read in conjunction with the Prospectus dated [____________], 2017 for the Fund, a series of the EntrepreneurShares Series Trust (the “Trust”).  A copy of the Prospectus may be obtained without charge from the Trust at the address and telephone number set forth above.  This SAI is available to shareholders and prospective investors without charge upon request and, when available after the Fund has commenced operations, the annual and semi-annual reports of the Funds will be available to shareholders and prospective investors without charge upon request.

“EntrepreneurShares.  Invest in Visionary Leadership,” and EntrepreneurSharesTM are pending trademarks/service marks of Dr. Joel M. Shulman, and have been licensed for use by the Fund’s investment advisor.

TABLE OF CONTENTS

FUND HISTORY AND CLASSIFICATION	4
EXCHANGE LISTING AND TRADING	4
INVESTMENT RESTRICTIONS	5
INVESTMENT OBJECTIVE	7
INVESTMENT STRATEGIES AND RISKS	7
PORTFOLIO TURNOVER	18
DISCLOSURE OF PORTFOLIO HOLDINGS	19
CONSTRUCTION AND MAINTENANCE OF THE UNDERLYING INDEX	19
MANAGEMENT	20
CONTROL PERSONS AND PRINCIPAL SECURITIES HOLDERS	25
ADVISORY AND OTHER SERVICES	25
PORTFOLIO MANAGER	28
PORTFOLIO TRANSACTIONS AND BROKERAGE	30
NET ASSET VALUE	31
BOOK ENTRY ONLY SYSTEM	32
PURCHASE AND REDEMPTION OF CREATION UNITS	34
CONTINUOUS OFFERING	40
INDICATIVE INTRA-DAY VALUE	41
DIVIDENDS AND DISTRIBUTIONS	42
INACTIVE ACCOUNTS	42
ALLOCATION OF INVESTMENT OPPORTUNITIES	43
TAXES	43
GENERAL INFORMATION	49
DESCRIPTION OF COMMERCIAL PAPER RATINGS	50
FINANCIAL INFORMATION	51

No person has been authorized to give any information or to make any representations other than those contained in this SAI and the Prospectus dated [_____________], 2017, and, if given or made, such information or representations may not be relied upon as having been authorized by the Trust or the Fund.

The information contained herein regarding the index underlying the Fund (the “Underlying Index”) and the index provider, EntrepreneurShares LLC (the “Index Provider”), was provided by the Index Provider, while the information contained herein regarding the securities markets and The Depository Trust Company was obtained from publicly available sources.  The Underlying Index is the Entrepreneur 30 Index (the “Entrepreneur 30 Index”).

The Fund intends to provide investment results that replicate the performance of the Entrepreneur 30 Index.  The Entrepreneur 30 Index is maintained by the Index Provider, which is an affiliate of Capital Impact Advisors, LLC, the investment advisor to the Fund (the “Advisor”), and is licensed exclusively to the Advisor for use as an investment strategy.  The Entrepreneur 30 Index represents the 30 largest publicly-traded, market capitalized companies that meet the key entrepreneurial standards as set forth by the Index Provider.  Within the standards set forth, the companies need to meet requirements regarding, management, sector restrictions, ownership, compensation, company age, and growth constraints, among others.  The Entrepreneur 30 Index is rebalanced quarterly.

This SAI does not constitute an offer to sell securities.

FUND HISTORY AND CLASSIFICATION

This Statement of Additional Information (“SAI”) addresses the Entrepreneur 30 Fund (the “Fund”), a series of the EntrepreneurShares Series Trust (the “Trust”).  The Fund is a diversified series of the Trust that intends to provide investment results that replicate the performance of the Entrepreneur 30 Index (the “Underlying Index”).  Each of the Global FundTM (“Global Fund”), the U.S. Small Cap Fund (“U.S., Small Cap Fund”), formerly known as the Entrepreneur U.S. All Cap FundTM, and the Entrepreneur U.S. Large Cap FundTM (“U.S. Large Cap Fund”) is a series of the Trust that is addressed in a separate Statement of Additional Information.  The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”).  The Trust was organized as a Delaware statutory trust on July 1, 2010.  This SAI supplements the information contained in the Trust’s Prospectus dated [_____________], 2017 and contains more detailed information about the Fund’s investment strategies and policies and the types of instruments in which the Fund may invest.  A summary of the risks associated with these instrument types and investment practices is included as well.

The shares of the Fund are sometimes referred to herein as “Fund Shares” or “Shares.”  The Fund offers and issues Shares at net asset value (“NAV”) only in aggregations of a specified number of Shares (each, a “Creation Unit”), generally in exchange for a basket of equity securities included in the Underlying Index (“Deposit Securities”), together with the deposit of a specified cash payment (“Cash Component”).  Fund Shares trade on the [NYSE Arca, Inc. (the “Exchange”)] at market prices that may be below, at, or above NAV.  Shares are redeemable only in Creation Units and, generally, in exchange for Deposit Securities and a Cash Component.

EXCHANGE LISTING AND TRADING

Shares of the Fund are listed for trading and trade throughout the day on the Exchange.  There can be no assurance that the requirements of the Exchange necessary for the Fund to maintain the listing of its Shares will continue to be met.  The Exchange will consider the suspension of trading and delisting of the Shares of the Fund from listing if: (i) following the initial 12-month period beginning at the commencement of trading of the Fund, there are fewer than 50 beneficial owners of the Shares of the Fund for 30 or more consecutive trading days; (ii) the value of the Underlying Index is no longer calculated or available; or (iii) such other event shall occur or condition exist that, in the opinion of the Exchange, makes further trading on the Exchange inadvisable.  The Exchange will remove the Shares of the Fund from listing and trading upon termination of the Fund.

The Fund’s continued listing on the Exchange or another stock exchange or market system is a condition of the exemptive relief the Fund obtained from the Securities and Exchage Commission (“SEC”) to operate as an exchange-traded fund (“ETF”).  The Fund’s failure to be so listed would result in the termination of the Fund.

As in the case of other stocks traded on the Exchange, brokers’ commissions on transactions will be based on negotiated commission rates at customary levels.

The Trust reserves the right to adjust the price levels of the Shares in the future to maintain convenient trading ranges for investors.  Any adjustments would be accomplished through stock splits or reverse stock splits, which would have no effect on the net assets of the Fund.

INVESTMENT RESTRICTIONS

The Trust has adopted the following restrictions applicable to the Fund as fundamental policies, which may not be changed without the approval of the holders of a “majority,” as defined in the 1940 Act, of the shares of the Fund.  Under the 1940 Act, approval of the holders of a “majority” of the Fund’s outstanding voting securities means the favorable vote of the holders of the lesser of: (i) 67% of its shares represented at a meeting at which more than 50% of its outstanding shares are represented; or (ii) more than 50% of its outstanding shares.  If a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage resulting from a change in values of assets will not constitute a violation of that restriction other than with respect to the Fund’s borrowing of money.

The Fund may not:

1.                  Borrow money to an extent or in a manner not permitted under the 1940 Act.  As of the date of this SAI, the 1940 Act permits the Fund to borrow money from banks provided that it maintains continuous asset coverage of at least 300% of all amounts borrowed.  For purposes of this investment restriction, the entry into reverse repurchase agreements shall constitute borrowing, but the entry into options, forward contracts, futures contracts, swap contracts, including those related to indices, covered dollar rolls, and various options on swaps and futures contracts shall not constitute borrowing.

2.                  Invest in real estate (although the Fund may purchase securities secured by real estate or interests therein, or securities issued by companies that invest in real estate or interests therein), commodities, commodities contracts or interests in oil, gas and/or mineral exploration or development programs, except that the Fund may invest in financial futures contracts, options thereon, and other similar instruments.

3.                  Act as an underwriter or distributor of securities other than Shares of the Fund, except to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933, as amended (the “Securities Act”), in the disposition of restricted securities.

4.                  Purchase securities on margin.  However, the Fund may obtain such short-term credit as may be necessary for the clearance of transactions and may make margin payments in connection with transactions in futures and options, and the Fund may borrow money to the extent and in the manner permitted by the 1940 Act, as provided in Investment Restriction No. 1.

5.                  Pledge, mortgage, hypothecate or otherwise encumber any of its assets, except to secure its borrowings.

6.  Concentrate in securities of non-governmental issuers whose principal business activities are in the same industry.  Non-governmental issuers for purpose of this restriction is broadly defined as all issuers other than the United States government, any state or municipality but not including for these purposes any issuers of revenue bonds or other project cash-flow based financings, non-U.S. governmental issuers or international multilateral agency issuers.

7.                  Make loans, except that this restriction shall not prohibit the purchase and holding of a portion of an issue of publicly distributed debt securities and securities of a type normally acquired by institutional investors and that the Fund may lend its portfolio securities.

8.                  Issue senior securities to an extent not permitted under the 1940 Act.  For purposes of this investment restriction, entry into the following transactions shall not constitute senior securities to the extent the Fund covers the transaction or maintains sufficient liquid assets in accordance with applicable requirements: when-issued securities transactions, forward roll transactions, short sales, forward commitments, futures contracts and reverse repurchase agreements.  In addition, hedging transactions in which the Fund may engage and similar investment strategies are not treated as senior securities for purposes of this investment restriction.

“Concentration”, for the purposes of the Fund’s investment restrictions, means “25 percent or more of the value of the Fund’s total assets invested or proposed to be invested in a particular industry or group of industries.”

The Fund has adopted certain other investment restrictions that are not fundamental policies and which may be changed by the Fund’s Board of Trustees (the “Board”) without shareholder approval.  If a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage resulting from a change in values of assets will not constitute a violation of that restriction other than with respect to the Fund’s investments in illiquid securities and the Fund’s borrowing of money.  Any changes in these non-fundamental investment restrictions made by the Board will be communicated to shareholders prior to their implementation.  The non-fundamental investment restrictions are as follows:

1.     The Fund will not invest more than 15% of the value of its net assets in illiquid securities.

2.     The Fund will not purchase the securities of other investment companies except: (a) as part of a plan of merger, consolidation or reorganization approved by the shareholders of the Fund; (b) securities of registered open-end investment companies; or (c) securities of registered closed-end investment companies on the open market where no commission results, other than the usual and customary broker’s commission.  No purchases described in (b) and (c) will be made if as a result of such purchases (i) the Fund and affiliated persons would hold more than 3% of any class of securities, including voting securities, of any registered investment company; (ii) more than 5% of the Fund’s net assets would be invested in shares of any one registered investment company; and (iii) more than 10% of the Fund’s net assets would be invested in shares of registered investment companies.  The Fund may invest in shares of money market funds in excess of the foregoing limitations, subject to the conditions of Rule 12d1-1 under the 1940 Act.

3.     The Fund will not invest in companies for the primary purpose of acquiring control or management thereof.

The Fund’s investment objective is a non-fundamental policy and may be changed by the Board without shareholder approval in accordance with the 1940 Act.

As long as the aforementioned investment restrictions are complied with, the Fund may invest its assets in money market instruments, including repurchase agreements or funds that invest exclusively in money market instruments (subject to applicable limits under the 1940 Act, or exemptions therefrom), convertible securities, structured notes (notes on which the principal repayment and interest payments are based on the movement of one or more factors, such as the movement of a particular stock or stock index), and/or stock index futures contracts, options on such futures contracts, swap agreements, forward contracts, reverse repurchase agreements, stock options and stock index options (collectively, “Financial Instruments”).  Financial Instruments may be used by the Fund in seeking performance that corresponds to the Underlying Index and in managing cash flows.  The Fund will not directly employ leverage in its investment strategies.  These investments may be made to invest uncommitted cash balances or, in limited circumstances, to assist in meeting shareholder redemptions of Creation Units.

INVESTMENT OBJECTIVE

The Fund is an exchange-traded fund that seeks investment results that correspond (before fees and expenses) generally to the performance of the Underlying Index.  The Entrepreneur 30 Index is maintained by EntrepreneurShares LLC (the “Index Provider”), an affiliate of Capital Impact Advisors, LLC (the “Advisor”), and is licensed exclusively to the Advisor for use as an investment strategy.  The Entrepreneur 30 Index represents the 30 largest publicly-traded, market capitalized companies that meet the key entrepreneurial standards as set forth by EntrepreneurShares LLC.  Within the standards set forth, the companies need to meet requirements regarding, management, sector restrictions, ownership, compensation, company age, and growth constraints, among others.  The Entrepreneur 30 Index is rebalanced quarterly.  Dr. Joel Shulman is the portfolio manager of the Fund (the “Portfolio Manager”).

INVESTMENT STRATEGIES AND RISKS

Principal Strategies and Risks of the Fund

The Fund invests in domestic U.S. securities, but such securities may include domestic securities of foreign issuers, including indirect investments such as American Depositary Receipts (“ADRs”) or other types of depositary receipts, which are U.S. dollar-denominated securities of foreign issuers traded in the U.S.  The stocks included in the Fund are chosen solely on the basis of their inclusion in the Entrepreneur 30 Index.

Under normal market conditions, the Advisor will invest at least 80% of the Fund’s net assets, exclusive of collateral held from securities lending, in equity securities included in the Entrepreneur 30 Index.  The Fund may also invest up to 20% of its net assets in certain index futures, options, options on index futures, swap contracts or other derivatives, as related to the Entrepreneur 30 Index, as well as in securities and other instruments not included in the Entrepreneur 30 Index, but which the Advisor believes will help the Fund track the Entrepreneur 30 Index.

No attempt is made to actively manage the Fund’s portfolio by using economic, financial or market analysis.  The adverse financial situation of a company will not result in its elimination from the Fund’s portfolio unless the company is removed from the Entrepreneur 30 Index.  The percentage of the Fund’s assets invested in the stock of a particular company is approximately the same as the percentage weighting of such company in the Entrepreneur 30 Index.

There is no predetermined acceptable range of the difference between the total return of the Entrepreneur 30 Index and the total return of the Fund.  Any difference is likely the result of various expenses incurred by the Fund, such as management fees, transaction costs and other operating expenses, as well as subscription and redemption activity.  On the other hand, the Fund does attempt to achieve a correlation of monthly returns with the Entrepreneur 30 Index of approximately 95% or better.  A correlation of 100% would mean the total return of the Fund’s assets would increase or decrease exactly the same as the total return of the Entrepreneur 30 Index.

The Fund is not actively managed by traditional methods and therefore the adverse financial condition of any one issuer will not result in the elimination of its securities from the portfolio securities held by the Fund unless the securities of such issuer are removed from the Underlying Index.

An investment in the Fund should also be made with an understanding that the Fund will not be able to replicate exactly the performance of its Underlying Index because the total return generated by its portfolio securities will be reduced by transaction costs incurred in adjusting the actual balance of such securities and other Fund expenses, whereas such transaction costs and expenses are not included in the calculation of its Underlying Index.  It is also possible that for short periods of time, the Fund may not fully replicate the performance of its Underlying Index due to the temporary unavailability of certain Underlying Index securities in the secondary market or due to other extraordinary circumstances.  Such events are unlikely to continue for an extended period of time because the Fund is required to correct such imbalances by means of adjusting the composition of its portfolio securities.  It is also possible that the composition of the Fund may not exactly replicate the composition of its Underlying Index if the Fund has to adjust its portfolio securities in order to continue to qualify as a “regulated investment company” under the U.S. Internal Revenue Code of 1986, as amended (“Code”).

Tracking Error Risk

The Fund’s performance may not match its Underlying Index during any period of time.  Although the Fund attempts to track the performance of its Underlying Index, the Fund may not be able to duplicate its exact composition or return for any number of reasons, including but not limited to risk that the strategies used by the Advisor to match the performance of the Underlying Index may fail to produce the intended results, liquidity risk and new fund risk, as well as the incurring of Fund fees and expenses, which the Underlying Index does not incur.

The Fund is expected to fair value the foreign securities it holds.  To the extent the Fund calculates its NAV based on fair value prices and the value of the Underlying Index is based on the securities’ closing price on local foreign markets (i.e., the value of the Underlying Index is not based on fair value prices), the Fund’s ability to track the Underlying Index may be adversely affected.  To the extent that the value of assets denominated in foreign currencies is converted into U.S. Dollars using exchange rates selected by the Advisor that differ from the exchange rates selected by the Index Provider for use in calculating the Underlying Index, the Fund’s ability to track the Underlying Index may be adversely impacted. In addition, the Fund may not be able to invest in certain securities included in the Underlying Index due to restrictions or limitations imposed by or a lack of liquidity in certain countries and stock exchanges in which such securities trade or may be delayed in purchasing or selling securities included in the Underlying Index.  In addition, if the Fund utilizes depositary receipts and/or derivative instruments, its return may not correlate as well with the Underlying Index as would be the case if the Fund purchased all the securities in the Underlying Index directly.

Common Stock Risk

The Fund invests in common stock.  Common stock is issued by companies principally to raise cash for business purposes and represents a residual interest in the issuing company.  The Fund participates in the success or failure of any company in which it holds stock. The prices of equity securities change in response to many factors, including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.

Foreign Securities

The Fund may invest in securities of foreign issuers, although generally the Fund will only invest in ADRs or American Depository Shares (“ADSs”) of non-U.S. companies the business of which is tied economically to the United States.  The Fund may also hold securities of U.S. and foreign issuers in the form of ADRs or ADSs and it may invest in securities of foreign issuers traded directly in the U.S. securities markets.  Investments in foreign securities involve special risks and considerations that are not present when the Fund invests in domestic securities.

The value of the Fund’s foreign investments may be significantly affected by changes in currency exchange rates, and the Fund may incur certain costs in converting securities denominated in foreign currencies to U.S. dollars.  In many countries, there is less publicly available information about issuers than is available in the reports and ratings published about companies in the United States.  Additionally, foreign companies are not subject to uniform accounting, auditing and financial reporting standards.  Dividends and interest on foreign securities may be subject to foreign withholding taxes which would reduce the Fund’s income without providing a tax credit for the Fund’s shareholders.  Although the Fund intends to invest in securities of foreign issuers domiciled in nations which the relevant advisor considers as having stable and friendly governments, there is a possibility of expropriation, confiscatory taxation, currency blockage or political or social instability which could affect investments in those nations.

Non-Principal Strategies and Risks of the Fund

Derivatives

The Fund may invest in various derivatives. A derivative is a financial instrument which has a value that is based on — or “derived from” — the values of other assets, reference rates, or indexes. The Fund may invest in derivatives for hedging purposes. The Fund will not invest more than 5% of the value of its total assets in derivative securities.

Derivatives may relate to a wide variety of underlying references, such as commodities, stocks, bonds, interest rates, currency exchange rates and related indexes. Derivatives include futures contracts and options on futures contracts, forward-commitment transactions, options on securities, caps, floors, collars, swap agreements, and other financial instruments. Some derivatives, such as futures contracts and certain options, are traded on U.S. commodity and securities exchanges, while other derivatives, such as swap agreements, are privately negotiated and entered into in the over-the-counter (“OTC”) market. The risks associated with the use of derivatives are different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are used by some investors for speculative purposes. Derivatives also may be used for a variety of purposes that do not constitute speculation, such as hedging, risk management, seeking to stay fully invested, seeking to reduce transaction costs, seeking to simulate an investment in equity or debt securities or other investments, seeking to add value by using derivatives to more efficiently implement portfolio positions when derivatives are favorably priced relative to equity or debt securities or other investments, and for other purposes.

Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks, bonds, and other traditional investments. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.

The use of a derivative involves the risk that a loss may be sustained as a result of the insolvency or bankruptcy of the other party to the contract (usually referred to as a “counterparty”) or the failure of the counterparty to make required payments or otherwise comply with the terms of the contract. Additionally, the use of credit derivatives can result in losses if the portfolio manger does not correctly evaluate the creditworthiness of the issuer on which the credit derivative is based.

Derivatives may be subject to liquidity risk, which exists when a particular derivative is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many OTC derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price.

Derivatives may be subject to pricing or “basis” risk, which exists when a particular derivative becomes extraordinarily expensive relative to historical prices or the prices of corresponding cash market instruments. Under certain market conditions, it may not be economically feasible to initiate a transaction or liquidate a position in time to avoid a loss or take advantage of an opportunity.

Because many derivatives have a leverage or borrowing component, adverse changes in the value or level of the underlying asset, reference rate, or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. While certain derivative transactions may be considered to constitute borrowing transactions, such derivative transactions will not be considered to constitute the issuance of a “senior security”, and therefore such transactions will not be subject to the 300% continuous asset coverage requirement otherwise applicable to borrowings, if the Fund covers the transaction or segregates sufficient liquid assets in accordance with applicable requirements.

Like most other investments, derivative instruments are subject to the risk that the market value of the instrument will change in a way detrimental to the Fund’s interest. The Fund bears the risk that the portfolio manager will incorrectly forecast future market trends or the values of assets, reference rates, indices, or other financial or economic factors in establishing derivative positions for the Fund. If the Fund attempts to use a derivative as a hedge against, or as a substitute for, a portfolio investment, the Fund will be exposed to the risk that the derivative will have or will develop an imperfect or no correlation with the portfolio investment. This could cause substantial losses for the Fund. While hedging strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other investments. Many derivatives, in particular OTC derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to the Fund.

Options on Securities

An option is a legal contract that gives the buyer (who then becomes the holder) the right to buy, in the case of a call, or sell, in the case of a put, a specified amount of the underlying security at the option price at any time before the option expires. The buyer of a call obtains, in exchange for a premium that is paid to the seller, or “writer,” of the call, the right to purchase the underlying security. The buyer of a put obtains the right to sell the underlying security to the writer of the put, likewise in exchange for a premium. Options have standardized terms, including the exercise price and expiration time; listed options are traded on national securities exchanges that provide a secondary market in which holders or writers can close out their positions by offsetting sales and purchases. The premium paid to a writer is not a down payment; it is a nonrefundable payment from a buyer to a seller for the rights conveyed by the option. A premium has two components: the intrinsic value and the time value. The intrinsic value represents the difference between the current price of the securities and the exercise price at which the securities will be sold pursuant to the terms of the option. The time value is the sum of money investors are willing to pay for the option in the hope that, at some time before expiration, it will increase in value because of a change in the price of the underlying security.

One risk of any put or call that is held is that the put or call is a wasting asset. If it is not sold or exercised prior to its expiration, it becomes worthless. The time value component of the premium decreases as the option approaches expiration, and the holder may lose all or a large part of the premium paid. In addition, there can be no guarantee that a liquid secondary market will exist on a given exchange, in order for an option position to be closed out. Furthermore, if trading is halted in an underlying security, the trading of options is usually halted as well. In the event that an option cannot be traded, the only alternative to the holder is to exercise the option.

Call Options on Securities. When the Fund writes a call, it receives a premium and agrees to sell the related investments to the purchaser of the call during the call period (usually not more than nine months) at a fixed exercise price (which may differ from the market price of the related investments) regardless of market price changes during the call period. If the call is exercised, the Fund forgoes any gain from an increase in the market price over the exercise price.

To terminate an obligation on a call that the Fund has written, the Fund may purchase a call in a “closing purchase transaction.” A profit or loss will be realized depending on the amount of option transaction costs and whether the premium previously received is more or less than the price of the call purchased. A profit may also be realized if the call lapses unexercised, because the Fund retains the premium received. All call options written by the Fund must be “covered.” For a call to be “covered”: (a) the Fund must own the underlying security or have an absolute and immediate right to acquire that security without payment of additional cash consideration; (b) the Fund must maintain cash or liquid securities adequate to purchase the security; or (c) any combination of (a) or (b).

When the Fund buys a call, it pays a premium and has the right to buy the related investments from the seller of the call during the call period at a fixed exercise price. The Fund benefits only if the market price of the related investment is above the call price plus the premium paid during the call period and the call is either exercised or sold at a profit. If the call is not exercised or sold (whether or not at a profit), it will become worthless at its expiration date, and the Fund will lose its premium payment and the right to purchase the related investment.

Put Options on Securities. When the Fund buys a put, it pays a premium and has the right to sell the related investment to the seller of the put during the put period (usually not more than nine months) at a fixed exercise price. Buying a protective put permits the Fund to protect itself during the put period against a decline in the value of the related investment below the exercise price by having the right to sell the investment through the exercise of the put.

When the Fund writes a put option, it receives a premium and has the same obligations to a purchaser of such a put as are indicated above as its rights when it purchases such a put. A profit or loss will be realized depending on the amount of option transaction costs and whether the premium previously received is more or less than the put purchased in a closing purchase transaction. A profit may also be realized if the put lapses unexercised, because the Fund retains the premium received. All put options written by the Fund must be “covered.” For a put to be “covered”, the Fund must maintain cash or liquid securities equal to the option price.

Futures Contracts and Options Thereon

A futures contract is a commitment to buy or sell a specific product at a currently determined market price, for delivery at a predetermined future date. The futures contract is uniform as to quantity, quality and delivery time for a specified underlying product. The commitment is executed in a designated contract market – a futures exchange – that maintains facilities for continuous trading. The buyer and seller of the futures contract are both required to make a deposit of cash or U.S. Treasury Bills with their brokers equal to a varying specified percentage of the contract amount; the deposit is known as initial margin. Since ownership of the underlying product is not being transferred, the margin deposit is not a down payment; it is a security deposit to protect against nonperformance of the contract. No credit is being extended, and no interest expense accrues on the non-margined value of the contract. The contract is marked to market every day, and the profits and losses resulting from the daily change are reflected in the accounts of the buyer and seller of the contract. A profit in excess of the initial deposit can be withdrawn, but a loss may require an additional payment, known as variation margin, if the loss causes the equity in the account to fall below an established maintenance level. The Fund will maintain cash or liquid securities sufficient to cover its obligations under each futures contract into which it enters.

The Fund may purchase and write (sell) stock index futures contracts as a substitute for a comparable market position in the underlying securities, and may purchase put and call options and write call options on stock index futures contracts. A stock index futures contract obligates the seller to deliver (and the purchaser to take) an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying stocks in the index is made.

When the Fund purchases a put or call option on a futures contract, the Fund pays a premium for the right to sell or purchase the underlying futures contract for a specified price upon exercise at any time during the option period. By writing a call option on a futures contract, the Fund receives a premium in return for granting to the purchaser of the option the right to buy from the Fund the underlying futures contract for a specified price upon exercise at any time during the option period.

Some futures and options strategies tend to hedge the Fund’s positions against price fluctuations, while other strategies tend to increase market exposure. The extent of the Fund’s loss from an unhedged short position in futures contracts or call options on futures contracts is potentially unlimited. The Fund may engage in related closing transactions with respect to options on futures contracts. The Fund may only purchase or write options only on futures contracts that are traded on a United States exchange or board of trade.

The Fund is operated by an investment advisor that claims an exclusion on behalf of the Fund from the definition of the term “commodity pool operator” under the Commodity Exchange Act, as amended (the “CEA”) pursuant to Rule 4.5 under the CEA promulgated by the Commodity Futures Trading Commission (the “CFTC”). Accordingly, neither the Fund nor the Advisor is subject to registration or regulation as a “commodity pool operator” under the CEA. To remain eligible for the exclusion under Rule 4.5 as it has recently been amended by the CFTC, the Fund will be limited in its ability to use futures and options on futures and engage in certain swaps transactions. In the event that the Fund’s investments in certain derivative instruments regulated under the CEA (“Commodity Interests”), including futures, swaps and options on futures, exceed a certain threshold, the relevant advisor may be required to register as a “commodity pool operator” and/or “commodity trading advisor” with the CFTC with respect to the Fund. The Fund’s eligibility to claim the exclusion will be based upon the level and scope of its investment in Commodity Interests, the purposes of such investments and the manner in which the Fund holds out its use of Commodity Interests. For example, Rule 4.5 requires a fund with respect to which the operator is claiming the exclusion to, among other things, satisfy one of the two following trading thresholds: (i) the aggregate initial margin and premiums required to establish positions in Commodity Interests cannot generally exceed 5% of the liquidation value of the fund’s portfolio, after taking into account unrealized profits and unrealized losses; or (ii) the aggregate net notional value of Commodity Interests not used solely for “bona fide hedging purposes,” determined at the time the most recent position was established, cannot generally exceed 100% of the liquidation value of the fund’s portfolio, after taking into account unrealized profits and unrealized losses on any such positions it has entered into. The Fund currently intends to operate in a manner that would permit the Advisor to continue to claim the exclusion under Rule 4.5, which may adversely affect the Advisor’s ability to manage the Fund under certain market conditions and may adversely affect the Fund’s total return. In the event the Advisor becomes unable to rely on the exclusion in Rule 4.5 and is required to register with the CFTC as a commodity pool operator, the Fund’s expenses may increase.

When the Fund purchases or sells a futures contract, the Fund “covers” its position. To cover its position, the Fund may maintain with its custodian bank (and mark-to-market on a daily basis) cash or liquid securities that, when added to any amounts deposited with a futures commission merchant as margin, are equal to the amount of the actual contractual obligation to pay in the future of the futures contract. If the Fund continues to engage in the described securities trading practices and so maintain cash or liquid securities, the maintained cash or liquid securities will function as a practical limit on the amount of leverage which the Fund may undertake and on the potential increase in the speculative character of the Fund’s outstanding portfolio securities. Additionally, such maintained cash or liquid securities will assure the availability of adequate funds to meet the obligations of the Fund arising from such investment activities.

The Fund may cover its long position in a futures contract by purchasing a put option on the same futures contract with a strike price (namely, an exercise price) as high or higher than the price of the futures contract, or, if the strike price of the put is less than the price of the futures contract, the Fund will maintain cash or liquid securities equal in value to the difference between the strike price of the put and the price of the futures contract. The Fund may also cover its long position in a futures contract by taking a short position in the instruments underlying the futures contract, or by taking positions in instruments the prices of which are expected to move relatively consistently with the futures contract. The Fund may cover its short position in a futures contract by taking a long position in the instruments underlying the futures contract, or by taking positions in instruments the prices of which are expected to move relatively consistently with the futures contract.

The Fund may cover its sale of a call option on a futures contract by taking a long position in the underlying futures contract at a price less than or equal to the strike price of the call option, or, if the long position in the underlying futures contract is established at a price greater than the strike price of the written call, the Fund will maintain cash or liquid securities equal in value to the difference between the strike price of the call and the price of the futures contract. The Fund may also cover its sale of a call option by taking positions in instruments the prices of which are expected to move relatively consistently with the call option.

Although the Fund intends to sell futures contracts only if there is an active market for such contracts, no assurance can be given that a liquid market will exist for any particular contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting the Fund to substantial losses. If trading is not possible, or the Fund determines not to close a futures position in anticipation of adverse price movements, the Fund will be required to make daily cash payments of variation margin. The risk that the Fund will be unable to close out a futures position will be minimized by entering into such transactions on a national exchange with an active and liquid secondary market.

Limitations on Options and Futures

Transactions in options by the Fund will be subject to limitations established by each of the exchanges governing the maximum number of options which may be written or held by a single investor or group of investors acting in concert, regardless of whether the options are written or held on the same or different exchanges or are written or held in one or more accounts or through one or more brokers. Thus, the number of options which the Fund may write or hold may be affected by options written or held by other investment advisory clients of the Advisor and its affiliates. Position limits also apply to futures contracts. An exchange may order the liquidations of positions found to be in excess of these limits, and it may impose certain sanctions.

Special Risks of Hedging Strategies

Participation in the options or futures markets involves investment risks and transactions costs to which the Fund would not be subject absent the use of these strategies. In particular, the loss from investing in futures contracts is potentially unlimited. If the portfolio manager’s prediction of movements in the securities and interest rate markets is inaccurate, the Fund could be in a worse position than if such strategies were not used. Risks inherent in the use of options, futures contracts and options on futures contracts include: (1) imperfect correlation between the price of options and futures contracts and options thereon and movements in the prices of the securities being hedged; (2) the fact that skills needed to use these strategies are different from those needed to select portfolio securities; and (3) the possible absence of a liquid secondary market for any particular instrument at any time.

Illiquid Securities

The Fund may invest up to 15% of its net assets in securities for which there is no readily available market (“illiquid securities”). The 15% limitation includes certain securities whose disposition would be subject to legal restrictions (“restricted securities”). However certain restricted securities that may be resold pursuant to Rule 144A under the Securities Act may be considered liquid. Rule 144A permits certain qualified institutional buyers to trade in privately placed securities not registered under the Securities Act. Institutional markets for restricted securities have developed as a result of Rule 144A, providing both readily ascertainable market values for Rule 144A securities and the ability to liquidate these securities to satisfy redemption requests. However, an insufficient number of qualified institutional buyers interested in purchasing Rule 144A securities held by the Fund could adversely affect their marketability, causing the Fund to sell securities at unfavorable prices. The Board has delegated to the relevant advisor the day-to-day determination of the liquidity of a security although it has retained oversight and ultimate responsibility for such determinations. Although no definite quality criteria are used, the Board has directed each advisor to consider such factors as (i) the nature of the market for a security (including the institutional private resale markets); (ii) the terms of these securities or other instruments allowing for the disposition to a third party or the issuer thereof (for example, certain repurchase obligations and demand instruments); (iii) the availability of market quotations; and (iv) other permissible factors. The Fund considers a security illiquid if the Fund holds more than the average daily trading volume, based on a 30-day trading volume.

Restricted securities may be sold in privately negotiated or other exempt transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act. When registration is required, the Fund may be obligated to pay all or part of the registration expenses and considerable time may elapse between the decision to sell and the sale date. If, during such period, adverse market conditions were to develop, the Fund might obtain a less favorable price than the price which prevailed when it decided to sell. Restricted securities for which there is no market will be valued by appraisal at their fair value as determined in good faith by the relevant advisor under procedures established by and under the general supervision and responsibility of the Board.

Lending of Portfolio Securities

The Fund may lend portfolio securities constituting up to 33-1/3% of its total assets (as permitted by the 1940 Act) to unaffiliated broker-dealers, banks or other recognized institutional borrowers of securities, provided that the borrower at all times maintains cash, U.S. government securities or equivalent collateral or provides an irrevocable letter of credit in favor of the Fund equal in value to at least 102% of the value of loaned domestic securities and 105% of the value of loaned foreign securities on a daily basis. During the time portfolio securities are on loan, the borrower pays the Fund an amount equivalent to any dividends or interest paid on such securities, and the Fund may receive an agreed-upon amount of interest income from the borrower who delivered equivalent collateral or provided a letter of credit. Loans are subject to termination at the option of the Fund or the borrower. The Fund may pay reasonable administrative and custodial fees in connection with a loan of portfolio securities and may pay a negotiated portion of the interest earned on the cash or equivalent collateral to the borrower or placing broker. The Fund does not have the right to vote securities on loan, but could terminate the loan and regain the right to vote if that were considered important with respect to the investment.

The primary risk in securities lending is a default by the borrower during a sharp rise in price of the borrowed security resulting in a deficiency in the collateral posted by the borrower. The Fund will seek to minimize this risk by requiring that the value of the securities loaned be computed each day and additional collateral be furnished each day if required.

Borrowing

The Fund may borrow from banks, as long as it maintains continuous asset coverage (total assets, including assets acquired with borrowed funds, less liabilities exclusive of borrowings, including reverse repurchase agreements) of 300% of all amounts borrowed, with an exception for borrowings not in excess of 5% of the Fund’s total assets made for temporary or emergency purposes. If, at any time, the value of the Fund’s assets should fail to meet this 300% coverage test, the Fund will reduce the amount of its borrowings to the extent necessary to meet this 300% coverage within three days (not including Sundays and holidays). Maintenance of this percentage limitation may result in the sale of portfolio securities at a time when investment considerations otherwise indicate that it would be disadvantageous to do so. The Fund will not purchase portfolio securities when outstanding borrowings exceed 5% of the Fund’s total assets.

Money Market Instruments

The Fund may invest in cash and money market securities to “cover” investment techniques, when taking a temporary defensive position or to have assets available to pay expenses, satisfy redemption requests or take advantage of investment opportunities. The Fund may invest in cash and money market securities, including money market demand accounts which offer many of the same advantages as commercial paper master notes. Investments with a money market deposit account will be limited to accounts with Federal Deposit Insurance Corporation insured banks. Other money market securities in which the Fund may invest include U.S. Treasury Bills, commercial paper, commercial paper master notes and repurchase agreements.

The Fund may invest in commercial paper or commercial paper master notes rated, at the time of purchase, A-1 or A-2 by Standard & Poor’s (“S&P”) or Prime-1 or Prime-2 by Moody’s Investors Service, Inc. (“Moody’s”). Commercial paper master notes are demand instruments without a fixed maturity bearing interest at rates that are fixed to known lending rates and automatically adjusted when such lending rates change.

The Fund may also invest in securities issued by other investment companies that invest in high quality, short-term debt securities (namely, money market instruments). In addition to the advisory fees and other expenses the Fund bears directly in connection with its own operations, as a shareholder of another investment company, the Fund would bear its pro rata portion of the other investment company’s advisory fees and other expenses, and such fees and other expenses will be borne indirectly by the Fund’s shareholders.

Repurchase Agreements

Under a repurchase agreement, the Fund purchases a debt security and simultaneously agrees to sell the security back to the seller at a mutually agreed-upon future price and date, normally one day or a few days later. The resale price is greater than the purchase price, reflecting an agreed-upon market interest rate during the purchaser’s holding period. While the maturities of the underlying securities in repurchase transactions may be more than one year, the term of each repurchase agreement will always be less than one year. The Fund will enter into repurchase agreements only with member banks of the Federal Reserve system or primary dealers of U.S. government securities. The applicable advisor will monitor the creditworthiness of each of the firms which is a party to a repurchase agreement with the Fund. In the event of a default or bankruptcy by the seller, the Fund will liquidate those securities (whose market value, including accrued interest, must be at least equal to 100% of the dollar amount invested by the Fund in each repurchase agreement) held under the applicable repurchase agreement, which securities constitute collateral for the seller’s obligation to pay. However, liquidation could involve costs or delays and, to the extent proceeds from the sale of these securities were less than the agreed-upon repurchase price, the Fund would suffer a loss. The Fund also may experience difficulties and incur certain costs in exercising its rights to the collateral and may lose the interest the Fund expected to receive under the repurchase agreement. Repurchase agreements usually are for short periods, such as one week or less, but may be longer. It is the current policy of the Fund to treat repurchase agreements that do not mature within seven days as illiquid for the purposes of its investments policies.

Rights and Warrants

The Fund may purchase rights and warrants to purchase equity securities. Investments in rights and warrants are pure speculation in that they have no voting rights, pay no dividends and have no rights with respect to the assets of the corporation issuing them. Rights and warrants basically are options to purchase equity securities at a specific price valid for a specific period of time. They do not represent ownership of the securities, but only the right to buy them. Rights and warrants differ from call options in that rights and warrants are issued by the issuer of the security which may be purchased on their exercise, whereas call options may be written or issued by anyone. The prices of rights (if traded independently) and warrants do not necessarily move parallel to the prices of the underlying securities. Rights and warrants involve the risk that the Fund could lose the purchase value of the warrant if the warrant is not exercised prior to its expiration. They also involve the risk that the effective price paid for the warrant added to the subscription price of the related security may be greater than the value of the subscribed security’s market price.

Convertible Securities

The Fund may invest in convertible securities. Convertible securities include fixed income securities that may be exchanged or converted into a predetermined number of shares of the issuer’s underlying common stock at the option of the holder during a specified period. Convertible securities may take the form of convertible preferred stock, convertible bonds or debentures, units consisting of “usable” bonds and warrants or a combination of the features of several of these securities. Convertible securities are senior to common stocks in an issuer’s capital structure, but are usually subordinated to similar nonconvertible securities. While providing a fixed-income stream (generally higher in yield than the income derivable from common stock but lower than that afforded by a similar nonconvertible security), a convertible security also gives an investor the opportunity, through its conversion feature, to participate in the capital appreciation of the issuing company depending upon a market price advance in the convertible security’s underlying common stock.

Preferred Stocks

The Fund may invest in preferred stocks. Preferred stock includes convertible and nonconvertible preferred and preference stocks that are senior to common stock. Preferred stock has a preference over common stock in liquidation (and generally dividends as well) but is subordinated to the liabilities of the issuer in all respects. As a general rule the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Real Estate Investment Trusts

The Fund may invest in real estate investment trusts. A real estate investment trust (“REIT”) is a corporation, or a business trust that would otherwise be taxed as a corporation, which meets the definitional requirements of the Code. The Code permits a qualifying REIT to deduct dividends paid, thereby effectively eliminating corporate level federal income tax and making the REIT a pass-through vehicle for federal income tax purposes. To meet the definitional requirements of the Code, a REIT must, among other things, invest substantially all of its assets in interests in real estate (including mortgages and other REITs) or cash and government securities, derive most of its income from rents from real property or interest on loans secured by mortgages on real property, and distribute to shareholders annually a substantial portion of its otherwise taxable income.

REITs are characterized as equity REITs, mortgage REITs, and hybrid REITs. Equity REITs, which may include operating or finance companies, owning real estate directly and the value of, and income earned by, the REITs depend upon the income of the underlying properties and the rental income they earn. Equity REITs also can realize capital gains (or losses) by selling properties that have appreciated (or depreciated) in value. Mortgage REITs can make construction, development or long-term mortgage loans and are sensitive to the credit quality of the borrower. Mortgage REITs derive their income from interest payments on such loans. Hybrid REITs combine the characteristics of both equity and mortgage REITs, generally by holding both ownership interests and mortgage interests in real estate. The value of securities issued by REITs are affected by tax and regulatory requirements and by perceptions of management skill. They also are subject to heavy cash flow dependency, defaults by borrowers or tenants, self-liquidation and the possibility of failing to qualify for tax-free status under the Code or to maintain exemption from the 1940 Act.

Temporary Investment

The Fund may, in response to adverse market, economic, political or other conditions, take temporary defensive positions. In such circumstances, the Fund may temporarily invest up to 30% of each of its assets in certain defensive strategies, including holding a substantial portion of the Fund’s assets in cash, cash equivalents, or other highly rated short-term securities, including securities issued or guaranteed by the U.S. Government, its agencies, or instrumentalities. The Fund will not be able to achieve its investment objective of long-term capital appreciation to the extent that it invests in money market instruments since these securities do not appreciate in value.

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when the Fund buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account.  These costs, which are not reflected in the Fund’s Annual Fund Operating Expenses, affect the Fund’s performance.  A portfolio turnover rate of 100% would occur, for example, if all of the Fund’s securities were replaced within one year.  A portfolio turnover rate of 100% or more would result in the Fund incurring more transaction costs such as brokerage, mark-ups or mark-downs.  Payment of these transaction costs could reduce the Fund’s total return.  High portfolio turnover could also result in the payment by the Fund’s shareholders of increased taxes on realized gains.

“Portfolio Turnover Rate” is defined under the rules of the SEC as the lesser of the value of the securities purchased or securities sold, excluding all securities whose maturities at time of acquisition were one year or less, divided by the average monthly value of such securities owned during the year.  In-kind subscriptions and redemptions are not included in the portfolio turnover calculations.  Based on this definition, instruments with remaining maturities of less than one year are excluded from the calculation of the Portfolio Turnover Rate.  Instruments excluded from the calculation of portfolio turnover generally would include future contracts, swap agreements and option contracts in which the Fund invests since such contracts generally have a remaining maturity of less than one year.  ETFs, such as the Fund, may incur very low levels of portfolio turnover (or none at all in accordance with the SEC methodology described above) because of the way in which they operate and the way shares are created in Creation Units.  However, a low or zero Portfolio Turnover Rate should not be assumed to be indicative of the amount of gains that the Fund may or may not distribute to shareholders, as the instruments excluded from the calculation described above may have generated taxable gains upon their sale or maturity.

The Fund is newly organized and has not had any operations as of the date of this SAI.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Fund maintains the practices described below regarding the disclosure of its portfolio holdings to ensure that disclosure of information about portfolio securities is in the best interests of the Fund’s shareholders.  The Fund’s Chief Compliance Officer (“CCO”) will report annually to the Board with respect to compliance with the portfolio holdings disclosure procedures described herein.

As an ETF, information about the Fund’s portfolio holdings is made available on a daily basis in accordance with the provisions of any Order of the SEC applicable to the Fund, regulations of the Fund’s listing Exchange and other applicable SEC regulations, orders and no-action relief.  Such information typically reflects all or a portion of the Fund’s anticipated portfolio holdings as of the next business day.  This information is used in connection with the creation and redemption process and is disseminated on a daily basis through the facilities of the listing Exchange, the National Securities Clearing Corporation (“NSCC”) and/or third party service providers.

The Fund will disclose on the Fund’s website (www.[______].com) at the start of each business day the identities and quantities of the securities and other assets held by the Fund that will form the basis of the Fund’s calculation of its NAV on that business day.  The portfolio holdings so disclosed will be based on information as of the close of business on the prior business day and/or trades that have been completed prior to the opening of business on that business day and that are expected to settle on the business day.  Online disclosure of such holdings is publicly available at no charge.

Daily access to the Fund’s portfolio holdings is permitted to personnel of the Advisor, the distributor and the Fund’s administrator, custodian and accountant and other agents or service providers of the Trust who have need of such information in connection with the ordinary course of their respective duties to the Fund.  The CCO may authorize disclosure of portfolio holdings.

The Fund will disclose its complete portfolio holdings schedule in public filings with the SEC on a quarterly basis, based on the Fund’s fiscal year, within sixty (60) days of the end of the quarter, and will provide that information to shareholders, as required by federal securities laws and regulations thereunder.

No person is authorized to disclose the Fund’s portfolio holdings or other investment positions except in accordance with the policy.  The Board reviews the implementation of the policy on a periodic basis.

CONSTRUCTION AND MAINTENANCE OF THE UNDERLYING INDEX

The Entrepreneur 30 Index represents the 30 largest publicly-traded, market capitalized companies that meet the key entrepreneurial standards as set forth by the Index Provider.  Within the standards set forth, the companies need to meet requirements regarding, management, sector restrictions, ownership, compensation, company age, and growth constraints, among others.  The Entrepreneur 30 Index is rebalanced quarterly.

Securities are added or deleted from the Underlying Index based on rules outlined for security selection, exclusion, rebalancing, and adjustments for corporate actions as set forth in the

Underlying Index’s rulebook.  The Index Provider makes no subjective determinations related to index composition.

MANAGEMENT

Management Information

As a Delaware statutory trust, the business and affairs of the Trust are managed by its officers under the direction of its Board of Trustees.  The Fund, the EntrepreneurShares Global Fund, the Entrepreneur U.S. Small Cap Fund, and the Entrepreneur U.S. Large Cap Fund are the only funds in the “Fund Complex” as defined in the 1940 Act, and they are collectively sometimes referred to herein as the “Funds”.  The name, birth year and principal occupations during the past five years, and other information with respect to each of the Trustees and officers of the Trust is set forth below.  Unless otherwise noted, each Trustee and officer has served in the indicated positions and directorships for at least the last five years.  The address of each Trustee and officer is c/o the Trust at 175 Federal Street, Suite #875, Boston, MA 02110.

Non-Interested Trustees

Name (Birth Year)	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years

Dr. Stephen Sohn (1944)	Trustee	Since 2010	Chairman – Quantum Aesthetic Surgery Inc.; Former faculty member Harvard Medical School (1974 to 1996).	4	None

George R. Berbeco (1944)	Trustee	Since 2010	Chairman – Bay Colony Development Corporation; Former President – Devon Group and General Partner – Devon Capital Partners, LP. (commodity trading) (2005 to 2009).	4	None

Interested Trustee

Name (Birth Year)	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years

Joel M. Shulman, CFA[2] (1955)	President and Trustee	Since 2010	Member and principal of Weston since 2010; Tenured professor at Babson College.	3	None

Officer

David Cragg (1969)	Secretary, Treasurer and Chief Compliance Officer	Served since 2010	Member, and Chief Compliance Officer, of the advisor since 2010. Former Chief Financial Officer and Chief Operating Officer of the Leuthold Group (1999 to 2009).	N/A	N/A

(1)	Each Trustee serves an indefinite term until the election of a successor. Each officer serves an indefinite term, renewed annually, until the election of a successor.
(2)	Dr. Shulman is considered an interested Trustee within the meaning of the 1940 Act because of his affiliation with the advisors and sub-advisor.

The Board of Trustees appointed Scott Stone, age 52, as an adviser to the Board.  As an adviser, Mr. Stone attends meetings of the Board and acts as a non-voting participant.  Mr. Stone currently serves as the President (since March 2015) and Chief Investment Officer (since June 2011) at Pentegra Investors, Inc., where he and his team are responsible for the management and oversight of the investment processes governing approximately $8 billion in assets, comprised of both public and private holdings of fixed income, equity, real estate, hedge fund and other alternative investments.  The Board believes that Mr. Stone’s extensive experience in the investment industry and experience as a portfolio manager will allow him to provide helpful insight and advice to the Board.

Qualification of Trustees

Dr. Shulman’s experience and skills as a portfolio manager, as well as his familiarity with the investment strategies utilized by the portfolio managers of the Funds, led to the conclusion that he should serve as a Trustee.  Dr. Sohn, and Mr. Berbeco are experienced businessmen and are familiar with financial statements.  Each takes a conservative and thoughtful approach to addressing issues facing the Funds.  These combinations of skills and attributes led to the conclusion that each of Dr. Sohn and Mr. Berbeco, should serve as a Trustee.

Dr. Joel Shulman has been a Trustee and portfolio manager of the Funds since inception of the fund family.  Dr. Shulman has extensive skill and experience as a portfolio manager, as well as familiarity with the investment strategies utilized by the portfolio managers of the Funds.

Dr. Stephen Sohn has been a Trustee of the Funds since inception of the fund family.  He brings a unique perspective from the field of medicine and as a private investor.  He is also experienced with financial, accounting, regulatory and investment matters.

George Berbeco has been a Trustee of the Funds since inception of the fund family.  He brings a unique perspective as an accomplished entrepreneur and as a private investor.  He is also experienced with financial, accounting, regulatory and investment matters.

Board Leadership Structure

The Board has general oversight responsibility with respect to the operation of the Funds.  The Board has engaged the advisors and sub-advisor, as applicable, to manage the Funds and is responsible for overseeing the advisors and sub-advisor, as applicable, and other service providers to the Funds in accordance with the provisions of the 1940 Act and other applicable laws.  The Board has established an Audit Committee to assist the Board in performing its oversight responsibilities.

The Funds do not have a Chairman of the Board.  As President of the Trust, Dr. Shulman is the presiding officer at all meetings of the Board.  The Board does not have a lead non-interested Trustee.  The Funds have determined that the Board’s leadership structure is appropriate given its size and the nature of the Funds.  The Board plans to meet every quarter to discuss matters related to the Funds.

The Trustees may consider nominations by shareholders for trustee vacancies.  These nominations will be duly considered by the independent Trustees (or a duly constituted committee) and evaluated on their merits consistent with the Trustees’ obligations to the Trust.

Board Oversight of Risk

Through its direct oversight role, and indirectly through the Audit Committee, and Trust officers and service providers, the Board performs a risk oversight function for the Funds.  To effectively perform its risk oversight function, the Board, among other things, performs the following activities: receives and reviews reports related to the performance and operations of the Funds; reviews and approves, as applicable, the compliance policies and procedures of the Trust; approves the Funds’ principal investment policies; adopts policies and procedures designed to deter market timing; meets with representatives of various service providers, including the advisors and sub-advisor and the independent registered public accounting firm of the Funds, to review and discuss the activities of the Funds and to provide direction with respect thereto; and appoints a CCO of the Funds who oversees the implementation and testing of the Funds’ compliance program and reports to the Board regarding compliance matters for the Funds and their service providers.

The Audit Committee plays a significant role in the risk oversight of the Funds as it meets annually with the auditors of the Funds and quarterly with the Funds’ CCO.

Audit Committee

The Board has an Audit Committee whose members consist of Dr. Sohn and Mr. Berbeco, each of whom is a non-interested Trustee.  The primary functions of the Audit Committee are to select the independent registered public accounting firm to be retained to perform the annual audit of the Funds, to review the results of the audit, to review the Funds’ internal controls, to approve in advance all permissible non-audit services performed by the independent auditors and to review certain other matters relating to the Funds’ independent registered public accounting firm and financial records.  The Audit Committee met twice during the prior fiscal year

The Board has no other committees.

Compensation

The Funds’ standard method of compensating the non-interested Trustees is to pay each such Trustee a fee of $1,500 for each Board meeting and a fee of $500 for each Audit Committee meeting attended, including special meetings.  The Funds also reimburse the non-interested Trustees for their reasonable travel expenses incurred in attending meetings of the Board.  The Funds do not provide pension or retirement benefits to its Trustees.  The aggregate compensation paid by the Funds to each non-interested Trustee during the fiscal year ended June 30, 2016 is set forth below:

Name of Person, Position	Aggregate Compensation from Trust	Total Compensation from Trust and Fund Complex Paid to Trustees
Non-Interested Trustees
Thomas T. Stallkamp*	$3,000	$3,000
Dr. Stephen Sohn	$7,000	$7,000
George R. Berbeco	$7,000	$7,000
Interested Trustee
Joel M. Shulman	$0	$0

*Thomas T. Stallkamp resigned from the Board effective January 31, 2016.

Proxy Voting Policy

Information on how the Funds voted proxies relating to its portfolio securities during the most recent twelve month period ended June 30, is available without charge by calling 1-877-271-8811 or by accessing the website of the Securities and Exchange Commission at http://www.sec.gov.

The Funds vote proxies in accordance with the applicable advisor’s proxy voting policy. The advisors generally follow the so-called “Wall Street Rule” (namely, it votes as management recommends or sells the stock prior to the meeting).  The advisors believe that following the “Wall Street Rule” is consistent with the economic best interests of the Funds.  When management makes no recommendation, the applicable advisor will not vote proxies unless the advisors determine the failure to vote would have a material adverse effect on the applicable Fund.  If the advisor determines that the failure to vote would have a material adverse effect on such Fund, the advisors will vote in accordance with what it believes are the economic best interests of that Fund.  Consistent with its duty of care, the advisor monitors proxy proposals just as it monitors other corporate events affecting the companies in which the applicable Fund invests.  In the event that a vote presents a conflict of interest between the interests of the Fund and its advisor, the advisor will disclose the conflict to the Board and, consistent with its duty of care and duty of loyalty, “echo” vote the securities (namely, vote for and against the proposal in the same proportion as all other shareholders).

Code of Ethics

The Trust, the advisors, the sub-advisor and the distributor have adopted codes of ethics pursuant to Rule 17j-1 under the 1940 Act.  Each code of ethics permits personnel subject thereto to invest in securities, including securities that may be purchased or held by the Funds.  Each code of ethics generally prohibits, among other things, persons subject thereto from purchasing or selling securities if they know at the time of such purchase or sale that the security is being considered for purchase or sale by the Funds or is being purchased or sold by the Funds.

Dollar Range of Trustee Share Ownership

The table below sets forth the dollar range of equity securities beneficially owned by each Trustee in the Funds as of December 31, 2015.  The Fund is newly organized and as of the date of this SAI has had no operations.

None of the Trustees who are non-interested Trustees, or any members of their immediate family, own shares of the advisors, the sub-advisor or companies, other than registered investment companies, controlled by or under common control with the advisors or the sub-advisor.

Name of Trustee	Dollar Range of Equity Securities in the Global Fund	Dollar Range of Equity Securities in the U.S. Small Cap Fund	Dollar Range of Equity Securities in the U.S. Large Cap Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Thomas Stallkamp*	Over $100,000	$0	$0	Over $100,000
Dr. Stephen Sohn	$0	$0	$0	$0
George Berbeco	$0	$0	$0	$0
Dr. Joel Shulman	Over $100,000	$50,001-$100,000	$50,001-$100,000	Over $100,000
* Mr. Stallkamp resigned from the Board effective January 31, 2016.

CONTROL PERSONS AND PRINCIPAL SECURITIES HOLDERS

The Fund is newly organized and as of the date of this SAI has had no operations.

ADVISORY AND OTHER SERVICES

The Advisors and Sub-Advisor

Weston Capital Advisors, LLC (“Weston”) is the Global Fund’s investment advisor and was formed on June 3, 2010.  EntrepreneurShares, LLC is the Global Fund’s investment Sub-advisor (the “Sub-Advisor”), and was formed on April 1, 2010.  The investment advisor has delegated the day-to-day management of the Global Fund’s portfolio to the Sub-Advisor. Under the sub-advisory agreement for the Global Fund (the “Sub-Advisory Agreement”), the Sub-Advisor makes specific portfolio investments in accordance with the Global Fund’s investment objective and the Sub-Advisor’s investment approach and strategies. Weston pays a sub-advisory fee to the Sub-Advisor from its own assets, and the sub-advisory fee is not an additional expense of the Global Fund.

Capital Impact Advisors, LLC (“Capital Impact Advisors”) is the investment advisor to the Fund, the U.S. Small Cap Fund and the U.S. Large Cap Fund and was formed in April 2013.  Under the advisory agreements for the Fund, the U.S. Small Cap Fund and the U.S. Large Cap Fund (each, an “Advisory Agreement”), each advisor makes specific portfolio investments in accordance with the applicable Fund’s investment objective and the advisor’s investment approach and strategies.

Dr. Joel M. Shulman is the principal of all three advisory entities: Chief Executive Officer of Capital Impact Advisors and Weston, and President of EntrepreneurShares.

Dr. Shulman controls the advisors and the Sub-Advisor through equity ownership of each entity.

Under the current investment advisory agreement, which was approved by the Board on [______], 2017 for the Fund, September 14, 2016, for the Global Fund, U.S. Small Cap Fund, and U.S. Large Cap Fund.  The applicable advisor has overall responsibility for assets under management, provides overall investment strategies and programs for the Fund, selects sub-advisors, allocates assets among the sub-advisors and monitors and evaluates the sub-advisors’ performance.  The current term of the investment advisory agreement for the Fund will continue until [_____], 2019, and the agreements for the other Funds will continue until September 30, 2017, unless terminated earlier in accordance with the applicable terms.  The advisor to the Global Fund, Weston, has entered into a sub-advisory agreement with EntrepreneurShares.  This sub-advisory agreement was approved by the Board on September 14, 2016 and runs through September 30, 2017, unless terminated earlier.  Joel Shulman is the senior managing member of the Sub-Advisor and controls the Sub-Advisor.  Dr. Shulman’s position with the Trust and the Funds is described below under the caption “Portfolio Manager” and above under the caption “Management-Management Information.”

The benefits derived by the advisors and/or Sub-Advisor from soft dollar arrangements are described under the caption “Portfolio Transactions and Brokerage.”  None of the non-interested Trustees, or any members of their immediate family, owns shares of the advisors or the Sub-Advisor or any companies, other than registered investment companies, controlled by or under common control with the advisors or Sub-Advisor.

Under the investment advisory agreements for the Funds (the “Advisory Agreements”), the advisors, at their own expense and without reimbursement from the applicable Fund, furnish office space and all necessary office facilities, equipment and executive personnel for making the investment decisions necessary for managing the Funds and maintaining its organization, pays the salaries and fees of all officers of the Trust and Trustees (except the fees paid to non-interested Trustees) and bears all sales and promotional expenses of the Funds, other than distribution expenses paid by each Fund pursuant to the Fund’s Service and Distribution Plan, if any.  For the foregoing, the Global Fund pays Weston a monthly fee based on the Global Fund’s average daily net assets at the annual rate of 1.25% and the Fund, the U.S. Small Cap Fund and the U.S. Large Cap Fund pay Capital Impact Advisors a monthly fee based on the Fund’s, the U.S. Small Cap Fund’s and the U.S. Large Cap Fund’s averaged daily net assets at the annual rate of [___]%, 0.75% and 0.65%, respectively.

The Funds pay all of their expenses not assumed by the advisors, including, but not limited to, the professional costs of preparing and the cost of printing its registration statement required under the Securities Act and the 1940 Act and any amendments thereto, the expenses of registering its shares with the SEC and qualifying in the various states, the printing and distribution cost of prospectuses mailed to existing shareholders, the cost of Trustee and officer liability insurance, reports to shareholders, reports to government authorities and proxy statements, interest charges on any borrowings, dividend and interest payments on securities sold short, brokerage commissions, and expenses incurred in connection with portfolio transactions.  The Funds also pay salaries of administrative and clerical personnel, association membership dues, auditing and accounting services, fees and expenses of any custodian or trustees having custody of the Funds’ assets, expenses of calculating the NAV and repurchasing and redeeming shares, and charges and expenses of dividend disbursing agents, registrars, and share transfer agents, including the cost of keeping all necessary shareholder records and accounts and handling any problems relating thereto.

The advisors are contractually obligated to reimburse the applicable Fund to the extent that the aggregate annual operating expenses, including the investment advisory fee and the administration fee but excluding all federal, state and local taxes, interest, reimbursement payments to securities lenders for dividend and interest payments on securities sold short, taxes, brokerage commissions and extraordinary items, in any year, exceed a per annum percentage of net assets attributable to such shares of the relevant Fund.  This percentage limit is, for the Global Fund, 1.95%, 1.95% and 1.70%, relating to the Retail Class, Class A and Institutional Class respectively; for the U.S. Small Cap Fund, 1.10% and 0.85% relating to the Retail Class and Institutional Class respectively; and for the U.S. Large Cap Fund, 1.00% and 0.75% relating to the Retail Class and Institutional Class respectively, as determined by valuations made as of the close of each business day of the year.  The expense limitation agreements for these Funds expire on November 1, 2017 unless extended by the Board.

Reimbursement of expenses in excess of the applicable limitation will be made on a regular basis and will be paid to the applicable Fund by reduction of the relevant advisor’s fee, subject to later adjustment during the remainder of such Fund’s fiscal year.  The advisors may from time to time, at its sole discretion, reimburse the applicable Fund for expenses incurred in addition to the reimbursement of expenses in excess of applicable limitations.  The Funds monitor their expense ratio at least on a monthly basis.  If the accrued amount of the expenses of the Fund exceed the expense limitation, that Fund creates a receivable from the applicable advisor for the amount of such excess.  In such a situation the monthly payment of the advisor’s fee will be reduced by the amount of such excess, subject to adjustment month by month during the balance of such Fund’s fiscal year if accrued expenses thereafter fall below this limit.

The Advisory Agreements and the Sub-Advisory Agreement each remain in effect for two (2) years from each of their effective date and thereafter continues in effect for as long as its continuance is specifically approved at least annually, by (i) the Board, or (ii) by the vote of a majority (as defined in the 1940 Act) of the outstanding shares of the applicable Fund.  The Advisory Agreements and the Sub-Advisory Agreement each provides that it may be terminated at any time without the payment of any penalty, by the Board or by vote of a majority of the applicable Fund’s shareholders, on sixty (60) calendar days’ written notice to the applicable advisor or the Sub-Advisor, as the case may be, and by the applicable advisor or the Sub-Advisor, as the case may be, on the same notice to the applicable Fund and that it shall be automatically terminated if it is assigned.

The Advisory Agreements and the Sub-Advisory Agreement each provides that the applicable advisor or the Sub-Advisor, as the case may be, shall not be liable to the applicable Fund or its shareholders for anything other than willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations or duties.  The Advisory Agreements and the Sub-Advisory Agreement each also provides that the advisor or the Sub-Advisor, as the case may be, may engage in other businesses, devote time and attention to any other business whether of a similar or dissimilar nature, and render investment advisory services to others.

The Fund is newly organized and as of the date of this SAI has had no operations.

The Administrator, Fund Accountant and Transfer Agent

The administrator to the Trust is [_____________________] (the “Administrator”).  Pursuant to an Administration Servicing Agreement entered into between the Trust and the Administrator (the “Administration Agreement”), the Administrator prepares and maintains the books, accounts and other documents required by the 1940 Act, responds to stockholder inquiries, prepares the Fund’s financial statements and tax returns, prepares certain reports and filings with the SEC and with state blue sky authorities, furnishes statistical and research data, clerical, accounting and bookkeeping services and stationery and office supplies, keeps and maintains the Fund’s financial and accounting records and generally assists in all aspects of the Fund’s operations.  The Administrator, at its own expense and without reimbursement from the Fund, furnishes office space and all necessary office facilities, equipment and executive personnel for performing the services required to be performed by it under the Administration Agreement.

The Fund is newly organized and as of the date of this SAI has had no operations.

The Administration Agreement will remain in effect until terminated by either party.  The Administration Agreement may be terminated at any time, without the payment of any penalty, by the Board upon the giving of ninety (90) days’ written notice to the Administrator, or by the Administrator upon the giving of ninety (90) days’ written notice to the Trust.

Under the Administration Agreement, the Administrator is required to exercise reasonable care and is not liable for any error or judgment or mistake of law or for any loss suffered by the Trust in connection with its performance under the Administration Agreement, except a loss resulting from willful misfeasance, bad faith or negligence on the part of the Administrator in the performance of its duties under the Administration Agreement.

In addition, the Trust has entered into an Accounting Servicing Agreement with the Administrator pursuant to which the Administrator has agreed to maintain the financial accounts and records of the Fund and provide other accounting services to the Fund.

The Administrator also acts as the Fund’s transfer agent dividend disbursing agent.  As transfer and dividend disbursing agent, the Administrator has agreed to (i) issue and redeem shares of the Fund, (ii) make dividend and other distributions to stockholders of the Fund, (iii) respond to correspondence by Fund stockholders and others relating to its duties, (iv) maintain stockholder accounts, and (v) make periodic reports to the Fund.

Custodian

[______], an affiliate of [______], serves as custodian of the Fund’s assets pursuant to the Custody Agreement.  Under the Custody Agreement, U.S. Bank, N.A. has agreed to (i) maintain a separate account in the name of the Fund, (ii) make receipts and disbursements of money on behalf of the Fund, (iii) collect and receive all income and other payments and distributions on account of the Fund’s portfolio investments, (iv) respond to correspondence from stockholders, security brokers and others relating to its duties, and (v) make periodic reports to the Fund concerning the Fund’s operations.  [______] does not exercise any supervisory function over the purchase and sale of securities.  [______] is located at [______].

Distributor

Rafferty Capital Markets, LLC (the “Distributor”) serves as the distributor for the Fund.  Its principal business address is 1010 Franklin Avenue, Suite 300A, Garden City, NY 11530.  The Distributor offers shares of the Fund on a continuous basis, reviews advertisements of the Fund and acts as liaison for the Fund’s broker-dealer relationships.  The Distributor is not obligated to sell any certain number of shares of the Fund.

PORTFOLIO MANAGER

The Portfolio Manager to the Funds may have responsibility for the day-to-day management of accounts other than the applicable Fund.  Information regarding these other accounts is set forth below.  The number of accounts and assets is shown as of June 30, 2016.  The Fund is newly organized and as of the date of this SAI has had no operations.

	Number of Other Accounts Managed And Total Assets by Account Type			Number of Accounts and Total Assets for Which Advisory Fee is Performance-Based
Portfolio Manager	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Joel M. Shulman			25 Accounts
		N/A	$51.65 Million	N/A	N/A	N/A

The advisors and Sub-Advisor typically assign accounts with similar investment strategies to the Portfolio Manager to mitigate the potentially conflicting investment strategies of accounts.  Other than potential conflicts between investment strategies, the side-by-side management of both a Fund and other accounts may raise potential conflicts of interest due to the interest held by the advisors and/or the Sub-Advisor or one of their affiliates in an account and certain trading practices used by the Portfolio Manager (for example, cross trades between the Funds and another account and allocation of aggregated trades).  The advisors and Sub-Advisor have developed policies and procedures reasonably designed to mitigate those conflicts.  In particular, the advisors and Sub-Advisor have adopted policies limiting the ability of the Portfolio Manager to cross securities (pursuant to these policies, if the any advisor or the Sub-Advisor is to act as agent for both the buyer and seller with respect to transactions in investments, the Portfolio Manager will first: (a) obtain approval from the Chief Compliance Officer and (b) inform the customer of the capacity in which the advisor or Sub-Advisor is acting; and no dual agency transaction can be undertaken for any ERISA customer unless an applicable prohibited transaction exemption applies) and policies designed to ensure the fair allocation of securities purchased on an aggregated basis (pursuant to these policies all allocations must be fair between clients and, to be reasonable in the interests of clients, generally will be made in proportion to the size of the original orders placed).

The Portfolio Manager is compensated in various forms.  The following table outlines the forms of compensation paid to the Portfolio Manager as of October 1, 2016.  There are no differences between the method used to determine the Portfolio Manager’s compensation with respect to each Fund.

Portfolio Manager	Form of Compensation	Source of Compensation	Method Used to Determine Compensation (Including Any Differences in Method Between Account Types)
Joel M. Shulman	Salary (paid in cash)	Weston Capital Advisors, LLC	Dr. Shulman’s salary is determined on an annual basis, and it is a fixed amount throughout the year.
	Bonus (paid in cash)	Weston Capital Advisors, LLC	Dr. Shulman is a senior managing member of the advisor and receives a bonus based on the profitability of the advisor.

Portfolio Manager	Form of Compensation	Source of Compensation	Method Used to Determine Compensation (Including Any Differences in Method Between Account Types)
Joel M. Shulman	Salary (paid in cash)	Capital Impact Advisors, LLC	Dr. Shulman’s salary is determined on an annual basis, and it is a fixed amount throughout the year.
	Bonus (paid in cash)	Capital Impact Advisors, LLC	Dr. Shulman is a senior managing member of the advisor and receives a bonus based on the profitability of the advisor.

Portfolio Manager	Form of Compensation	Source of Compensation	Method Used to Determine Compensation (Including Any Differences in Method Between Account Types)
Joel M. Shulman	Salary (paid in cash)	EntrepreneurShares, LLC	Dr. Shulman’s salary is determined on an annual basis, and it is a fixed amount throughout the year.
	Bonus (paid in cash)	EntrepreneurShares, LLC	Dr. Shulman is a senior managing member of the advisor and receives a bonus based on the profitability of the Sub-Advisor.

The Fund is newly organized and as of the date of this SAI has had no operations.  The dollar range of equity securities in each of the other Funds beneficially owned by the Portfolio Manager as of June 30, 2016 is $500,001-$1,000,000 for the Global Fund, $50,001-$100,000 for the U.S. Small Cap Fund, and $50,001-$100,000 for the U.S. Large Cap Fund.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Generally

Under the Sub-Advisory and Advisory Agreements, the advisors and Sub-Advisor are responsible for decisions to buy and sell securities for the applicable Fund, broker dealer selection, and negotiation of brokerage commission rates. (These activities are subject to the general supervision and responsibility of the Board, as are all of the activities of the advisors and Sub-Advisor). The primary consideration of the advisors and Sub-Advisor in effecting a securities transaction will be execution at the most favorable securities price. Some of the portfolio transactions of a Fund may be transacted with primary market makers acting as principal on a net basis, with no brokerage commissions being paid by such Fund. Such principal transactions may, however, result in a profit to market makers. In certain instances the advisors or Sub-Advisor may make purchases of underwritten issues for the applicable Fund at prices that include underwriting fees.

In selecting a broker dealer to execute each particular transaction, the advisors and Sub-Advisor will take the following into consideration: the best net price available; the reliability, integrity and financial condition of the broker dealer; the size of and difficulty in executing the order; and the value of the expected contribution of the broker dealer to the investment performance of the applicable Fund on a continuing basis. Accordingly, the price to a Fund in any transaction may be less favorable than that available from another broker dealer if the difference is reasonably justified by other aspects of the portfolio trade execution services offered. Subject to such policies as the Board may determine, the applicable advisor or Sub-Advisor shall not be deemed to have acted unlawfully or to have breached any duty solely by reason of its having caused such Fund to pay a broker or dealer that provides brokerage or research services to the applicable advisor or Sub-Advisor an amount of commission for effecting a portfolio transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the advisor or Sub-Advisor determined in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the advisor’s or Sub-Advisor’s overall responsibilities with respect to the Trust or other accounts for which such advisor or the Sub-Advisor has investment discretion. The applicable advisor or Sub-

Advisor is further authorized to allocate the orders placed by it on behalf of the applicable Fund to such brokers or dealers who also provide research or statistical material, or other services, to the Trust, either advisor, the Sub-Advisor or any affiliate of the foregoing. Such allocation shall be in such amounts and proportions as the advisors and Sub-Advisor shall determine and the advisors and Sub-Advisor shall report on such allocations regularly to the Board, indicating the broker dealers to whom such allocations have been made and the basis therefore.

During the most recent fiscal year, no Fund or advisor of a Fund has directed that Fund’s brokerage transactions to a broker because of research services provided. During the most recent fiscal year, no Fund has acquired securities of its regular brokers or dealers or of their parents.

Brokerage Commissions

The Fund is newly organized and as of the date of this SAI has had no operations.

NET ASSET VALUE

The NAV of each Fund will be determined as of the close of regular trading (normally, 4:00 P.M. Eastern Time) on each day the New York Stock Exchange (the “NYSE”) is open for trading. The NYSE is open for trading Monday through Friday except New Year’s Day, Dr. Martin Luther King, Jr. Day, Washington’s Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Additionally, if any of the aforementioned holidays falls on a Saturday, the NYSE will not be open for trading on the preceding Friday and when any such holiday falls on a Sunday, the NYSE will not be open for trading on the succeeding Monday, unless unusual business conditions exist, such as the ending of a monthly or the yearly accounting period.

Each Fund’s NAV is equal to the quotient obtained by dividing the value of its net assets (its assets less its liabilities) by the number of shares outstanding.

In determining the NAV of a Fund’s shares, securities that are listed on a national securities exchange (other than The Nasdaq OMX Group, Inc., referred to as NASDAQ) are valued at the last sale price on the day the valuation is made. Securities that are traded on NASDAQ under one of its three listing tiers, NASDAQ Global Select Market, NASDAQ Global Market and NASDAQ Capital Market, are valued at the Nasdaq Official Closing Price. Securities price information on listed stocks is taken from the exchange where the security is primarily traded. Securities which are listed on an exchange but which are not traded on the valuation date are valued at the most recent bid price. Unlisted securities held by a Fund are valued at the average of the quoted bid and asked prices in the OTC market.

Securities and other assets for which market quotations are not readily available are valued by appraisal at their fair value as determined in good faith by the portfolio manager under procedures established by and under the general supervision and responsibility of the Board. However, the Board may from time to time utilize a valuation method other than amortized cost when appropriate, for example, when the creditworthiness of the issuer is impaired or for other reasons. Short-term investments which mature in less than 60 days are valued at amortized cost (unless the Board determines that this method does not represent fair value), if their original maturity was 60 days or less, or by amortizing the value as of the 61st day prior to maturity, if their original term to maturity exceeded 60 days. Other types of securities that a Fund may hold for which fair value pricing might be required include, but are not limited to: (a) illiquid securities, including “restricted” securities and private placements for which there is no public market; (b) options not traded on a securities exchange; (c) securities of an issuer that has entered into a restructuring; (d) securities whose trading has been halted or suspended, as permitted by the Securities and Exchange Commission; (e) foreign securities, if an event or development has occurred subsequent to the close of the foreign market and prior to the close of regular trading on the NYSE that would materially affect the value of the security; and (f) fixed income securities that have gone into default and for which there is not a current market value quotation. Further, if events occur that materially affect the value of a security between the time trading ends on that particular security and the close of the normal trading session of the NYSE, the affected Fund may value the security at its fair value. Valuing securities at fair value involves greater reliance on judgment than securities that have readily available market quotations. There can be no assurance that a Fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which such Fund determines its NAV per share.

Each Fund reserve the right to suspend or postpone redemptions during any period when: (a) trading on the NYSE is restricted, as determined by the SEC, or the NYSE is closed for other than customary weekend and holiday closings; (b) the SEC has granted an order to such Fund permitting such suspension; or (c) an emergency, as determined by the SEC, exists, making disposal of portfolio securities or valuation of net assets of such Fund not reasonably practicable.

BOOK ENTRY ONLY SYSTEM

The Depository Trust Company (“DTC”) acts as securities depository for the Shares.  The Shares of the Fund are represented by global securities registered in the name of DTC or its nominee and deposited with, or on behalf of, DTC.  Except as provided below, certificates are not issued for Shares.

DTC has advised the Trust as follows: DTC, the world’s largest securities depository, is a limited-purpose trust company organized under the New York Banking Law, a member of the Federal Reserve System, a “clearing corporation” within the meaning of the New York Uniform Commercial Code and a “clearing agency” registered pursuant to the provisions of Section 17A of the Exchange Act. DTC holds and provides asset servicing for over 3.5 million issues of U.S. and non-U.S. equity issues, corporate and municipal debt issues and money market instruments (from over 100 countries).  DTC was created to hold securities of its participants (“DTC Participants”) and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic computerized book-entry transfers and pledges in accounts of DTC Participants, thereby eliminating the need for physical movement of securities certificates.  DTC Participants include both U.S. and non-U.S. securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations.  DTC is a wholly-owned subsidiary of The Depository Trust & Clearing Corporation (“DTCC”).  DTCC is the holding company for DTC, the NSCC and Fixed Income Clearing Corporation, all of which are registered clearing agencies.  DTCC is owned by the users of its regulated subsidiaries. More specifically, DTCC is owned by a number of its DTC Participants and by the New York Stock Exchange, Inc., the NYSE Alternext US (formerly known as the American Stock Exchange LLC) (“Alternext”) and FINRA.

Access to the DTC system is also available to others such as both U.S. and non-U.S. securities brokers and dealers, banks, trust companies and clearing corporations that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (“Indirect Participants”). DTC agrees with and represents to DTC Participants that it administers its book-entry system in accordance with its rules and bylaws and requirements of law. Beneficial ownership of Shares is limited to DTC Participants, Indirect Participants and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in Shares (owners of such beneficial interests are referred to herein as “Beneficial Owners”) is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners receive from or through DTC Participant a written confirmation relating to their purchase of Shares. The laws of some jurisdictions may require that certain purchasers of securities take physical delivery of such securities in definitive form. Such laws may impair the ability of certain investors to acquire beneficial interests in Shares.

Beneficial Owners of Shares are not be entitled to have Shares registered in their names, do not receive or are entitled to receive physical delivery of certificates in definitive form and are not considered the registered holders of the Shares. Accordingly, each Beneficial Owner must rely on the procedures of DTC, DTC Participants and any Indirect Participants through which such Beneficial Owner holds its interests in order to exercise any rights of a holder of Shares. The Trust understands that under existing industry practice, in the event the Trust requests any action of holders of Shares, or a Beneficial Owner desires to take any action that DTC, as the record owner of all outstanding Shares, is entitled to take, DTC would authorize the DTC Participants to take such action and that the DTC Participants would authorize the Indirect Participants and Beneficial Owners acting through such DTC Participants to take such action and would otherwise act upon the instructions of Beneficial Owners owning through them. DTC, through its nominee Cede & Co., is the record owner of all outstanding Shares.

Conveyance of all notices, statements and other communications to Beneficial Owners are effected as follows. DTC makes available to the Trust upon request and for a fee to be charged to the Trust a listing of Shares holdings of each DTC Participant. The Trust shall inquire of each such DTC Participant as to the number of Beneficial Owners holding Shares, directly or indirectly, through such DTC Participant. The Trust shall provide each such DTC Participant with copies of such notice, statement or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial Owners. In addition, the Trust shall pay to each such DTC Participant a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements. Beneficial Owners may wish to take certain steps to augment the transmission to them of notices of significant events with respect to Shares by providing their names and addresses to the DTC registrar and request that copies of notices be provided directly to them.

Distributions of Shares shall be made to DTC or its nominee, Cede & Co., as the registered holder of all Shares. DTC or its nominee, upon receipt of any such distributions, shall immediately credit DTC Participants’ accounts with payments in amounts proportionate to their respective beneficial interests in Shares as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of Shares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a “street name,” and will be the responsibility of such DTC Participants. The Trust has no responsibility or liability for any aspects of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in such Shares, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants.

DTC may determine to discontinue providing its service with respect to Shares at any time by giving reasonable notice to the Trust and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Trust shall take action either to find a replacement for DTC to perform its functions at a comparable cost or, if such a replacement is unavailable, to issue and deliver printed certificates representing ownership of Shares, unless the Trust makes other arrangements with respect thereto satisfactory to the Alternext.

DTC rules applicable to DTC Participants are on file with the SEC. More information about DTC can be found at www.dtcc.com and www.dtc.org.

PURCHASE AND REDEMPTION OF CREATION UNITS

Creation

The Trust issues and sells Shares of the Fund only in Creation Units on a continuous basis on any Business Day (as defined below) through the Distributor at the Shares’ NAV next determined after receipt of an order in proper form. The Distributor processes purchase orders only on a day that the Exchange is open for trading (a “Business Day”). The Exchange is open for trading Monday through Friday except for the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Deposit of Securities and Deposit or Delivery of Cash

The consideration for purchase of Creation Units of the Fund generally consists of the Deposit Securities for each Creation Unit constituting a substantial replication, or representation, of the securities included in the Fund’s portfolio as selected by the Advisor (“Fund Securities”) and the Cash Component computed as described below. Together, the Deposit Securities and the Cash Component constitute the “Fund Deposit,” which represents the minimum investment amount for a Creation Unit of the Fund.

The Cash Component serves to compensate the Trust or the Authorized Participant (as defined below), as applicable, for any differences between the NAV per Creation Unit and the Deposit Amount (as defined below). The Cash Component is an amount equal to the difference between the NAV of the Fund Shares (per Creation Unit) and the “Deposit Amount,” an amount equal to the market value of the Deposit Securities. If the Cash Component is a positive number (i.e., the NAV per Creation Unit exceeds the Deposit Amount), the Authorized Participant shall deliver the Cash Component. If the Cash Component is a negative number (i.e., the NAV per Creation Unit is less than the Deposit Amount), the Authorized Participant shall receive the Cash Component.

The Custodian through NSCC, makes available on each Business Day, prior to the opening of business on the Exchange (currently 9:30 a.m. New York time), the list of the name and the required number of shares of each Deposit Security to be included in the current Fund Deposit (based on information at the end of the previous Business Day) for the Fund. This Fund Deposit is applicable, subject to any adjustments as described below, to orders to effect creations of Creation Units of the Fund until such time as the next-announced composition of the Deposit Securities is made available.

The identity and number of shares of the Deposit Securities required for the Fund Deposit for the Fund changes as rebalancing adjustments and corporate action events are reflected within the Fund from time to time by the Advisor, with a view to the investment objective of the Fund. In addition, the Trust reserves the right to permit the substitution of an amount of cash (i.e., a “cash in lieu” amount to be added to the Cash Component to replace any Deposit Security that may not be available in sufficient quantity for delivery or that may not be eligible for transfer through the systems of DTC or the Clearing Process (discussed below), or which might not be eligible for trading by an Authorized Participant or the investor for which it is acting or other relevant reason.

In addition to the list of names and number of securities constituting the current Deposit Securities of the Fund Deposit, the Custodian, through the NSCC, also makes available on each Business Day the estimated Cash Component, effective through and including the previous Business Day, per outstanding Creation Unit of the Fund.

Purchases of Creation Units principally or in part for cash, if permitted, shall be effected in essentially the same manner as in-kind purchases of Creation Units of the Fund. In the case of a cash purchase, the Authorized Participant must pay the Fund Deposit entirely or in part in cash. The Authorized Participant placing a cash creation order shall be responsible for the Fund’s brokerage and other transaction costs associated with using the cash to purchase the Deposit Securities of the Fund, in addition to the creation transaction fee for such Fund.

Procedures for Creation of Creation Units

All orders to create Creation Units must be placed with the Distributor either: (1) through Continuous Net Settlement System of the NSCC (“Clearing Process”), a clearing agency that is registered with the SEC, by a “Participating Party,” (i.e., a broker-dealer or other participant in the Clearing Process); or (2) outside the Clearing Process by a DTC Participant. In each case, the Participating Party or the DTC Participant must have executed an agreement with the Distributor with respect to creations and redemptions of Creation Units (a “Participant Agreement”); such parties are collectively referred to as “APs” or “Authorized Participants.” Investors should contact the Distributor for the names of Authorized Participants. All Fund Shares, whether created through or outside the Clearing Process, are entered on the records of DTC in the name of Cede & Co. for the account of a DTC Participant.

The Distributor processes orders to purchase Creation Units received by U.S. mail, telephone, facsimile and other electronic means of communication by the closing time of the regular trading session on the Exchange (“Closing Time”) (normally 4:00 p.m. New York time), as long as they are in proper form. Mail is received periodically throughout the day. An order sent by U.S. mail is opened and time stamped when it is received. If an order to purchase Creation Units is received in proper form by Closing Time, then it will be processed that day. Purchase orders received in proper form after Closing Time will be processed on the following Business Day and will be priced at the NAV determined on that day. Custom orders must be received by the Distributor no later than 3:00 p.m. New York time on the trade date. A custom order may be placed by an Authorized Participant in the event that the Trust permits the substitution of an amount of cash to be added to the Cash Component to replace any Deposit Security which may not be available in sufficient quantity for delivery or which may not be eligible for trading by such Authorized Participant or the investor for which it is acting or other relevant reason. The date on which an order to create Creation Units (or an order to redeem Creation Units, as discussed below) is placed is referred to as the “Transmittal Date.” Orders must be transmitted by an Authorized Participant by telephone or other transmission method acceptable to the Distributor pursuant to procedures set forth in the Participant Agreement, as described below.

All orders to create Creation Units from investors who are not Authorized Participants shall be placed with an Authorized Participant in the form required by such Authorized Participant. In addition, the Authorized Participant may request the investor to make certain representations or enter into agreements with respect to the order, e.g., to provide for payments of cash, when required. Investors should be aware that their particular broker may not have executed a Participant Agreement and, therefore, orders to create Creation Units of the Fund have to be placed by the investor’s broker through an Authorized Participant that has executed a Participant Agreement. In such cases there may be additional charges to such investor. At any given time, there may be only a limited number of broker-dealers that have executed a Participant Agreement.

Those placing orders for Creation Units through the Clearing Process should afford sufficient time to permit proper submission of the order to the Distributor prior to the Closing Time on the Transmittal Date. Orders for Creation Units that are effected outside the Clearing Process are likely to require transmittal by the DTC Participant earlier on the Transmittal Date than orders effected using the Clearing Process. Those persons placing orders outside the Clearing Process should ascertain the deadlines applicable to DTC and the Federal Reserve Bank wire system by contacting the operations department of the broker or depository institution effectuating such transfer of the Fund Deposit.

Placement of Creation Orders Through the Clearing Process

The Clearing Process is the process of creating or redeeming Creation Units through the Continuous Net Settlement System of NSCC. Fund Deposits made through the Clearing Process must be delivered through a Participating Party that has executed a Participant Agreement. The Participant Agreement authorizes the Distributor to transmit through the Custodian to NSCC, on behalf of the Participating Party, such trade instructions as are necessary to effect the Participating Party’s creation order. Pursuant to such trade instructions to NSCC, the Participating Party agrees to deliver the Fund Deposit to the Trust, together with such additional information as may be required by the Distributor. An order to create Creation Units through the Clearing Process is deemed received by the Distributor on the Transmittal Date if: (1) such order is received by the Distributor not later than the Closing Time on such Transmittal Date; and (2) all other procedures set forth in the Participant Agreement are properly followed.

Placement of Creation Orders Outside Clearing Process

Fund Deposits made outside the Clearing Process must be delivered through a DTC Participant that has executed a Participant Agreement. A DTC Participant who wishes to place an order creating Creation Units to be effected outside the Clearing Process does not need to be a Participating Party, but such orders must state that the DTC Participant is not using the Clearing Process and that the creation of Creation Units will instead be effected through a transfer of securities and cash directly through DTC. The Fund Deposit transfer must be ordered by the DTC Participant on the Transmittal Date in a timely fashion so as to ensure the delivery of the requisite number of Deposit Securities through DTC to the account of the Fund by no later than 11:00 a.m. New York time on the next Business Day following the Transmittal Date (“DTC Cut-Off-Time”).

All questions as to the number of Deposit Securities to be delivered, and the validity, form and eligibility (including time of receipt) for the deposit of any tendered securities, will be determined by the Trust, whose determination shall be final and binding. The amount of cash equal to the Cash Component must be transferred directly to the Custodian through the Federal Reserve Bank wire transfer system in a timely manner so as to be received by the Custodian no later than 2:00 p.m. New York time on the next Business Day following the Transmittal Date. An order to create Creation Units outside the Clearing Process is deemed received by the Distributor on the Transmittal Date if: (1) such order is received by the Distributor not later than the Closing Time on such Transmittal Date; and (2) all other procedures set forth in the Participant Agreement are properly followed. However, if the Custodian does not receive both the required Deposit Securities and the Cash Component by 11:00 a.m. and 2:00 p.m., respectively, on the next Business Day following the Transmittal Date, such order will be canceled. Upon written notice to the Distributor, such canceled order may be resubmitted the following Business Day using the Fund Deposit as newly constituted to reflect the then-current Deposit Securities and Cash Component. The delivery of Creation Units so created will occur no later than the third Business Day following the day on which the purchase order is deemed received by the Distributor.

Additional transaction costs may be borne by Authorized Participants with respect to transactions effected through a DTC participant outside the Clearing Process and in the limited circumstances in which any cash can be used in lieu of Deposit Securities to create Creation Units.

Acceptance of Orders for Creation Units

The Trust reserves the absolute right to reject a creation order transmitted to it by the Distributor if: (1) the order is not in proper form; (2) the investor(s), upon obtaining the Fund Shares ordered, would own 80% or more of the currently outstanding Shares of the Fund; (3) the Deposit Securities delivered are not as disseminated for that date by the Custodian, as described above; (4) acceptance of the Deposit Securities would have certain adverse tax consequences to the Fund; (5) acceptance of the Fund Deposit would, in the opinion of counsel, be unlawful; (6) acceptance of the Fund Deposit would otherwise, in the discretion of the Trust or the Advisor, have an adverse effect on the Trust or the rights of beneficial owners; or (7) there exist circumstances outside the control of the Trust, the Custodian, the Distributor and the Advisor that make it for all practical purposes impossible to process creation orders. Examples of such circumstances include acts of God; public service or utility problems such as fires, floods, extreme weather conditions and power outages resulting in telephone, telecopy and computer failures; market conditions or activities causing trading halts; systems failures involving computer or other information systems affecting the Trust, the Advisor, the Distributor, DTC, NSCC, the Custodian or sub-custodian or any other participant in the creation process and similar extraordinary events. The Distributor shall notify a prospective creator of a Creation Unit and/or the Authorized Participant acting on behalf of such prospective creator of its rejection of the order. The Trust, the Custodian, any sub-custodian and the Distributor are under no duty, however, to give notification of any defects or irregularities in the delivery of Fund Deposits nor shall any of them incur any liability for the failure to give any such notification. All questions as to the number of shares of each security in the Deposit Securities and the validity, form, eligibility and acceptance for deposit of any securities to be delivered shall be determined by the Trust and the Trust’s determination shall be final and binding.

Creation Transaction Fee

Authorized Participants will be required to pay a fixed transaction fee (“Creation Transaction Fee”) of $[_____] for each creation order which represents the maximum transaction fee. Authorized Participants placing a creation order in whole or in part in cash will also be responsible for the Trust’s brokerage and other transaction costs associated with using cash to purchase the requisite Deposit Securities. Investors are responsible for the costs of transferring the securities constituting the Deposit Securities to the account of the Trust.

Redemption

The process to redeem Creation Units is essentially the reverse of the process by which Creation Units are created, as described above. To redeem Shares directly from the Fund, an investor must be an Authorized Participant or must redeem through an Authorized Participant. The Trust redeems Creation Units on a continuous basis on any Business Day through the Distributor at the Shares’ NAV next determined after receipt of an order in proper form. The Fund will not redeem Shares in amounts less than Creation Units. Authorized Participants must accumulate enough Shares in the secondary market to constitute a Creation Unit in order to have such Shares redeemed by the Trust. There can be no assurance, however, that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit.

With respect to the Fund, the Custodian, through NSCC, makes available prior to the opening of business on the Exchange (currently 9:30 a.m. New York time) on each Business Day, the identity of the Fund Securities that will be applicable (subject to possible amendment or correction) to redemption requests received in proper form (as described below) on that day. Fund Securities received on redemption may not be identical to Deposit Securities that are applicable to creations of Creation Units. Unless cash redemptions are available or specified for the Fund, the redemption proceeds for a Creation Unit generally consist of Fund Securities — as announced on the Business Day the request for redemption is received in proper form — plus or minus cash in an amount equal to the difference between the NAV of the Fund Shares being redeemed, as next determined after a receipt of a redemption request in proper form, and the value of the Fund Securities (“Cash Redemption Amount”), less a redemption transaction fee.

The right of redemption may be suspended or the date of payment postponed: (1) for any period during which the Exchange is closed (other than customary weekend and holiday closings); (2) for any period during which trading on the Exchange is suspended or restricted; (3) for any period during which an emergency exists as a result of which disposal of the Fund’s portfolio securities or determination of the Fund’s NAV is not reasonably practicable; or (4) in such other circumstances as is permitted by the SEC.

Placement of Redemption Orders Through the Clearing Process

Orders to redeem Creation Units through the Clearing Process must be delivered through an Authorized Participant that has executed a Participant Agreement. Investors other than Authorized Participants are responsible for making arrangements with an Authorized Participant for an order to redeem. An order to redeem Creation Units is deemed received by the Trust on the Transmittal Date if: (1) such order is received by the Distributor not later than Closing Time on such Transmittal Date; and (2) all other procedures set forth in the Participant Agreement are properly followed. Such order will be effected based on the NAV of the Fund as next determined. An order to redeem Creation Units using the Clearing Process made in proper form but received by the Distributor after Closing Time will be deemed received on the next Business Day immediately following the Transmittal Date and will be effected at the NAV determined on such next Business Day. The requisite Fund Securities and the Cash Redemption Amount will be transferred by the third NSCC business day following the date on which such request for redemption is deemed received.

Placement of Redemption Orders Outside Clearing Process

Orders to redeem Creation Units outside the Clearing Process must be delivered through a DTC Participant that has executed the Participant Agreement. A DTC Participant who wishes to place an order for redemption of Creation Units to be effected outside the Clearing Process does not need to be a Participating Party, but such orders must state that the DTC Participant is not using the Clearing Process and that redemption of Creation Units will instead be effected through transfer of Fund Shares directly through DTC. An order to redeem Creation Units outside the Clearing Process is deemed received by the Distributor on the Transmittal Date if: (1) such order is received by the Distributor not later than Closing Time on such Transmittal Date; (2) such order is accompanied or followed by the requisite number of Fund Shares, which delivery must be made through DTC to the Custodian no later than the DTC Cut-Off-Time, and the Cash Redemption Amount, if owed to the Fund, which delivery must be made by 2:00 p.m. New York time; and (3) all other procedures set forth in the Participant Agreement are properly followed. After the Distributor receives an order for redemption outside the Clearing Process, the Distributor will initiate procedures to transfer the requisite Fund Securities which are expected to be delivered and the Cash Redemption Amount, if any, by the third Business Day following the Transmittal Date.

The calculation of the value of the Fund Securities and the Cash Redemption Amount to be delivered or received upon redemption (by the Authorized Participant or the Trust, as applicable) will be made by the Custodian according to the procedures set forth the section of this SAI entitled “Net Asset Value” computed on the Business Day on which a redemption order is deemed received by the Distributor. Therefore, if a redemption order in proper form is submitted to the Distributor by a DTC Participant not later than Closing Time on the Transmittal Date, and the requisite number of Shares of the Fund are delivered to the Custodian prior to the DTC Cut-Off-Time, then the value of the Fund Securities and the Cash Redemption Amount to be delivered or received (by the Authorized Participant or the Trust, as applicable) will be determined by the Custodian on such Transmittal Date. If, however, either: (1) the requisite number of Shares of the Fund are not delivered by the DTC Cut-Off-Time, as described above; or (2) the redemption order is not submitted in proper form, then the redemption order will not be deemed received as of the Transmittal Date. In such case, the value of the Fund Securities and the Cash Redemption Amount to be delivered or received will be computed on the Business Day following the Transmittal Date provided that the Fund Shares of the Fund are delivered through DTC to the Custodian by 11:00 a.m. New York time the following Business Day pursuant to a properly submitted redemption order.

If it is not possible to effect deliveries of the Fund Securities, the Trust may in its discretion exercise its option to redeem Fund Shares in cash, and the redeeming Authorized Participant will be required to receive its redemption proceeds in cash. In addition, an investor may request a redemption in cash that the Trust may, in its sole discretion, permit. In either case, the investor will receive a cash payment equal to the NAV of its Fund Shares based on the NAV of Shares of the relevant Fund next determined after the redemption request is received in proper form (minus a transaction fee which will include an additional charge for cash redemptions to offset the Fund’s brokerage and other transaction costs associated with the disposition of Fund Securities). The Fund may also, in its sole discretion, upon request of a shareholder, provide such redeemer a portfolio of securities that differs from the exact composition of the Fund Securities, or cash in lieu of some securities added to the Cash Redemption Amount, but in no event will the total value of the securities delivered and the cash transmitted differ from the NAV. Redemptions of Fund Shares for Fund Securities will be subject to compliance with applicable federal and state securities laws and the Fund (whether or not it otherwise permits cash redemptions) reserves the right to redeem Creation Units for cash to the extent that the Trust could not lawfully deliver specific Fund Securities upon redemptions or could not do so without first registering the Fund Securities under such laws. An Authorized Participant or an investor for which it is acting that is subject to a legal restriction with respect to a particular security included in the Fund Securities applicable to the redemption of a Creation Unit may be paid an equivalent amount of cash. The Authorized Participant may request the redeeming Beneficial Owner of the Fund Shares to complete an order form or to enter into agreements with respect to such matters as compensating cash payment, beneficial ownership of shares or delivery instructions.

Redemption Transaction Fee

Authorized Participants will be required to pay a fixed transaction fee (“Redemption Transaction Fee”) of $[____] for each redemption order, which represents the maximum transaction fee.

Authorized Participants will also bear the costs of transferring the Fund Securities from the Trust to their account or on their order.

Cash Creations and Redemptions

The Trust reserves the right to offer a “cash” option for creations or redemptions of all Fund Shares, although it has no current intention of doing so for the Fund. A cash creation would involve the delivery of cash in lieu of some or all Deposit Securities for such creation order. In each instance of such cash creations, Authorized Participants placing creation orders will be responsible for Trust brokerage and other transaction costs associated with using cash to purchase the requisite Deposit Securities. Authorized Participants will also be charged the Creation Transaction Fee or Redemption Transaction Fee. In all cases, such fees will be limited in accordance with the requirements of the SEC applicable to management investment companies offering redeemable securities.

CONTINUOUS OFFERING

The method by which Creation Units are created and traded may raise certain issues under applicable securities laws. Because new Creation Units are issued and sold by the Trust on an ongoing basis, at any point a “distribution,” as such term is used in the Securities Act, may occur. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery and liability provisions of the Securities Act.

For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing an order with the Distributor, breaks them down into constituent Shares, and sells such Shares directly to customers, or if it chooses to couple the creation of a supply of new Shares with an active selling effort involving solicitation of secondary market demand for Shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to a categorization as an underwriter.

Broker-dealers who are not “underwriters” but are participating in a distribution (as contrasted to ordinary secondary trading transactions), and thus dealing with Shares that are part of an “unsold allotment” within the meaning of Section 4(3)(C) of the Securities Act, would be unable to take advantage of the prospectus-delivery exemption provided by Section 4(3) of the Securities Act. This is because the prospectus delivery exemption in Section 4(3) of the Securities Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. As a result, broker-dealer firms should note that dealers who are not underwriters but are participating in a distribution (as contrasted with ordinary secondary market transactions) and thus dealing with the Shares that are part of an over-allotment within the meaning of Section 4(3)(A) of the Securities Act would be unable to take advantage of the prospectus delivery exemption provided by Section 4(3) of the Securities Act. Firms that incur a prospectus delivery obligation with respect to Shares are reminded that, under Rule 153 of the Securities Act, a prospectus delivery obligation under Section 5(b)(2) of the Securities Act owed to an exchange member in connection with a sale on the Exchange is satisfied by the fact that the prospectus is available at the Exchange upon request. The prospectus delivery mechanism provided in Rule 153 is only available with respect to transactions on an exchange.

INDICATIVE INTRA-DAY VALUE

The approximate value of the Fund’s investments on a per-Share basis, the “Indicative Intra-Day Value” or “IIV”, is disseminated by the Exchange every 15 seconds during hours of trading on the Exchange. The IIV should not be viewed as a “real-time” update of NAV because the IIV will be calculated by an independent third party calculator and may not be calculated in the exact same manner as NAV, which is computed daily.

The Exchange calculates the IIV during hours of trading on the Exchange by dividing the “Estimated Fund Value” as of the time of the calculation by the total number of outstanding Shares. “Estimated Fund Value” is the sum of the estimated amount of cash held in the Fund’s portfolio, the estimated amount of accrued interest owing to the Fund and the estimated value of the securities held in the Fund’s portfolio, minus the estimated amount of liabilities. The IIV will be calculated based on the same portfolio holdings disclosed on the Fund’s website. In determining the estimated value for each of the component securities, the IIV will use last sale, market prices or other methods that would be considered appropriate for pricing equity securities held by registered investment companies.

Although the Fund provides the independent third party calculator with information to calculate the IIV, the Fund is not involved in the actual calculation of the IIV and is not responsible for the calculation or dissemination of the IIV. The Fund makes no warranty as to the accuracy of the IIV.

DIVIDENDS AND DISTRIBUTIONS

General Policies

Dividends from net investment income are declared and paid at least annually by the Fund. Distributions of net realized capital gains, if any, generally are declared and paid once a year, but the Trust may make distributions on a more frequent basis for the Fund to improve its Underlying Index tracking or to comply with the distribution requirements of the Code, in all events in a manner consistent with the provisions of the 1940 Act. In addition, the Trust may distribute at least annually amounts representing the full dividend yield on the underlying Portfolio Securities of the Fund, net of expenses of the Fund, as if the Fund owned such underlying Portfolio Securities for the entire dividend period in which case some portion of each distribution may result in a return of capital for tax purposes for certain shareholders.

Dividends and other distributions on Shares are distributed, as described below, on a pro rata basis to Beneficial Owners of such Shares. Dividend payments are made through DTC Participants and Indirect Participants to Beneficial Owners then of record with proceeds received from the Trust. The Trust makes additional distributions to the minimum extent necessary (i) to distribute the entire annual taxable income of the Trust, plus any net capital gains and (ii) to avoid imposition of the excise tax imposed by Section 4982 of the Code. Management of the Trust reserves the right to declare special dividends if, in its reasonable discretion, such action is necessary or advisable to preserve the status of the Fund as a “regulated investment company” (a “RIC”) or to avoid imposition of income or excise taxes on undistributed income.

Dividend Reinvestment Service

No reinvestment service is provided by the Trust. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by Beneficial Owners of the Fund through DTC Participants for reinvestment of their dividend distributions. If this service is used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole Shares of the Fund. Beneficial Owners should contact their broker to determine the availability and costs of the service and the details of participation therein. Brokers may require Beneficial Owners to adhere to specific procedures and timetables.

INACTIVE ACCOUNTS

It is the responsibility of a shareholder to ensure that the shareholder maintains a correct address for the shareholder’s account(s), as a shareholder’s account(s) may be transferred to the shareholder’s state of residence if no activity occurs within the shareholder’s account during the “inactivity period” specified in the applicable state’s abandoned property laws.  Specifically, an incorrect address may cause a shareholder’s account statements and other mailings to be returned to the Funds.  Upon receiving returned mail, the Funds will attempt to locate the shareholder or rightful owner of the account.  If the Funds are unable to locate the shareholder, then they will determine whether the shareholder’s  account has legally been abandoned.  The Funds are legally obligated to escheat (or transfer) abandoned property to the appropriate state’s unclaimed property administrator in accordance with statutory requirements.  The shareholder’s last known address of record determines which state has jurisdiction.  Interest or income is not earned on redemption or distribution checks sent to you during the time the check remained uncashed.

ALLOCATION OF INVESTMENT OPPORTUNITIES

Although the Funds have differing investment objectives, there will be times when certain securities will be eligible for purchase by multiple Funds or will be contained in the portfolios of multiple Funds.  Although securities of a particular company may be eligible for purchase by the Funds, an advisor may determine at any particular time to purchase a security for one Fund, but not the another, based on each Fund’s investment objective and in a manner that is consistent with the applicable advisor’s fiduciary duties under federal and state law to act in the best interests of each Fund.

There may also be times when a given investment opportunity is appropriate for some, or all, of an advisor’s other client accounts. It is the policy and practice of both advisors not to favor or disfavor consistently or consciously any client or class of clients in the allocation of investment opportunities, so that to the extent practical, such opportunities will be allocated among clients, including the Funds, over a period of time on a fair and equitable basis.

If an advisor determines that a particular investment is appropriate for more than one client account, the advisor may aggregate securities transactions for those client accounts (“block trades”).  To ensure that no client account is disadvantaged as a result of such aggregation, both advisors have adopted policies and procedures to ensure that they do not aggregate securities transactions for client accounts unless they believe that aggregation is consistent with their duty to seek best execution for client accounts and is consistent with the applicable agreements of the client accounts for which the advisor aggregates securities transactions.  No client account is favored over any other client account in block trades, and each client account that participates in block trades participates at the average share price for all transactions in the security for which that aggregated order is placed on the day that such aggregated order is placed.  Subject to minimum ticket charges, transaction costs are shared in proportion to client accounts’ participation.

It is both advisors general policy not to purchase a security in one Fund while simultaneously selling it in another Fund. However, there may be circumstances outside of an advisor’s control that require the purchase of a security in one portfolio and a sale in the other. For example, when one Fund experiences substantial cash inflows while another Fund experiences substantial cash outflows, an advisor may be required to buy securities to maintain a fully invested position in one Fund, while selling securities in another Fund to meet shareholder redemptions. In such circumstances, a Fund may acquire assets from another Fund that are otherwise qualified investments for the acquiring Fund, so long as no Fund bears any markup or spread, and no commission, fee or other remuneration is paid in connection with the acquisition, and the acquisition complies with Section 17(a) of the 1940 Act and Rule 17a-7 thereunder. If the purchase and sale are not effected pursuant to Rule 17a-7, then the purchase and/or sale of a security common to both portfolios may result in a higher price being paid by a Fund in the case of a purchase than would otherwise have been paid, or a lower price being received by a Fund in the case of a sale than would otherwise have been received, as a result of a Fund’s transactions affecting the market for such security. In any event, the Funds management believes that under normal circumstances such events will have a minimal impact on a Fund’s per share NAV and its subsequent long-term investment return.

TAXES

This section summarizes some of the main U.S. federal income tax consequences of owning Shares of the Fund. This section is current as of the date of the Prospectus. Tax laws and interpretations change frequently, and these summaries do not describe all of the tax consequences to all taxpayers. For example, these summaries generally do not describe your situation if you are a corporation, a non-U.S. person, a broker-dealer, or other investor with special circumstances. In addition, this section does not describe your state, local or foreign tax consequences.

This federal income tax summary is based in part on the advice of counsel to the Fund. The Internal Revenue Service could disagree with any conclusions set forth in this section. In addition, our counsel was not asked to review, and has not reached a conclusion with respect to the federal income tax treatment of the assets to be deposited in the Fund. This may not be sufficient for prospective investors to use for the purpose of avoiding penalties under federal tax law.

As with any investment, prospective investors should seek advice based on their individual circumstances from their own tax advisor.

The Fund intends to qualify annually and to elect to be treated as a regulated investment company under the Internal Revenue Code of 1986, as amended.

To qualify for the favorable U.S. federal income tax treatment generally accorded to regulated investment companies, the Fund must, among other things, (i) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock, securities or foreign currencies or other income derived with respect to its business of investing in such stock, securities or currencies, or net income derived from interests in certain publicly traded partnerships; (ii) diversify its holdings so that, at the end of each quarter of the taxable year, (a) at least 50% of the market value of the Fund’s assets is represented by cash and cash items (including receivables), U.S. government securities, the securities of other regulated investment companies and other securities, with such other securities of any one issuer generally limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund’s total assets and not greater than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of its total assets is invested in the securities (other than U.S. government securities or the securities of other regulated investment companies) of any one issuer, or two or more issuers which the Fund controls which are engaged in the same, similar or related trades or businesses, or the securities of one or more of certain publicly traded partnerships; and (iii) distribute at least 90% of its investment company taxable income (which includes, among other items, dividends, interest and net short-term capital gains in excess of net long-term capital losses) and at least 90% of its net tax-exempt interest income each taxable year. There are certain exceptions for failure to qualify if the failure is for reasonable cause or is de minimis, and certain corrective action is taken and certain tax payments are made by the Fund.

As a regulated investment company, the Fund generally will not be subject to U.S. federal income tax on its investment company taxable income (as that term is defined in the Code, but without regard to the deduction for dividends paid) and net capital gain (the excess of net long-term capital gain over net short-term capital loss), if any, that it distributes to shareholders. The Fund intends to distribute to its shareholders, at least annually, substantially all of its investment company taxable income and net capital gain. If the Fund retains any net capital gain or investment company taxable income, it will generally be subject to federal income tax at regular corporate rates on the amount retained. In addition, amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax unless, generally, the Fund distributes during each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) at least 98.2% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for the one-year period ending October 31 of the calendar year, and (3) any ordinary income and capital gains for previous years that were not distributed during those years. In order to prevent application of the excise tax, the Fund intends to make its distributions in accordance with the calendar year distribution requirement. A distribution will be treated as paid on December 31 of the current calendar year if it is declared by the Fund in October, November or December with a record date in such a month and paid by the Fund during January of the following calendar year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.

Subject to certain reasonable cause and de minimis exceptions, if the Fund failed to qualify as a regulated investment company or failed to satisfy the 90% distribution requirement in any taxable year, the Fund would be taxed as an ordinary corporation on its taxable income (even if such income were distributed to its shareholders) and all distributions out of earnings and profits would be taxed to shareholders as ordinary income.

Distributions

Dividends paid out of the Fund’s investment company taxable income are generally taxable to a shareholder as ordinary income to the extent of the Fund’s earnings and profits, whether paid in cash or reinvested in additional shares. However, certain ordinary income distributions received from the Fund may be taxed at capital gains tax rates. In particular, ordinary income dividends received by an individual shareholder from a regulated investment company such as the Fund are generally taxed at the same rates that apply to net capital gain, provided that certain holding period requirements are satisfied and provided the dividends are attributable to qualifying dividends received by the Fund itself. Dividends received by the Fund from foreign corporations are qualifying dividends eligible for this lower tax rate only in certain circumstances.

The Fund will provide notice to its shareholders of the amount of any distributions that may be taken into account as a dividend, which is eligible for the capital gains tax rates. The Fund cannot make any guarantees as to the amount of any distribution, which will be regarded as a qualifying dividend.

Income from the Fund may also be subject to a 3.8% “Medicare tax.” This tax generally applies to net investment income if the taxpayer’s adjusted gross income exceeds certain threshold amounts, which are $250,000 in the case of married couples filing joint returns and $200,000 in the case of single individuals.

A corporation that owns shares generally will not be entitled to the dividends received deduction with respect to many dividends received from the Fund because the dividends received deduction is generally not available for distributions from regulated investment companies. However, certain ordinary income dividends on shares that are attributable to qualifying dividends received by the Fund from certain domestic corporations may be reported by the Fund as being eligible for the dividends received deduction.

Distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss), if any, properly reported as capital gain dividends are taxable to a shareholder as long-term capital gains, regardless of how long the shareholder has held Fund shares. Shareholders receiving distributions in the form of additional shares, rather than cash, generally will have a cost basis in each such share equal to the value of a share of the Fund on the reinvestment date. A distribution of an amount in excess of the Fund’s current and accumulated earnings and profits will be treated by a shareholder as a return of capital which is applied against and reduces the shareholder’s basis in his or her shares. To the extent that the amount of any such distribution exceeds the shareholder’s basis in his or her shares, the excess will be treated by the shareholder as gain from a sale or exchange of the shares.

Shareholders will be notified annually as to the U.S. federal income tax status of distributions, and shareholders receiving distributions in the form of additional shares will receive a report as to the value of those shares.

Sale or Exchange of Fund Shares

Upon the sale or other disposition of shares of the Fund, which a shareholder holds as a capital asset, such a shareholder may realize a capital gain or loss, which will be long-term or short-term, depending upon the shareholder’s holding period for the shares. Generally, a shareholder’s gain or loss will be a long-term gain or loss if the shares have been held for more than one year.

Any loss realized on a sale or exchange will be disallowed to the extent that shares disposed of are replaced (including through reinvestment of dividends) within a period of 61 days beginning 30 days before and ending 30 days after disposition of shares or to the extent that the shareholder, during such period, acquires or enters into an option or contract to acquire, substantially identical stock or securities. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on a disposition of Fund shares held by the shareholder for six months or less will be treated as a long-term capital loss to the extent of any distributions of long-term capital gain received by the shareholder with respect to such shares.

Taxes on Purchase and Redemption of Creation Units

If a shareholder exchanges securities for Creation Units the shareholder will generally recognize a gain or a loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time and the shareholder’s aggregate basis in the securities surrendered and the Cash Component paid. If a shareholder exchanges Creation Units for securities, then the shareholder will generally recognize a gain or loss equal to the difference between the shareholder’s basis in the Creation Units and the aggregate market value of the securities received and the Cash Redemption Amount. The Internal Revenue Service, however, may assert that a loss realized upon an exchange of securities for Creation Units or Creation Units for securities cannot be deducted currently under the rules governing “wash sales,” or on the basis that there has been no significant change in economic position.

Nature of Fund Investments

Certain of the Fund’s investment practices are subject to special and complex federal income tax provisions that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions; (ii) convert lower taxed long-term capital gain into higher taxed short-term capital gain or ordinary income; (iii) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited); (iv) cause the Fund to recognize income or gain without a corresponding receipt of cash; (v) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur; and (vi) adversely alter the characterization of certain complex financial transactions.

Investments in Certain Foreign Corporations

If the Fund holds an equity interest in any “passive foreign investment companies” (“PFICs”), which are generally certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties or capital gains) or that hold at least 50% of their assets in investments producing such passive income, the Fund could be subject to U.S. federal income tax and additional interest charges on gains and certain distributions with respect to those equity interests, even if all the income or gain is timely distributed to its shareholders. The Fund will not be able to pass through to its shareholders any credit or deduction for such taxes. The Fund may be able to make an election that could ameliorate these adverse tax consequences. In this case, the Fund would recognize as ordinary income any increase in the value of such PFIC shares, and as ordinary loss any decrease in such value to the extent it did not exceed prior increases included in income. Under this election, the Fund might be required to recognize in a year income in excess of its distributions from PFICs and its proceeds from dispositions of PFIC stock during that year, and such income would nevertheless be subject to the distribution requirement and would be taken into account for purposes of the 4% excise tax (described above). Dividends paid by PFICs are not treated as qualified dividend income.

Backup Withholding

The Fund may be required to withhold U.S. federal income tax from all taxable distributions and sale proceeds payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. Corporate shareholders and certain other shareholders specified in the Code generally are exempt from such backup withholding. This withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability.

Non-U.S. Shareholders

U.S. taxation of a shareholder who, as to the United States, is a nonresident alien individual, a foreign trust or estate, a foreign corporation or foreign partnership (“non-U.S. shareholder”) depends on whether the income of the Fund is “effectively connected” with a U.S. trade or business carried on by the shareholder.

In addition to the rules described in this section concerning the potential imposition of withholding on distributions to non-U.S. persons, distributions after June 30, 2014, to non-U.S. persons that are “financial institutions” may be subject to a withholding tax of 30% unless an agreement is in place between the financial institution and the U.S. Treasury to collect and disclose information about accounts, equity investments, or debt interests in the financial institution held by one or more U.S. persons or the institution is resident in a jurisdiction that has entered into such an agreement with the U.S. Treasury. For these purposes, a “financial institution” means any entity that (i) accepts deposits in the ordinary course of a banking or similar business; (ii) holds financial assets for the account of others as a substantial portion of its business; or (iii) is engaged (or holds itself out as being engaged) primarily in the business of investing, reinvesting or trading in securities, partnership interests, commodities or any interest (including a futures contract or option) in such securities, partnership interests or commodities.

Dispositions of shares by such persons may be subject to such withholding after December 31, 2018.

Distributions to non-financial non-U.S. entities (other than publicly traded foreign entities, entities owned by residents of U.S. possessions, foreign governments, international organizations, or foreign central banks), will also be subject to a withholding tax of 30% if the entity does not certify that the entity does not have any substantial U.S. owners or provide the name, address and TIN of each substantial U.S. owner. Dispositions of shares by such persons may be subject to such withholding after December 31, 2018.

Income Not Effectively Connected. If the income from the Fund is not “effectively connected” with a U.S. trade or business carried on by the non-U.S. shareholder, distributions of investment company taxable income will generally be subject to a U.S. tax of 30% (or lower treaty rate), which tax is generally withheld from such distributions.

Distributions of capital gain dividends and any amounts retained by the Fund which are properly reported by the Fund as undistributed capital gains will not be subject to U.S. tax at the rate of 30% (or lower treaty rate) unless the non-U.S. shareholder is a nonresident alien individual and is physically present in the United States for more than 182 days during the taxable year and meets certain other requirements. However, this 30% tax on capital gains of nonresident alien individuals who are physically present in the United States for more than the 182 day period only applies in exceptional cases because any individual present in the United States for more than 182 days during the taxable year is generally treated as a resident for U.S. income tax purposes; in that case, he or she would be subject to U.S. income tax on his or her worldwide income at the graduated rates applicable to U.S. citizens, rather than the 30% U.S. tax. In the case of a non-U.S. shareholder who is a nonresident alien individual, the Fund may be required to withhold U.S. income tax from distributions of net capital gain unless the non-U.S. shareholder certifies his or her non-U.S. status under penalties of perjury or otherwise establishes an exemption. If a non-U.S. shareholder is a nonresident alien individual, any gain such shareholder realizes upon the sale or exchange of such shareholder’s shares of the Fund in the United States will ordinarily be exempt from U.S. tax unless the gain is U.S. source income and such shareholder is physically present in the United States for more than 182 days during the taxable year and meets certain other requirements.

Distributions from the Fund that are properly reported by the Fund as an interest-related dividend attributable to certain interest income received by the Fund or as a short-term capital gain dividend attributable to certain net short-term capital gain income received by the Fund may not be subject to U.S. federal income taxes, including withholding taxes when received by certain foreign investors, provided that the Fund makes certain elections and certain other conditions are met.

In addition, capital gains distributions attributable to gains from U.S. real property interests (including certain U.S. real property holding corporations) will generally be subject to United States withholding tax and will give rise to an obligation on the part of the foreign shareholder to file a United States tax return.

Income Effectively Connected. If the income from the Fund is “effectively connected” with a U.S. trade or business carried on by a non-U.S. shareholder, then distributions of investment company taxable income and capital gain dividends, any amounts retained by the Fund which are properly reported by the Fund as undistributed capital gains and any gains realized upon the sale or exchange of shares of the Fund will be subject to U.S. income tax at the graduated rates applicable to U.S. citizens, residents and domestic corporations. Non-U.S. corporate shareholders may also be subject to the branch profits tax imposed by the Code. The tax consequences to a non-U.S. shareholder entitled to claim the benefits of an applicable tax treaty may differ from those described herein. Non-U.S. shareholders are advised to consult their own tax advisors with respect to the particular tax consequences to them of an investment in the Fund.

Other Taxation

Fund shareholders may be subject to state, local and foreign taxes on their Fund distributions. Shareholders are advised to consult their own tax advisors with respect to the particular tax consequences to them of an investment in the Fund.

GENERAL INFORMATION

The Fund is not sponsored, endorsed, sold or promoted by the Exchange.  The Exchange makes no representation or warranty, express or implied, to the owners of Shares or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the Fund to achieve its objective.  The Exchange has no obligation or liability in connection with the administration, marketing or trading of the Fund.

For purposes of the 1940 Act, the Fund is a registered investment company, and the acquisition of Shares by other registered investment companies and companies relying on exemption from registration as investment companies under Section 3(c)(1) or 3(c)(7) of the 1940 Act is subject to the restrictions of Section 12(d)(1) of the 1940 Act, except as permitted by an exemptive order that permits registered investment companies to invest in the Fund beyond those limitations.

Shareholder Meetings and Election of Trustees

As a Delaware statutory trust, the Trust is not required to hold regular annual shareholder meetings and, in the normal course, does not expect to hold such meetings. The Trust, however, must hold shareholder meetings for such purposes as, for example: (1) approving certain agreements as required by the 1940 Act; (2) changing fundamental investment restrictions of a Fund; and (3) filling vacancies on the Board in the event that less than a majority of the Trustees were elected by shareholders. The Trust expects that there will be no meetings of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees holding office have been elected by shareholders. At such time, the Trustees then in office will call a shareholders meeting for the election of Trustees. In addition, the shareholders may remove any Trustee at any time, with or without cause, by vote of not less than a majority of the shares then outstanding. Trustees may appoint successor Trustees.

Shares of Beneficial Interest

The Trust will issue new shares of the Funds at the Funds’ most current NAV. The Trust is authorized to issue an unlimited number of shares of beneficial interest. The Trust has registered an indefinite number of shares of each Fund under Rule 24f-2 of the 1940 Act. Each share has one vote and is freely transferable; shares represent equal proportionate interests in the assets of the Funds only and have identical voting, dividend, redemption, liquidation and other rights. The shares, when issued and paid for in accordance with the terms of the Prospectus, are deemed to be fully paid and non-assessable. Shares have no preemptive, cumulative voting, subscription or conversion rights. Shares can be issued as full shares or as fractions of shares. A fraction of a share has the same kind of rights and privileges as a full share on a pro-rata basis.

Additional Series

The Board may from time to time establish additional series or classes of shares without the approval of shareholders. The assets of each series belong only to that series, and the liabilities of each series are borne solely by that series and no other.

The Board may appoint separate Trustees with respect to one or more series or classes of the Trust’s shares (“Series Trustees”). Series Trustees may, but are not required to, serve as Trustees of the Trust or any other series or class of the Trust. To the extent provided by the Board in the appointment of Series Trustees, the Series Trustees may have, to the exclusion of any other Trustees of the Trust, all the powers and authorities of Trustees under the Declaration of Trust with respect to such Series or Class, but may have no power or authority with respect to any other series or class. The Trustees identified in this SAI are Trustees of the overall Trust and not solely Series Trustees of any Fund.

DESCRIPTION OF COMMERCIAL PAPER RATINGS

Set forth below is a description of commercial paper ratings used by two major nationally recognized statistical ratings organizations (“NRSROs”), S&P and Moody’s. NRSROs base their ratings on current information furnished by the issuer or obtained from other sources they consider reliable. An NRSRO may change, suspend or withdraw its ratings due to changes in, unavailability of, such information or for other reasons.

Commercial Paper Ratings

S&P

An S&P commercial paper rating is a current opinion of the likelihood of timely payment of debt considered short-term in the relevant market. Ratings are graded into several categories, ranging from A-1 for the highest quality obligations to D for the lowest. The two highest categories are as follows:

A-1. This highest category indicates that the degree of safety regarding timely payment is strong. Those issuers determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2. Capacity for timely payment on issues with this designation is satisfactory. However the relative degree of safety is not as high as for issuers designated “A-1”.

Moody’s

Moody’s short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted. Moody’s ratings are opinions, not recommendations to buy or sell, and their accuracy is not guaranteed.

Moody’s employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

Prime-1. Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

●	Leading market positions in well-established industries.
●	High rates of return on funds employed.
●	Conservative capitalization structure with moderate reliance on debt and ample asset protection.
●	Broad margins in earnings coverage of fixed financial charges and high internal cash generation.
●	Well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2. Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

FINANCIAL INFORMATION

The Fund has selected [____________], located at [____________], as its independent registered public accounting firm for the current fiscal year. The firm provides services including (1) audit of annual financial statements, (2) tax return preparation and review, and (3) other related services for the Fund. The Fund is newly organized and as of the date of this SAI has had no operations.

PART C

OTHER INFORMATION
Item 28	Exhibits

(a)(i)	Certificate of Trust. (1)

(a)(ii)	Agreement and Declaration of Trust. (3)

(a)(iii)	Agreement and Declaration of Trust – Schedule A. (5)

(a)(iv)	Agreement and Declaration of Trust – Schedule A - [To Be Filed by Amendment].

(b)	By-Laws. (3)

(c)	None.

(d)(i)	Investment Advisory Agreement between Registrant and Capital Impact Advisors, LLC for the Entrepreneur US Large Cap Fund. (5)

(d)(ii)	Investment Advisory Agreement between Registrant and Capital Impact Advisors, LLC for the All Cap Fund (n/k/a the Entrepreneur US All Cap Fund). (4)

(d)(iii)	Investment Advisory Agreement between Registrant and Weston Capital Advisors, LLC for the Entrepreneur Global Fund. (3)

(d)(iv)	Sub-Advisory Agreement among Registrant, Weston Capital Advisors, LLC and EntrepreneurShares, LLC for the EntrepreneurShares Global Fund. (3)

(d)(v)	Form of Investment Advisory Agreement between Registrant and Capital Impact Advisors, LLC for the Entrepreneur 30 Fund – Filed Herewith.

(e)(i)	Distribution Agreement between Registrant and Rafferty Capital Markets, LLC for the EntrepreneurShares Global Fund. (3)
(e)(ii)	First Amendment to Distribution Agreement between Registrant and Rafferty Capital Markets, LLC for the EntrepreneurShares Global Fund and Entrepreneur US Large Cap Fund. (5)
(e)(iii)	Distribution Agreement between Registrant and Rafferty Capital Markets, LLC for the Entrepreneur All Cap Fund (n/k/a the Entrepreneur US All Cap Fund). (4)

(e)(iv)	Distribution Agreement between Registrant and Rafferty Capital Markets, LLC for the Entrepreneur 30 Fund - [To Be Filed by Amendment].

(f)	None.

(g)(i)	Custody Agreement with U.S. Bank National Association for the EntrepreneurShares Global Fund. (4)

(g)(ii)	First Amendment to Custody Agreement with U.S. Bank National Association for the EntrepreneurShares Global Fund and All Cap Impact Fund (n/k/a the Entrepreneur US All Cap Fund). (4)
(g)(iii)	Second Amendment to Custody Agreement with U.S. Bank National Association for the EntrepreneurShares Global Fund and Entrepreneur US Large Cap Fund. (5)
(g)(iv)	Custody Agreement for the Entrepreneur 30 Fund - [To Be Filed by Amendment].

(h)(i)	Fund Administration Servicing Agreement with U.S. Bancorp Fund Services, LLC for the EntrepreneurShares Global Fund. (4)

(h)(ii)
First Amendment to Fund Administration Servicing Agreement with U.S. Bancorp Fund Services, LLC for the EntrepreneurShares Global Fund and All Cap Impact Fund (n/k/a the Entrepreneur US All Cap Fund). (4)

(h)(iii)	Second Amendment to Fund Administration Servicing Agreement with U.S. Bancorp Fund Services, LLC for the EntrepreneurShares Global Fund and Entrepreneur US Large Cap Fund. (5)
(h)(iv)	Transfer Agent Servicing Agreement with U.S. Bancorp Fund Services, LLC for the EntrepreneurShares Global Fund. (4)

(h)(v)	First Amendment to Transfer Agent Servicing Agreement with U.S. Bancorp Fund Services, LLC for the EntrepreneurShares Global Fund and All Cap Impact Fund (n/k/a the Entrepreneur US All Cap Fund). (4)
(h)(vi)	Second Amendment to Transfer Agent Servicing Agreement with U.S. Bancorp Fund Services, LLC for the EntrepreneurShares Global Fund and Entrepreneur US Large Cap Fund. (5)
(h)(v)	Fund Accounting Servicing Agreement with U.S. Bancorp Fund Services, LLC for the EntrepreneurShares Global Fund. (4)
(h)(vi)	First Amendment to Fund Accounting Servicing Agreement with U.S. Bancorp Fund Services, LLC for the EntrepreneurShares Global Fund and All Cap Impact Fund (n/k/a the Entrepreneur US All Cap Fund). (4)

(h)(vii)	Second Amendment to Fund Accounting Servicing Agreement with U.S. Bancorp Fund Services, LLC for the EntrepreneurShares Global Fund and Entrepreneur US Large Cap Fund. (4)

(h)(viii)	Fund Administration Servicing Agreement for the Entrepreneur 30 Fund - [To Be Filed by Amendment].

(h)(ix)	Transfer Agent Servicing Agreement for the Entrepreneur 30 Fund - [To Be Filed by Amendment].

(h)(x)	Fund Accounting Servicing Agreement for the Entrepreneur 30 Fund - [To Be Filed by Amendment].

(i)	Opinion of Foley & Lardner LLP – Filed Herewith

(j)	Consent of Independent Registered Public Accounting Firm – Not Applicable.

(k)	None.

(l)	None.

(m)(i)	Service and Distribution Plan (12b-1 Plan) for the EntrepreneurShares Global Fund – Retail Class shares. (3)

(m)(ii)	Service and Distribution Plan (12b-1 Plan) for the Entrepreneur All Cap Fund (n/k/a the Entrepreneur US All Cap Fund) – Institutional Class and Retail Class shares. (4)

(m)(iii)	Service and Distribution Plan (12b-1 Plan) for the Entrepreneur US Large Cap Fund – Retail Class shares. (5)

(n)(i)	18f-3 Plan for the EntrepreneurShares Global Fund. (2)

(n)(ii)	18f-3 Plan for the Entrepreneur All Cap Fund (n/k/a the Entrepreneur US All Cap Fund). (4)

(n)(iii)	18f-3 Plan for the Entrepreneur US Large Cap Fund. (5)

(o)	Reserved.

(p)(i)	Code of Ethics of EntrepreneurShares Series Trust. (4)

(p)(ii)	Code of Ethics of Capital Impact Advisors, LLC. (4)

(p)(iii)	Code of Ethics of Weston Capital Advisors, LLC. (3)

(p)(iv)	Code of Ethics of EntrepreneurShares, LLC. (6)

(p)(v)	Code of Ethics of Rafferty Capital Markets, LLC. (6)

(1)	Incorporated by reference to the Registrant’s Registration Statement on Form N-1A (File No. 333-168040) filed on July 9, 2010.

(2)	Incorporated by reference to the Registrant’s Registration Statement on Form N-1A (File No. 333-168040) filed on October 25, 2010.

(3)	Incorporated by reference to the Registrant’s Registration Statement on Form N-1A (File No. 333-168040) filed on November 4, 2010.

(4)	Incorporated by reference to the Registrant’s Registration Statement on Form N-1A (File No. 333-168040) filed on October 7, 2013.

(5)	Incorporated by reference to the Registrant’s Registration Statement on Form N-1A (File No. 333-168040) filed on June 26, 2014.

(6)	Incorporated by reference to the Registrant’s Registration Statement on Form N-1A (File No. 333-168040) filed on October 28, 2016.
Item 29	Persons Controlled by or under Common Control with Registrant
Registrant is not controlled by any person.  Registrant neither controls any person nor is under common control with any other person.

Item 30	Indemnification
Reference is made to Article VI in the Registrant’s Agreement and Declaration of Trust, which is incorporated by reference herein.  In addition to the indemnification provisions contained in the Registrant’s Agreement and Declaration of Trust, there are also indemnification and hold harmless provisions contained in the Investment Advisory Agreements, the Distribution Agreement, the Custodian Agreement and the Administration Agreement, all as amended or supplemented to date. The general effect of the indemnification available to an officer or trustee may be to reduce the circumstances under which the officer or trustee is required to bear the economic burden of liabilities and expenses related to actions taken by the individual in his or her capacity as an officer or trustee.

Insofar as indemnification for and with respect to liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of Registrant pursuant to the foregoing provisions or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable.  In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a director, officer or controlling person or Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 31	Business and Other Connections of Investment Adviser
Incorporated by reference to the Statement of Additional Information pursuant to Rule 411 under the Securities Act of 1933.

Item 32	Principal Underwriters
(a)
Rafferty Capital Markets, LLC (“RCM”), 1010 Franklin Avenue, Suite 300A, Garden City, NY 11530, serves as EntrepreneurShares Series Trust’s principal underwriter. RCM also serves as principal underwriter for the following investment companies registered under the Investment Company Act of 1940, as amended:

(1) Adirondack Funds, (2) Chou America Mutual Funds, (3) Conestoga Funds, (4) Cottonwood Mutual Funds, (5) Direxion Funds, (6) EntrepreneurShares Series Trust, (7) Epiphany Funds, (8) FMI Funds Inc., (9) Leuthold Funds, (10) Marketocracy Funds, (11) Philadelphia Investment Partners New Generation Fund, (12) PSP Family of Funds, (13) Ranger Funds Investment Trust, (14) Reynolds Funds, (15) Satuit Capital Management Trust, (16) Sparrow Funds, (17) Valley Forge Fund and (18) Walthausen Funds.

(b)	The following is provided with respect to each director, officer, or partner of RCM:
Name and Principal Business Address	Positions and Offices with Underwriter	Positions and Offices with Fund
Thomas A. Mulrooney	President	None
Stephen P. Sprague	Chief Financial Officer	None

The address for each director, officer, or partner of RCM is 1010 Franklin Avenue, Suite 300A, Garden City, NY 11530.
(c)
The following table sets forth the commissions and other compensation received, directly or indirectly, from the Fund during the last fiscal year by the principal underwriter who is not an affiliated person of the Fund.

Name of Principal Underwriter	Net Underwriting Discounts and Commissions	Compensation on Redemption and Repurchases	Brokerage Commissions	Other Compensation
Rafferty Capital Markets, LLC	None	None	None	None

Item 33	Location of Accounts and Record
The accounts, books and other documents required to be maintained by Registrant pursuant to Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are in the physical possession of Registrant and Registrant’s Administrator as follows:  the documents required to be maintained by paragraphs (5), (6), (7), (10) and (11) of Rule 31a-1(b) will be maintained by the Registrant at its principal executive offices; and all other records will be maintained by the Registrant’s Administrator, U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin.

Item 34	Management Services
All management-related service contracts entered into by Registrant are discussed in Parts A and B of this Registration Statement.

Item 35	Undertakings
Registrant undertakes to furnish each person to whom a prospectus is delivered a copy of Registrant’s latest annual report to shareholders, upon request and without charge.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Boston and State of Massachusetts on the 11th day of August, 2017.

ENTREPRENEURSHARES SERIES TRUST
(Registrant)

By:   /s/Joel Shulman
        Joel Shulman, President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the date(s) indicated.

Name	Title	Date

/s/Joel Shulman Joel Shulman	President (Principal Executive Officer) and Trustee	August 11, 2017

/s/Dave Cragg Dave Cragg	Vice President, Secretary and Treasurer (Principal Financial and Accounting Officer)	August 11, 2017

/s/George Berbeco George Berbeco	Trustee	August 11, 2017

/s/Stephen Sohn Stephen Sohn	Trustee	August 11, 2017

EXHIBIT INDEX

Exhibit No.	Description
(d)(v)	Form of Investment Advisory Agreement between Registrant and Capital Impact Advisors, LLC for the Entrepreneur 30 Fund.
(i)	Opinion of Foley & Lardner LLP